EXHIBIT 99.1


The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-FF6 (the "Securities") to be issued by First Franklin Mortgage Loan Trust, Series 2004-FF6 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC., the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

First Franklin Mortgage Loan Trust, Series 2004-FF6
Fixed Rate

1. Fico Distribution


----------------------------------------------------------------------------------------------------------------------------
                                                                                     Weighted
                                                              % by                    Average              Weighted    Wtd
                               Current         Average       Current     Weighted     Stated               Average     Avg
Fico           Number of      Principal        Current      Principal    Average     Remaining    FICO     Original    Back
Distribution     Loans         Balance         Balance       Balance     Coupon        Term       Score      LTV       Ratio
----------------------------------------------------------------------------------------------------------------------------
540 - 550            101     10,903,423.96    107,954.69         5.47       7.415          340      545       73.01    38.58
551 - 575            293     34,894,767.89    119,094.77        17.50       7.346          338      564       73.87    38.99
576 - 600            100     12,498,370.43    124,983.70         6.27       7.196          328      584       73.59    39.21
601 - 625            251     33,203,787.03    132,286.00        16.65       7.288          348      614       88.19    40.36
626 >=               648    107,882,628.78    166,485.54        54.11       6.847          344      677       87.16    39.40
Total:             1,393    199,382,978.09    143,132.07       100.00       7.061          343      634       83.38    39.43
----------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------
                                            Pct
               Pct       Pct       Pct      Cash
Fico           Full     Owner     Single    -out
Distribution   Doc       Occ      Family    Refi
-------------------------------------------------
540 - 550      98.19    100.00     85.61    63.73
551 - 575      90.05     99.03     80.07    74.57
576 - 600      72.42     98.97     82.59    73.65
601 - 625      76.75     99.46     79.92    53.32
626 >=         66.26     99.04     75.72    46.03
Total:         74.30     99.16     78.15    54.94
-------------------------------------------------

Minimum: 540
Maximum: 804
Weighted Average: 633.6

First Franklin Mortgage Loan Trust, Series 2004-FF6
Adjustable Rate

1. Fico Distribution


-------------------------------------------------------------------------------------------------------------------------------
                                                                                               Weighted
                                                                      % by                      Average                Weighted
                                     Current          Average        Current      Weighted      Stated                 Average
Fico                Number of       Principal         Current       Principal     Average      Remaining     FICO      Original
Distribution          Loans          Balance          Balance        Balance      Coupon         Term        Score       LTV
-------------------------------------------------------------------------------------------------------------------------------
<= 539                      1         102,113.94     102,113.94          0.01        6.375           357       516        80.00
540 - 550                 172      24,234,561.12     140,898.61          2.80        7.507           357       545        76.39
551 - 575                 698     101,353,535.57     145,205.64         11.73        7.168           357       565        79.67
576 - 600                 274      47,427,883.74     173,094.47          5.49        6.812           357       586        80.56
601 - 625                 608     114,765,630.13     188,759.26         13.28        6.312           357       614        83.72
626 >=                  2,413     576,202,143.22     238,790.78         66.68        6.021           357       682        84.38
Total:                  4,166     864,085,867.72     207,413.79        100.00        6.280           357       650        83.31
-------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------

                     Wtd                                         Pct
                     Avg      Pct        Pct          Pct        Cash
Fico                Back      Full       Owner       Single       -out
Distribution        Ratio     Doc        Occ         Family      Refi
----------------------------------------------------------------------
<= 539              42.00     100.00     100.00       100.00      0.00
540 - 550           40.45      95.78     100.00        84.82     68.08
551 - 575           40.03      95.45      99.39        76.69     59.13
576 - 600           42.95      91.97      99.41        74.93     50.73
601 - 625           45.76      95.49      99.05        70.13     33.92
626 >=              44.54      87.10      96.26        62.74     21.23
Total:              43.96      89.71      97.27        66.65     30.29
----------------------------------------------------------------------

Minimum: 516
Maximum: 817
Weighted Average: 649.9

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-FF6 (the "Securities") to be issued by First Franklin Mortgage Loan Trust, Series 2004-FF6 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC., the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

First Franklin Mortgage Loan Trust, Series 2004-FF6
All records

1. Summary Statistics

Collateral Characteristics:
Total Current Balance: $1,063,468,846
Number of Loans: 5,559
Average Current Balance: $191,306
Weighted Average Coupon: 6.426%
Weighted Average Net Coupon: 5.906%
Weighted Average Remaining Term: 354
Weighted Average Seasoning: 3
Second Liens: 0.00%
Weighted Average Combined OLTV: 83.32%
Weighted Average FICO: 647
Loans w/ Prepay Penalties: 84.41%
:
ARM Characteristics:

Weighted Average Coupon (Arm Only): 6.280%
Weighted Average Remaining Term (Arm Only): 357
Weighted Average Margin: 4.838%
Weighted Average Initial Per Cap: 2.954%
Weighted Average Per Cap: 1.000%
Weighted Average Lifetime Rate Cap: 6.000%
Weighted Average Months To Roll: 28
:
Loan Type:
Fixed: 18.75%
Balloons: 0.05%
2-28 Arms: 60.37%
3-27 Arms: 3.19%
Other Hybrid: 17.70%
:
Index:
6-Month Libor: 81.25%
1-Month Libor: 0.00%
Other Index: 18.75%

2. Loan Purpose


----------------------------------------------------------------------------------------------------
                                                        % of
                                                       Mortgage
                                                      Loan Pool
                                      Aggregate      by  Aggregate   Weighted   Weighted
                                       Cut-off         Cut-off       Average    Average     Weighted
                        Number of       Date            Date          Gross     Remaining   Average
Loan                    Mortgage      Principal       Principal      Interest    Term       Original
Purpose                  Loans         Balance         Balance        Rate      (months)     LTV (%)
----------------------------------------------------------------------------------------------------
Purchase                    2,994      616,434,084           57.96      6.220         357      84.69
Refinance - Cashout         2,113      371,269,547           34.91      6.712         351      81.29
Refinance - Rate Term         452       75,765,214            7.12      6.700         353      82.09
Total:                      5,559    1,063,468,846          100.00      6.426         354      83.32
----------------------------------------------------------------------------------------------------

3. Occupancy


----------------------------------------------------------------------------------------------------
                                                        % of
                                                       Mortgage
                                                      Loan Pool
                                      Aggregate      by  Aggregate   Weighted   Weighted
                                       Cut-off         Cut-off       Average    Average     Weighted
                        Number of       Date            Date          Gross     Remaining   Average
                        Mortgage      Principal       Principal      Interest    Term       Original
Occupancy                Loans         Balance         Balance        Rate      (months)     LTV (%)
----------------------------------------------------------------------------------------------------
Primary                     5,389    1,038,235,183           97.63      6.419         354      83.30
Non-Owner Occupied            170       25,233,663            2.37      6.712         354      84.05
Total:                      5,559    1,063,468,846          100.00      6.426         354      83.32
----------------------------------------------------------------------------------------------------

4. Property Type


----------------------------------------------------------------------------------------------------
                                                        % of
                                                       Mortgage
                                                      Loan Pool
                                      Aggregate      by  Aggregate   Weighted   Weighted
                                       Cut-off         Cut-off       Average    Average     Weighted
                        Number of       Date            Date          Gross     Remaining   Average
Property                Mortgage      Principal       Principal      Interest    Term       Original
Type                     Loans         Balance         Balance        Rate      (months)     LTV (%)
----------------------------------------------------------------------------------------------------
Single Family Residence     4,052      731,750,772           68.81      6.488         354      83.27
PUD                           930      215,839,410           20.30      6.257         355      83.42
Condo                         425       83,903,477            7.89      6.176         357      83.17
2-4 Family                    151       31,851,371            3.00      6.814         357      84.31
Modular                         1          123,815            0.01      7.500         358      72.94
Total:                      5,559    1,063,468,846          100.00      6.426         354      83.32
----------------------------------------------------------------------------------------------------

5. Documentation Type


-------------------------------------------------------------------------------------------------------
                                                           % of
                                                          Mortgage
                                                         Loan Pool
                                         Aggregate      by  Aggregate   Weighted   Weighted
                                          Cut-off         Cut-off       Average    Average     Weighted
                           Number of       Date            Date          Gross     Remaining   Average
Documentation              Mortgage      Principal       Principal      Interest    Term       Original
Type                        Loans         Balance         Balance        Rate      (months)     LTV (%)
-------------------------------------------------------------------------------------------------------
Full                           4,754      923,301,017           86.82      6.344         355      83.10
No Income Verification           609      106,671,738           10.03      6.930         348      86.13
No Documentation                 127       18,130,972            1.70      7.523         357      80.51
Limited Income Verification       69       15,365,118            1.44      6.556         357      80.68
Total:                         5,559    1,063,468,846          100.00      6.426         354      83.32
-------------------------------------------------------------------------------------------------------

6. Fico Distribution


----------------------------------------------------------------------------------------------------
                                                        % of
                                                       Mortgage
                                                      Loan Pool
                                      Aggregate      by  Aggregate   Weighted   Weighted
                                       Cut-off         Cut-off       Average    Average     Weighted
                        Number of       Date            Date          Gross     Remaining   Average
Fico                    Mortgage      Principal       Principal      Interest    Term       Original
Distribution             Loans         Balance         Balance        Rate      (months)     LTV (%)
----------------------------------------------------------------------------------------------------
500 - 519                       1          102,114            0.01      6.375         357      80.00
540 - 559                     499       63,234,128            5.95      7.464         351      75.87
560 - 579                     935      130,743,389           12.29      7.136         353      78.66
580 - 599                     173       31,852,450            3.00      6.860         352      78.63
600 - 619                     602      103,207,236            9.70      6.523         355      83.60
620 - 639                     818      151,864,372           14.28      6.458         355      86.33
640 - 659                     663      147,145,715           13.84      6.206         354      84.68
660 - 679                     550      123,744,989           11.64      6.162         354      83.30
680 - 699                     493      114,730,807           10.79      6.034         356      84.79
700 - 719                     320       74,331,237            6.99      6.102         357      85.65
720 - 739                     213       47,292,564            4.45      6.123         354      86.24
740 - 759                     150       39,113,674            3.68      5.871         357      84.08
760 >=                        142       36,106,169            3.40      5.955         357      84.34
Total:                      5,559    1,063,468,846          100.00      6.426         354      83.32
----------------------------------------------------------------------------------------------------

Minimum: 516
Maximum: 817
Weighted Average: 646.9

7. Original Loan-to-Value Ratio (%)


----------------------------------------------------------------------------------------------------
                                                        % of
                                                       Mortgage
                                                      Loan Pool
                                      Aggregate      by  Aggregate   Weighted   Weighted
Combined                               Cut-off         Cut-off       Average    Average     Weighted
Original                Number of       Date            Date          Gross     Remaining   Average
Loan-to-Value           Mortgage      Principal       Principal      Interest    Term       Original
Ratio (%)                Loans         Balance         Balance        Rate      (months)     LTV (%)
----------------------------------------------------------------------------------------------------
<= 20.00                        3          173,001            0.02      6.887         299      15.67
20.01 - 30.00                   7          583,342            0.05      6.622         342      26.05
30.01 - 40.00                  23        2,872,969            0.27      6.745         351      37.09
40.01 - 50.00                  45        5,606,427            0.53      6.432         347      46.12
50.01 - 60.00                 131       22,142,369            2.08      6.404         349      56.54
60.01 - 70.00                 293       53,503,004            5.03      6.449         350      66.40
70.01 - 80.00               2,380      526,438,229           49.50      5.959         355      79.18
80.01 - 90.00               1,210      209,414,067           19.69      6.985         354      87.79
90.01 - 100.00              1,467      242,735,439           22.82      6.949         355      96.20
Total:                      5,559    1,063,468,846          100.00      6.426         354      83.32
----------------------------------------------------------------------------------------------------

Minimum: 12.17
Maximum: 100.00
weighted Average by Original Balance: 83.32
Weighted Average by Current Balance: 83.32

8. Current Principal Balance ($)


----------------------------------------------------------------------------------------------------
                                                        % of
                                                       Mortgage
                                                      Loan Pool
                                      Aggregate      by  Aggregate   Weighted   Weighted
                                       Cut-off         Cut-off       Average    Average     Weighted
Current                 Number of       Date            Date          Gross     Remaining   Average
Principal               Mortgage      Principal       Principal      Interest    Term       Original
Balance ($)              Loans         Balance         Balance        Rate      (months)     LTV (%)
----------------------------------------------------------------------------------------------------
$1 - $25,000                    7          161,129            0.02      7.829         302      69.37
$25,001 - $50,000             211        8,898,155            0.84      7.828         340      79.69
$50,001 - $75,000             494       31,541,301            2.97      7.520         346      82.10
$75,001 - $100,000            693       61,039,769            5.74      7.245         350      84.60
$100,001 - $150,000         1,338      167,778,274           15.78      6.871         353      85.34
$150,001 - $200,000           908      156,676,187           14.73      6.598         355      84.32
$200,001 - $250,000           593      132,622,758           12.47      6.399         356      83.75
$250,001 - $300,000           425      116,379,027           10.94      6.312         356      83.94
$300,001 - $350,000           293       95,056,308            8.94      6.076         355      83.99
$350,001 - $400,000           192       71,834,567            6.75      6.133         356      84.45
$400,001 - $450,000            92       39,193,179            3.69      5.855         355      83.09
$450,001 - $500,000            74       35,134,001            3.30      5.876         355      82.35
$500,001 - $550,000            83       43,792,829            4.12      5.888         355      79.28
$550,001 - $600,000            48       27,624,319            2.60      5.711         357      81.76
$600,001 - $650,000            48       30,208,186            2.84      5.776         357      79.27
$650,001 - $700,000            22       15,003,596            1.41      5.926         357      78.89
$700,001 - $750,000            15       11,093,084            1.04      5.716         357      76.56
$750,001 - $800,000            11        8,516,055            0.80      5.970         340      74.50
$800,001 - $850,000             2        1,662,000            0.16      5.886         357      72.55
$850,001 - $900,000             5        4,366,401            0.41      6.050         358      75.51
$900,001 - $950,000             1          908,350            0.09      6.500         358      63.64
$950,001 - $1,000,000           4        3,979,368            0.37      6.124         357      57.76
Total:                      5,559    1,063,468,846          100.00      6.426         354      83.32
----------------------------------------------------------------------------------------------------

Minimum: 19,938.54
Maximum: 1,000,000.00
Average: 191,305.78

9. Geographical Distribution


----------------------------------------------------------------------------------------------------
                                                        % of
                                                       Mortgage
                                                      Loan Pool
                                      Aggregate      by  Aggregate   Weighted   Weighted
                                       Cut-off         Cut-off       Average    Average     Weighted
                        Number of       Date            Date          Gross     Remaining   Average
Geographical            Mortgage      Principal       Principal      Interest    Term       Original
Distribution             Loans         Balance         Balance        Rate      (months)     LTV (%)
----------------------------------------------------------------------------------------------------
Alabama                        38        4,447,786            0.42      7.149         351      87.53
Arizona                        91       14,280,582            1.34      6.614         357      84.67
Arkansas                       11        1,244,184            0.12      7.290         357      91.84
California                  1,519      451,383,357           42.44      5.923         356      81.15
Colorado                      142       28,815,849            2.71      6.305         353      85.38
Connecticut                    23        4,265,883            0.40      6.961         358      84.28
Delaware                        5          699,811            0.07      7.538         319      91.16
Florida                       484       76,959,100            7.24      6.767         354      84.69
Georgia                       195       30,859,760            2.90      6.660         355      87.39
Idaho                          13        1,443,067            0.14      6.796         357      85.53
Illinois                      232       36,292,138            3.41      6.936         351      84.25
Indiana                       106        8,821,763            0.83      7.251         352      89.25
Iowa                           21        1,449,528            0.14      7.740         357      92.76
Kansas                         20        2,266,034            0.21      7.153         351      92.60
Kentucky                       55        6,018,767            0.57      7.128         343      89.01
Louisiana                      16        1,888,681            0.18      7.047         348      89.36
Maine                          13        1,577,704            0.15      6.971         350      78.07
Maryland                       62       13,107,510            1.23      6.773         355      87.07
Massachusetts                  51       12,805,427            1.20      6.605         355      77.44
Michigan                      263       37,158,251            3.49      7.001         356      86.31
Minnesota                     134       23,652,293            2.22      6.682         356      84.42
Missouri                       72        6,882,896            0.65      7.460         357      87.37
Montana                         2          227,331            0.02      6.819         266      95.05
Nebraska                       14        1,194,745            0.11      7.761         348      88.32
Nevada                        115       22,298,682            2.10      6.530         355      84.70
New Hampshire                  19        4,151,034            0.39      6.570         357      82.58
New Jersey                     92       17,677,207            1.66      7.101         352      83.19
New Mexico                     13        1,912,848            0.18      7.222         357      86.67
New York                      143       33,145,206            3.12      6.797         356      81.88
North Carolina                102       13,839,830            1.30      7.164         357      88.71
North Dakota                    1           44,714              --      8.250         357      89.96
Ohio                          265       27,860,453            2.62      7.203         351      88.20
Oklahoma                       30        3,145,559            0.30      7.458         353      90.84
Oregon                        129       19,311,303            1.82      6.354         357      83.02
Pennsylvania                  108       13,812,957            1.30      7.045         355      86.75
Rhode Island                   16        3,696,939            0.35      6.929         352      80.92
South Carolina                 37        4,192,177            0.39      6.609         357      88.65
South Dakota                    1           36,455              --      7.750         357      85.00
Tennessee                     123       14,116,348            1.33      6.931         353      85.04
Texas                         458       63,165,195            5.94      6.709         342      81.85
Utah                           85       12,824,424            1.21      6.528         354      87.20
Vermont                         4          611,275            0.06      6.684         357      85.77
Virginia                       48        9,526,486            0.90      6.649         355      83.78
Washington                    105       19,454,083            1.83      6.366         357      83.79
West Virginia                   8        1,104,857            0.10      7.170         357      88.56
Wisconsin                      75        9,798,367            0.92      7.020         351      88.21
Total:                      5,559    1,063,468,846          100.00      6.426         354      83.32
----------------------------------------------------------------------------------------------------

Number of States Represented: 46

600k($)>10. Original Principal Balance > 600k ($)


------------------------------------------------------------------------------------------------------------

                                                                                              Pct
Original                                  % of      Weighted   Weighted   Weighted    Pct     Cash     Pct
Principal                  Current       Current    Average    Average    Average    Owner    -out     Full
Balance > 600k ($)         Balance       Balance    Coupon      Fico       OLTV       Occ     Refi     Doc
------------------------------------------------------------------------------------------------------------
$600,001 - $650,000     30,208,186.24       39.89      5.776        674      79.27   100.00   27.40    97.89
$650,001 - $700,000     15,003,596.35       19.81      5.926        684      78.89   100.00    9.11   100.00
$700,001 - $750,000     11,093,084.46       14.65      5.716        705      76.56   100.00   26.77    86.77
$750,001 - $800,000      8,516,055.36       11.24      5.970        667      74.50   100.00   27.08   100.00
$800,001 - $850,000      1,662,000.00        2.19      5.886        706      72.55   100.00    0.00   100.00
$850,001 - $900,000      4,366,401.03        5.77      6.050        682      75.51   100.00   20.04   100.00
$900,001 - $950,000        908,350.24        1.20      6.500        664      63.64   100.00    0.00   100.00
$950,001 - $1,000,000    3,979,368.43        5.25      6.124        684      57.76   100.00   49.94   100.00
Total:                  75,737,042.11      100.00      5.864        681      76.58   100.00   23.48    97.22
------------------------------------------------------------------------------------------------------------

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-FF6 (the "Securities") to be issued by First Franklin Mortgage Loan Trust, Series 2004-FF6 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC., the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

-----------------------------------
Deal Name:             FFML2004-FF6
-----------------------------------

-----------------------------------------------
The percentages per table should add up to 100%
-----------------------------------------------


--------------------
FICO & Documentation
----------------------------------------------------------------------------------------
                                                                      Avg Prin   Current
FICO Score   Full DOC    NIV     No Doc   Limited   All Doc    WAC    Balance      LTV
----------------------------------------------------------------------------------------
(you can delete not applicable buckets)
501-550         3.20%    0.03%    0.00%     0.09%     3.31%   7.476    128,614     75.35
551-600        17.00%    1.14%    0.00%     0.30%    18.45%   7.115    143,718     78.46
601-650        29.26%    2.53%    0.00%     0.29%    32.09%   6.418    189,989     85.17
651-700        23.66%    3.22%    0.74%     0.47%    28.09%   6.115    226,514     84.08
701-750         9.56%    2.31%    0.71%     0.29%    12.87%   6.074    233,607     85.70
751-800         4.02%    0.80%    0.24%     0.00%     5.07%   5.913    252,933     84.18
801-850         0.11%    0.00%    0.01%     0.00%     0.12%   6.028    215,481     88.32
Total          86.82%   10.03%    1.70%     1.44%   100.00%   6.426    191,306     83.32
----------------------------------------------------------------------------------------


----------
LTV & FICO
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Wtd
Current LTV   FICO < 450   450 - 500   501 - 550   551 - 600   601 - 650   651 - 700   701 - 750   751 - 800   801 - 850   FICO
-------------------------------------------------------------------------------------------------------------------------------
(feel free to delete N/A buckets)
10.0-20            0.00%       0.00%       0.00%       0.01%       0.00%       0.00%       0.00%       0.00%       0.00%    615
20.01-30           0.00%       0.00%       0.00%       0.03%       0.01%       0.00%       0.01%       0.00%       0.00%    607
30.01-40           0.00%       0.00%       0.02%       0.20%       0.02%       0.01%       0.02%       0.00%       0.00%    594
40.01-50           0.00%       0.00%       0.10%       0.26%       0.06%       0.06%       0.01%       0.03%       0.00%    602
50.01-60           0.00%       0.00%       0.20%       1.04%       0.30%       0.34%       0.19%       0.02%       0.00%    609
60.01-70           0.00%       0.00%       0.46%       2.35%       1.13%       0.86%       0.11%       0.11%       0.00%    606
70.01-80           0.00%       0.00%       1.67%       6.48%      15.37%      16.26%       6.71%       2.98%       0.04%    654
80.01-90           0.00%       0.00%       0.87%       7.97%       5.18%       3.45%       1.63%       0.55%       0.04%    621
90.01-100          0.00%       0.00%       0.00%       0.11%      10.01%       7.11%       4.19%       1.37%       0.04%    669
Total              0.00%       0.00%       3.31%      18.45%      32.09%      28.09%      12.87%       5.07%       0.12%    647
-------------------------------------------------------------------------------------------------------------------------------
----------
LTV & FICO
-----------------------------------------------------------------------------------
               Avg Prin              Gross                                  Limited
Current LTV      Bal         WAC     Margin   Full Doc   NIV Doc   No Doc     Doc
-----------------------------------------------------------------------------------
(feel free to delete N/A buckets)
10.0-20        57,666.94     6.887    2.875      0.01%     0.00%    0.00%     0.00%
20.01-30       83,334.54     6.622    4.554      0.03%     0.02%    0.01%     0.00%
30.01-40      124,911.68     6.745    4.612      0.24%     0.01%    0.02%     0.00%
40.01-50      124,587.26     6.432    4.548      0.43%     0.06%    0.03%     0.00%
50.01-60      169,025.72     6.404    4.390      1.64%     0.34%    0.03%     0.07%
60.01-70      182,604.11     6.449    4.450      4.09%     0.77%    0.08%     0.09%
70.01-80      221,192.53     5.959    4.291     45.71%     2.25%    0.77%     0.77%
80.01-90      173,069.48     6.985    5.681     16.14%     2.72%    0.49%     0.34%
90.01-100     165,463.83     6.949    5.558     18.53%     3.85%    0.27%     0.17%
Total         191,305.78     6.426    4.838     86.82%    10.03%    1.70%     1.44%
-----------------------------------------------------------------------------------



-------------------
Prin Balance & FICO
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Wtd
Current LTV            FICO < 450  450 - 500  501 - 550  551 - 600  601 - 650  651 - 700  701 - 750  751 - 800  801 - 850  FICO
-------------------------------------------------------------------------------------------------------------------------------
(feel free to delete N/A buckets)
$1 - $50,000                0.00%      0.00%      0.10%      0.40%      0.17%      0.13%      0.04%      0.02%    0.00%     602
$50,001 - $100,000          0.00%      0.00%      0.78%      3.06%      2.54%      1.42%      0.69%      0.22%    0.00%     617
$100,001 - $150,000         0.00%      0.00%      0.72%      3.99%      5.80%      3.42%      1.43%      0.39%    0.02%     631
$150,001 - $200,000         0.00%      0.00%      0.53%      3.58%      4.72%      3.71%      1.58%      0.59%    0.02%     637
$200,001 - $250,000         0.00%      0.00%      0.33%      2.41%      4.57%      3.20%      1.32%      0.61%    0.02%     643
$250,001 - $300,000         0.00%      0.00%      0.49%      2.11%      3.33%      3.24%      1.19%      0.55%    0.03%     645
$300,001 - $350,000         0.00%      0.00%      0.22%      0.80%      3.44%      2.68%      1.40%      0.37%    0.03%     656
$350,001 - $400,000         0.00%      0.00%      0.14%      0.96%      2.17%      2.01%      1.02%      0.46%    0.00%     656
$400,001 - $450,000         0.00%      0.00%      0.00%      0.45%      1.03%      1.12%      0.80%      0.28%    0.00%     666
$450,001 - $500,000         0.00%      0.00%      0.00%      0.32%      0.84%      1.15%      0.67%      0.32%    0.00%     673
$500,001 - $550,000         0.00%      0.00%      0.00%      0.15%      1.34%      1.73%      0.49%      0.40%    0.00%     672
$550,001 - $600,000         0.00%      0.00%      0.00%      0.00%      0.48%      1.30%      0.49%      0.32%    0.00%     688
$600,001 - $650,000         0.00%      0.00%      0.00%      0.12%      0.88%      1.00%      0.65%      0.18%    0.00%     674
$650,001 - $700,000         0.00%      0.00%      0.00%      0.00%      0.26%      0.83%      0.19%      0.13%    0.00%     684
$700,001 - $750,000         0.00%      0.00%      0.00%      0.00%      0.14%      0.35%      0.42%      0.14%    0.00%     705
$750,001 - $800,000         0.00%      0.00%      0.00%      0.00%      0.29%      0.29%      0.21%      0.00%    0.00%     667
$800,001 - $850,000         0.00%      0.00%      0.00%      0.00%      0.00%      0.08%      0.08%      0.00%    0.00%     706
$850,001 - $900,000         0.00%      0.00%      0.00%      0.00%      0.08%      0.25%      0.08%      0.00%    0.00%     682
$900,001 - $950,000         0.00%      0.00%      0.00%      0.00%      0.00%      0.09%      0.00%      0.00%    0.00%     664
$950,001 - $1,000,000       0.00%      0.00%      0.00%      0.09%      0.00%      0.09%      0.09%      0.09%    0.00%     684
Total:                      0.00%      0.00%      3.31%     18.45%     32.09%     28.09%     12.87%      5.07%    0.12%     647
-------------------------------------------------------------------------------------------------------------------------------
-------------------
Prin Balance & FICO
---------------------------------------------------------------------------------
                       Current         Gross                              Limited
Current LTV              LTV     WAC   Margin  Full Doc  NIV Doc  No Doc   Doc
---------------------------------------------------------------------------------
(feel free to delete N/A buckets)
$1 - $50,000             79.51  7.828   5.983     0.70%    0.10%   0.04%    0.01%
$50,001 - $100,000       83.75  7.339   5.516     7.40%    1.02%   0.21%    0.08%
$100,001 - $150,000      85.34  6.871   5.148    13.53%    1.69%   0.41%    0.15%
$150,001 - $200,000      84.32  6.598   5.135    12.44%    1.69%   0.45%    0.16%
$200,001 - $250,000      83.75  6.399   4.972    10.45%    1.61%   0.21%    0.21%
$250,001 - $300,000      83.94  6.312   4.892     9.54%    1.22%   0.10%    0.08%
$300,001 - $350,000      83.99  6.076   4.665     7.59%    1.05%   0.12%    0.18%
$350,001 - $400,000      84.45  6.133   4.743     5.67%    0.84%   0.07%    0.18%
$400,001 - $450,000      83.09  5.855   4.451     3.33%    0.28%   0.00%    0.08%
$450,001 - $500,000      82.35  5.876   4.561     3.03%    0.18%   0.05%    0.05%
$500,001 - $550,000      79.28  5.888   4.221     3.67%    0.25%   0.05%    0.15%
$550,001 - $600,000      81.76  5.711   4.124     2.55%    0.00%   0.00%    0.05%
$600,001 - $650,000      79.27  5.776   4.135     2.78%    0.06%   0.00%    0.00%
$650,001 - $700,000      78.89  5.926   4.055     1.41%    0.00%   0.00%    0.00%
$700,001 - $750,000      76.56  5.716   3.766     0.91%    0.07%   0.00%    0.07%
$750,001 - $800,000      74.50  5.970   3.806     0.80%    0.00%   0.00%    0.00%
$800,001 - $850,000      72.55  5.886   3.439     0.16%    0.00%   0.00%    0.00%
$850,001 - $900,000      75.51  6.050   3.999     0.41%    0.00%   0.00%    0.00%
$900,001 - $950,000      63.64  6.500      --     0.09%    0.00%   0.00%    0.00%
$950,001 - $1,000,000    57.76  6.124   3.874     0.37%    0.00%   0.00%    0.00%
Total:                   83.32  6.426   4.838    86.82%   10.03%   1.70%    1.44%
---------------------------------------------------------------------------------


-------------------------
Prepayment Penalty & FICO
----------------------------------------------------------------------------------------------------------------------------------
Prepayment                                                                                                          total  Current
Penalty Term    FICO < 450  450 - 500  501 - 550  551 - 600  601 - 650  651 - 700  701 - 750  751 - 800  801 - 850  FICO     LTV
----------------------------------------------------------------------------------------------------------------------------------
(whatever increments)
0                    0.00%      0.00%      0.79%      3.42%      5.16%      3.90%      1.43%      0.93%      0.01%    640    83.64
12                   0.00%      0.00%      0.19%      0.78%      1.77%      1.63%      0.83%      0.16%      0.00%    650    83.97
24                   0.00%      0.00%      1.35%      9.09%     16.00%     13.62%      6.78%      2.46%      0.05%    648    83.46
36                   0.00%      0.00%      0.98%      5.16%      9.15%      8.94%      3.83%      1.51%      0.06%    649    82.79
60                   0.00%      0.00%      0.00%      0.00%      0.01%      0.00%      0.00%      0.00%      0.00%    624    94.98
Total                0.00%      0.00%      3.31%     18.45%     32.09%     28.09%     12.87%      5.07%      0.12%    647
---------------------------------------------------------------------------------------------------------------------------------
-------------------------
Prepayment Penalty & FICO
-------------------------------------------------------------------------------
Prepayment                 Gross   Avg Prin                             Limited
Penalty Term       WAC     Margin    Bal     Full Doc  NIV Doc  No Doc    Doc
-------------------------------------------------------------------------------
(whatever increments)
0                   6.791   4.980   171,767    12.83%    2.00%   0.48%    0.34%
12                  6.653   4.820   244,041     4.62%    0.56%   0.09%    0.09%
24                  6.279   4.884   202,519    44.45%    3.47%   0.79%    0.63%
36                  6.437   4.616   178,620    24.91%    4.00%   0.34%    0.38%
60                  7.250      --   108,280     0.01%    0.00%   0.00%    0.00%
Total           83.36.426   4.838   191,306    86.82%   10.03%   1.70%    1.44%
-------------------------------------------------------------------------------


------------------
Mortg Rates & FICO
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  total  Current
Mortg Rates   FICO < 450  450 - 500  501 - 550  551 - 600  601 - 650  651 - 700  701 - 750  751 - 800  801 - 850  FICO     LTV
--------------------------------------------------------------------------------------------------------------------------------
(feel free to delete N/A buckets)
3.501-4.0%         0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.05%      0.04%      0.00%    746    77.81
4.001-4.5%         0.00%      0.00%      0.00%      0.04%      0.05%      0.33%      0.16%      0.22%      0.00%    700    79.99
4.501-5.0%         0.00%      0.00%      0.00%      0.02%      0.73%      2.16%      0.89%      0.60%      0.00%    692    79.47
5.001-5.5%         0.00%      0.00%      0.00%      0.13%      3.54%      5.22%      3.52%      1.38%      0.04%    685    80.08
5.501-6.0%         0.00%      0.00%      0.06%      0.98%      7.55%      8.03%      3.48%      1.20%      0.02%    666    80.92
6.001-6.5%         0.00%      0.00%      0.22%      3.18%      8.14%      5.07%      1.49%      0.56%      0.03%    641    82.30
6.501-7.0%         0.00%      0.00%      0.52%      4.93%      5.61%      3.43%      0.94%      0.27%      0.02%    625    84.58
7.001-7.5%         0.00%      0.00%      1.19%      4.30%      3.29%      1.70%      0.92%      0.37%      0.01%    615    85.90
7.501-8.0%         0.00%      0.00%      0.75%      2.98%      1.90%      1.31%      0.89%      0.21%      0.00%    619    88.96
8.001-8.5%         0.00%      0.00%      0.33%      1.45%      0.83%      0.55%      0.38%      0.16%      0.00%    619    90.22
8.501-9.0%         0.00%      0.00%      0.21%      0.38%      0.37%      0.24%      0.10%      0.07%      0.00%    620    91.69
9.001-9.5%         0.00%      0.00%      0.03%      0.06%      0.06%      0.04%      0.03%      0.00%      0.00%    617    92.62
9.501-10.0%        0.00%      0.00%      0.00%      0.00%      0.00%      0.02%      0.02%      0.00%      0.00%    710    98.41
Total              0.00%      0.00%      3.31%     18.45%     32.09%     28.09%     12.87%      5.07%      0.12%    647    83.32
--------------------------------------------------------------------------------------------------------------------------------
------------------
Mortg Rates & FICO
---------------------------------------------------------------------------
                     Gross    Avg Prin                              Limited
Mortg Rates    WAC   Margin     Bal      Full Doc  NIV Doc  No Doc    Doc
---------------------------------------------------------------------------
(feel free to delete N/A buckets)
3.501-4.0%    3.785   2.985  427,500.00     0.08%    0.00%   0.00%    0.00%
4.001-4.5%    4.413   3.482  336,655.58     0.75%    0.04%   0.00%    0.00%
4.501-5.0%    4.897   3.671  295,363.20     4.26%    0.02%   0.00%    0.13%
5.001-5.5%    5.354   3.933  281,699.81    13.15%    0.40%   0.00%    0.28%
5.501-6.0%    5.818   4.365  256,513.09    19.33%    1.77%   0.03%    0.20%
6.001-6.5%    6.315   4.970  215,757.83    16.68%    1.83%   0.06%    0.12%
6.501-7.0%    6.818   5.433  180,117.05    13.51%    1.74%   0.31%    0.16%
7.001-7.5%    7.310   5.768  141,564.95     9.65%    1.31%   0.59%    0.25%
7.501-8.0%    7.796   6.053  123,699.54     5.82%    1.65%   0.38%    0.20%
8.001-8.5%    8.290   6.393  109,533.20     2.52%    0.84%   0.26%    0.08%
8.501-9.0%    8.752   6.586   98,747.31     0.91%    0.36%   0.07%    0.03%
9.001-9.5%    9.252   6.623   78,922.80     0.14%    0.06%   0.01%    0.00%
9.501-10.0%   9.859   0.000   78,952.51     0.00%    0.02%   0.01%    0.00%
Total         6.426   4.838  191,305.78    86.82%   10.03%   1.70%    1.44%
---------------------------------------------------------------------------


-----------------
Mortg Rates & LTV
-----------------------------------------------------------------------------------------------------------------------------
                           LTV 40.01 -  50.01 -  60.01 -  70.01 -  80.01 -  90.01 -          total  avg    Gross     Avg Prin
Mortg Rates   LTV < 40.00      50         60       70       80       90       100     100+    LTV   FICO   Margin      Bal
-----------------------------------------------------------------------------------------------------------------------------
(feel free to delete N/A buckets)
3.501-4.0%          0.00%        0.00%    0.00%    0.00%    0.08%    0.00%    0.00%   0.00%  77.81    746   2.985  427,500.00
4.001-4.5%          0.00%        0.00%    0.00%    0.00%    0.79%    0.00%    0.00%   0.00%  79.99    700   3.482  336,655.58
4.501-5.0%          0.00%        0.00%    0.07%    0.10%    4.06%    0.08%    0.10%   0.00%  79.47    692   3.671  295,363.20
5.001-5.5%          0.02%        0.00%    0.20%    0.35%   12.05%    0.48%    0.73%   0.00%  80.08    685   3.933  281,699.81
5.501-6.0%          0.02%        0.15%    0.50%    1.12%   14.60%    1.85%    3.08%   0.00%  80.92    666   4.365  256,513.09
6.001-6.5%          0.14%        0.19%    0.49%    1.45%    8.08%    3.84%    4.49%   0.00%  82.30    641   4.970  215,757.83
6.501-7.0%          0.05%        0.11%    0.39%    1.05%    4.40%    5.25%    4.46%   0.00%  84.58    625   5.433  180,117.05
7.001-7.5%          0.06%        0.05%    0.25%    0.68%    3.12%    3.57%    4.08%   0.00%  85.90    615   5.768  141,564.95
7.501-8.0%          0.04%        0.02%    0.18%    0.21%    1.47%    2.60%    3.54%   0.00%  88.96    619   6.053  123,699.54
8.001-8.5%          0.01%        0.00%    0.00%    0.07%    0.60%    1.50%    1.51%   0.00%  90.22    619   6.393  109,533.20
8.501-9.0%          0.00%        0.00%    0.00%    0.01%    0.23%    0.42%    0.71%   0.00%  91.69    620   6.586   98,747.31
9.001-9.5%          0.00%        0.00%    0.00%    0.00%    0.00%    0.11%    0.09%   0.00%  92.62    617   6.623   78,922.80
9.501-10.0%         0.00%        0.00%    0.00%    0.00%    0.00%    0.00%    0.04%   0.00%  98.41    710   0.000   78,952.51
Total               0.34%        0.53%    2.08%    5.03%   49.50%   19.69%   22.82%   0.00%  83.32    647   4.838  191,305.78
-----------------------------------------------------------------------------------------------------------------------------
-----------------
Mortg Rates & LTV
---------------------------------------------------
                                            Limited
Mortg Rates       Full Doc NIV Doc  No Doc    Doc
---------------------------------------------------
(feel free to delete N/A buckets)
3.501-4.0%          0.08%    0.00%   0.00%    0.00%
4.001-4.5%          0.75%    0.04%   0.00%    0.00%
4.501-5.0%          4.26%    0.02%   0.00%    0.13%
5.001-5.5%         13.15%    0.40%   0.00%    0.28%
5.501-6.0%         19.33%    1.77%   0.03%    0.20%
6.001-6.5%         16.68%    1.83%   0.06%    0.12%
6.501-7.0%         13.51%    1.74%   0.31%    0.16%
7.001-7.5%          9.65%    1.31%   0.59%    0.25%
7.501-8.0%          5.82%    1.65%   0.38%    0.20%
8.001-8.5%          2.52%    0.84%   0.26%    0.08%
8.501-9.0%          0.91%    0.36%   0.07%    0.03%
9.001-9.5%          0.14%    0.06%   0.01%    0.00%
9.501-10.0%         0.00%    0.02%   0.01%    0.00%
Total              86.82%   10.03%   1.70%    1.44%
---------------------------------------------------

First Franklin Mortgage Loan Trust, Series 2004-FF6
IO Loans

1. Summary Statistics

As-of / Cut-off Date: 2004-07-01
Number of Mortgage Loans: 2,505
Aggregate Principal Balance ($): 601,978,953
Weighted Average Current Mortgage Rate (%): 5.974
Non-Zero Weighted Average Margin (%): 4.532
Non-Zero Weighted Average Maximum Rate (%): 11.969
Non-Zero Weighted Average Months to Roll: 30
Weighted Average Stated Original Term (months): 360
Weighted Average Stated Remaining Term (months): 357
Weighted Average Original LTV (%): 82.32
% First Liens: 100.00
% Owner Occupied: 96.52
% Purchase: 72.07
% Full Documentation: 97.30
Non-Zero Weighted Average FICO Score: 659

2. Product Types


---------------------------------------------------------------------------------------------------------------------
                                                                             % of
                                                                           Mortgage
                                                                           Loan Pool
                                                             Aggregate    by Aggregate  Weighted  Weighted
                                                              Cut-off       Cut-off     Average   Average    Weighted
                                                 Number of      Date          Date       Gross    Remaining  Average
Product                                          Mortgage    Principal     Principal    Interest    Term     Original
Types                                             Loans       Balance       Balance       Rate    (months)    LTV (%)
---------------------------------------------------------------------------------------------------------------------
ARM - 2 Year/6 Month LIBOR/5 Year Interest Only      1,698  $410,138,773         68.13     6.013        357     82.96
ARM - 3 Year/6 Month LIBOR/5 Year Interest Only         93    22,071,862          3.67     6.080        357     83.09
ARM - 5 Year/6 Month LIBOR/5 Year Interest Only        611   147,578,197         24.52     5.923        357     80.42
ARM - 6 Month LIBOR/5 Year Interest Only                85    18,438,689          3.06     5.206        357     81.89
Fixed 30 Year/5 Year Interest Only                      18     3,751,432          0.62     6.912        358     85.55
Total:                                               2,505  $601,978,953        100.00     5.974        357     82.32
---------------------------------------------------------------------------------------------------------------------

3. Range of Gross Interest Rates (%)


---------------------------------------------------------------------------------------
                                              % of
                                             Mortgage
                                             Loan Pool
                               Aggregate    by Aggregate  Weighted  Weighted
Range of                        Cut-off       Cut-off     Average   Average    Weighted
Gross              Number of     Date           Date       Gross    Remaining  Average
Interest           Mortgage    Principal     Principal    Interest    Term     Original
Rates (%)            Loans       Balance      Balance      Rate     (months)    LTV (%)
---------------------------------------------------------------------------------------
3.000% - 3.999%            2      $855,000          0.14     3.785        358     77.81
4.000% - 4.999%          143    42,618,924          7.08     4.780        357     79.77
5.000% - 5.999%        1,115   299,742,960         49.79     5.568        357     80.57
6.000% - 6.999%          925   205,373,048         34.12     6.434        357     84.18
7.000% - 7.999%          266    46,266,262          7.69     7.344        357     87.04
8.000% - 8.999%           51     6,862,597          1.14     8.304        357     87.50
9.000% - 9.999%            3       260,163          0.04     9.111        358     87.08
Total:                 2,505  $601,978,953        100.00     5.974        357     82.32
---------------------------------------------------------------------------------------

Minimum: 3.625%
Maximum: 9.250%
Weighted Average: 5.974%

4. Range of Cut-off Date Principal Balances ($)


-------------------------------------------------------------------------------------------
                                                  % of
                                                 Mortgage
                                                 Loan Pool
                                   Aggregate    by Aggregate  Weighted  Weighted
Range of                            Cut-off       Cut-off     Average   Average    Weighted
Cut-off                Number of     Date          Date        Gross    Remaining  Average
Date Principal         Mortgage    Principal     Principal    Interest    Term     Original
Balances ($)             Loans      Balance       Balance      Rate     (months)    LTV (%)
-------------------------------------------------------------------------------------------
$25,001 - $50,000             15      $627,057          0.10     7.303        357     77.50
$50,001 - $75,000             66     4,217,305          0.70     6.805        357     79.19
$75,001 - $100,000           181    16,146,699          2.68     6.442        357     82.07
$100,001 - $125,000          237    26,894,211          4.47     6.269        357     82.77
$125,001 - $150,000          282    38,857,172          6.45     6.267        357     82.94
$150,001 - $175,000          227    36,811,086          6.12     6.120        357     82.75
$175,001 - $200,000          198    37,144,207          6.17     6.069        357     81.68
$200,001 - $225,000          194    41,261,076          6.85     6.150        357     83.84
$225,001 - $250,000          170    40,214,409          6.68     6.081        357     82.61
$250,001 - $275,000          144    37,740,983          6.27     6.108        357     83.45
$275,001 - $300,000          133    38,219,645          6.35     5.833        357     82.04
$300,001 - $325,000          129    40,405,588          6.71     5.864        357     83.20
$325,001 - $350,000           84    28,400,048          4.72     5.813        357     82.65
$350,001 - $375,000           75    27,110,734          4.50     5.856        357     82.62
$375,001 - $400,000           71    27,609,895          4.59     5.949        357     84.32
$400,001 - $425,000           39    16,124,637          2.68     5.716        357     84.07
$425,001 - $450,000           35    15,289,008          2.54     5.736        357     82.11
$450,001 - $475,000           39    18,021,085          2.99     5.690        357     83.13
$475,001 - $500,000           24    11,795,069          1.96     5.787        357     84.03
$500,001 - $750,000          151    89,851,894         14.93     5.736        357     80.21
$750,001 - $1,000,000         11     9,237,145          1.53     5.782        357     72.36
Total:                     2,505  $601,978,953        100.00     5.974        357     82.32
-------------------------------------------------------------------------------------------

Minimum: $25,694
Maximum: $1,000,000
Average: $240,311

5. Original Terms (month)


--------------------------------------------------------------------------------------
                                             % of
                                            Mortgage
                                            Loan Pool
                              Aggregate    by Aggregate  Weighted  Weighted
                               Cut-off       Cut-off     Average   Average    Weighted
Original          Number of     Date          Date        Gross    Remaining  Average
Terms             Mortgage    Principal     Principal    Interest    Term     Original
(month)             Loans      Balance       Balance      Rate     (months)    LTV (%)
--------------------------------------------------------------------------------------
360                   2,505  $601,978,953        100.00     5.974        357     82.32
Total:                2,505  $601,978,953        100.00     5.974        357     82.32
--------------------------------------------------------------------------------------

Minimum: 360
Maximum: 360
Weighted Average: 360

6. Range of Remaining Terms (month)


--------------------------------------------------------------------------------------
                                             % of
                                            Mortgage
                                            Loan Pool
                              Aggregate    by Aggregate  Weighted  Weighted
Range of                       Cut-off       Cut-off     Average   Average    Weighted
Remaining         Number of     Date           Date       Gross    Remaining  Average
Terms             Mortgage    Principal     Principal    Interest    Term     Original
(month)             Loans      Balance       Balance      Rate     (months)    LTV (%)
--------------------------------------------------------------------------------------
301 - 360             2,505  $601,978,953        100.00     5.974        357     82.32
Total:                2,505  $601,978,953        100.00     5.974        357     82.32
--------------------------------------------------------------------------------------

Minimum: 351
Maximum: 358
Weighted Average: 357

7. Range of Original LTV Ratios (%)


--------------------------------------------------------------------------------------
                                             % of
                                            Mortgage
                                            Loan Pool
                              Aggregate    by Aggregate  Weighted  Weighted
                               Cut-off       Cut-off     Average   Average    Weighted
Range of          Number of     Date           Date       Gross    Remaining  Average
Original          Mortgage    Principal     Principal    Interest    Term     Original
LTV Ratios (%)      Loans      Balance       Balance      Rate     (months)    LTV (%)
--------------------------------------------------------------------------------------
25.01% - 30.00%           1      $170,000          0.03     6.250        357     29.57
30.01% - 35.00%           1       150,000          0.02     6.250        358     34.09
35.01% - 40.00%           3       179,950          0.03     6.930        357     38.17
40.01% - 45.00%           4       813,200          0.14     5.964        356     42.69
45.01% - 50.00%           8     1,728,962          0.29     6.270        356     48.55
50.01% - 55.00%           7     1,684,243          0.28     6.330        357     52.94
55.01% - 60.00%          11     3,638,829          0.60     5.934        357     58.08
60.01% - 65.00%          23     5,683,768          0.94     6.084        357     63.31
65.01% - 70.00%          45    10,947,238          1.82     6.152        357     68.05
70.01% - 75.00%          56    16,609,579          2.76     6.127        357     73.55
75.01% - 80.00%       1,525   377,347,151         62.68     5.674        357     79.93
80.01% - 85.00%         150    29,268,030          4.86     6.754        357     84.23
85.01% - 90.00%         377    82,495,242         13.70     6.667        357     89.62
90.01% - 95.00%         271    65,209,781         10.83     6.308        357     94.67
95.01% - 100.00%         23     6,052,982          1.01     6.833        357     99.46
Total:                2,505  $601,978,953        100.00     5.974        357     82.32
--------------------------------------------------------------------------------------

Minimum: 29.57%
Maximum: 100.00%
Weighted Average: 82.32%

8. Range of Gross Margins (%)


--------------------------------------------------------------------------------------
                                             % of
                                            Mortgage
                                            Loan Pool
                              Aggregate    by Aggregate  Weighted  Weighted
Range                          Cut-off       Cut-off     Average   Average    Weighted
of                Number of     Date           Date       Gross    Remaining  Average
Gross             Mortgage    Principal     Principal    Interest    Term     Original
Margins (%)         Loans      Balance       Balance      Rate     (months)    LTV (%)
--------------------------------------------------------------------------------------
Fixed Rate Loans         18    $3,751,432          0.62     6.912        358     85.55
2.875% - 3.500%         173    57,637,853          9.57     5.155        357     77.23
3.501% - 4.000%         535   143,672,153         23.87     5.422        357     79.24
4.001% - 4.500%         572   139,730,390         23.21     5.815        357     79.33
4.501% - 5.000%         458   102,154,448         16.97     6.147        357     83.52
5.001% - 5.500%         359    78,980,919         13.12     6.477        357     88.69
5.501% - 6.000%         240    50,233,248          8.34     6.875        357     89.18
6.001% - 6.500%         103    18,529,596          3.08     7.407        357     89.12
6.501% - 7.000%          36     5,465,313          0.91     8.103        357     88.33
7.001% - 7.500%           9     1,639,439          0.27     8.321        357     89.28
7.501% - 8.000%           2       184,163          0.03     9.157        358     90.00
Total:                2,505  $601,978,953        100.00     5.974        357     82.32
--------------------------------------------------------------------------------------

Non-Zero Minimum: 2.875%
Maximum: 7.750%
Non-Zero Weighted Average: 4.532%

9. Range of Minimum Mortgage Rates (%)


--------------------------------------------------------------------------------------
                                             % of
                                            Mortgage
                                            Loan Pool
Range                         Aggregate    by Aggregate  Weighted  Weighted
of                             Cut-off       Cut-off     Average   Average    Weighted
Minimum           Number of     Date           Date       Gross    Remaining  Average
Mortgage          Mortgage    Principal     Principal    Interest    Term     Original
Rates (%)           Loans      Balance       Balance      Rate     (months)    LTV (%)
--------------------------------------------------------------------------------------
Fixed Rate Loans         18    $3,751,432          0.62     6.912        358     85.55
3.501% - 4.000%           2       855,000          0.14     3.785        358     77.81
4.001% - 4.500%          24     7,818,771          1.30     4.406        357     79.99
4.501% - 5.000%         149    43,000,858          7.14     4.890        357     79.83
5.001% - 5.500%         483   134,684,156         22.37     5.353        357     80.38
5.501% - 6.000%         682   173,004,953         28.74     5.803        357     81.14
6.001% - 6.500%         517   119,589,767         19.87     6.298        357     83.43
6.501% - 7.000%         354    73,343,023         12.18     6.795        357     85.46
7.001% - 7.500%         168    30,058,518          4.99     7.286        357     87.15
7.501% - 8.000%          63     9,792,165          1.63     7.781        357     86.80
8.001% - 8.500%          32     4,481,805          0.74     8.310        357     88.30
8.501% - 9.000%          11     1,414,345          0.23     8.527        357     84.65
9.001% - 9.500%           2       184,163          0.03     9.157        358     90.00
Total:                2,505  $601,978,953        100.00     5.974        357     82.32
--------------------------------------------------------------------------------------

Non-Zero Minimum: 3.625%
Maximum: 9.250%
Non-Zero Weighted Average: 5.969%

10. Range of Maximum Mortgage Rates (%)


---------------------------------------------------------------------------------------
                                              % of
                                             Mortgage
                                             Loan Pool
Range                          Aggregate    by Aggregate  Weighted  Weighted
of                              Cut-off       Cut-off     Average   Average    Weighted
Maximum            Number of     Date           Date       Gross    Remaining  Average
Mortgage           Mortgage    Principal     Principal    Interest    Term     Original
Rates (%)            Loans      Balance       Balance      Rate     (months)    LTV (%)
---------------------------------------------------------------------------------------
Fixed Rate Loans          18    $3,751,432          0.62    6.912         358     85.55
9.501% - 10.000%           2       855,000          0.14    3.785         358     77.81
10.001% - 10.500%         24     7,818,771          1.30    4.406         357     79.99
10.501% - 11.000%        149    43,000,858          7.14    4.890         357     79.83
11.001% - 11.500%        483   134,684,156         22.37    5.353         357     80.38
11.501% - 12.000%        682   173,004,953         28.74    5.803         357     81.14
12.001% - 12.500%        517   119,589,767         19.87    6.298         357     83.43
12.501% - 13.000%        354    73,343,023         12.18    6.795         357     85.46
13.001% - 13.500%        168    30,058,518          4.99    7.286         357     87.15
13.501% - 14.000%         63     9,792,165          1.63    7.781         357     86.80
14.001% - 14.500%         32     4,481,805          0.74    8.310         357     88.30
14.501% - 15.000%         11     1,414,345          0.23    8.527         357     84.65
15.001% - 15.500%          2       184,163          0.03    9.157         358     90.00
Total:                 2,505  $601,978,953        100.00    5.974         357     82.32
---------------------------------------------------------------------------------------

Non-Zero Minimum: 9.625%
Maximum: 15.250%
Non-Zero Weighted Average: 11.969%

11. Initial Cap (%)


---------------------------------------------------------------------------------------
                                              % of
                                             Mortgage
                                             Loan Pool
                               Aggregate    by Aggregate  Weighted  Weighted
                                Cut-off       Cut-off     Average   Average    Weighted
                   Number of     Date           Date       Gross    Remaining  Average
                   Mortgage    Principal     Principal    Interest    Term     Original
Initial Cap (%)      Loans      Balance       Balance      Rate     (months)    LTV (%)
---------------------------------------------------------------------------------------
Fixed Rate Loans          18    $3,751,432          0.62    6.912         358     85.55
1.000%                    85    18,438,689          3.06    5.206         357     81.89
3.000%                 2,402   579,788,833         96.31    5.993         357     82.32
Total:                 2,505  $601,978,953        100.00    5.974         357     82.32
---------------------------------------------------------------------------------------

Non-Zero Minimum: 1.000%
Maximum: 3.000%
Non-Zero Weighted Average: 2.938%

12. Periodic Cap (%)


---------------------------------------------------------------------------------------
                                              % of
                                             Mortgage
                                             Loan Pool
                               Aggregate    by Aggregate  Weighted  Weighted
                                Cut-off       Cut-off     Average   Average    Weighted
                   Number of     Date           Date       Gross    Remaining  Average
Periodic           Mortgage    Principal     Principal    Interest    Term     Original
Cap (%)              Loans      Balance       Balance      Rate     (months)    LTV (%)
---------------------------------------------------------------------------------------
Fixed Rate Loans          18    $3,751,432          0.62    6.912         358     85.55
1.000%                 2,487   598,227,521         99.38    5.969         357     82.30
Total:                 2,505  $601,978,953        100.00    5.974         357     82.32
---------------------------------------------------------------------------------------

Non-Zero Minimum: 1.000%
Maximum: 1.000%
Non-Zero Weighted Average: 1.000%

13. Next Rate Adjustment Date


---------------------------------------------------------------------------------------
                                              % of
                                             Mortgage
                                             Loan Pool
                               Aggregate    by Aggregate  Weighted  Weighted
Next                            Cut-off       Cut-off     Average   Average    Weighted
Rate               Number of     Date           Date       Gross    Remaining  Average
Adjustment         Mortgage    Principal     Principal    Interest    Term     Original
Date                 Loans      Balance       Balance      Rate     (months)    LTV (%)
---------------------------------------------------------------------------------------
Fixed Rate Loans          18    $3,751,432          0.62    6.912         358     85.55
Sep-04                     8     1,226,213          0.20    5.169         356     81.96
Oct-04                    45     7,996,307          1.33    5.452         357     82.54
Nov-04                    32     9,216,169          1.53    4.998         358     81.31
Oct-05                     1        96,750          0.02    8.250         351     90.00
Dec-05                     4     1,241,639          0.21    6.316         353     84.54
Jan-06                     1        75,599          0.01    8.125         354     88.94
Feb-06                    30     6,645,711          1.10    6.256         355     81.78
Mar-06                   419    95,537,498         15.87    6.074         356     83.12
Apr-06                   614   147,989,280         24.58    5.985         357     82.36
May-06                   629   158,552,296         26.34    5.987         358     83.45
Feb-07                     1       267,000          0.04    5.875         355     74.17
Mar-07                     8     2,401,232          0.40    6.241         356     75.60
Apr-07                    28     5,608,025          0.93    6.192         357     82.74
May-07                    56    13,795,606          2.29    6.010         358     84.70
Feb-09                    10     2,207,195          0.37    6.349         355     77.03
Mar-09                   159    38,263,874          6.36    5.902         356     79.58
Apr-09                   226    53,639,482          8.91    5.962         357     80.55
May-09                   216    53,467,647          8.88    5.882         358     81.02
Total:                 2,505  $601,978,953        100.00    5.974         357     82.32
---------------------------------------------------------------------------------------

Non-Zero Weighted Average: 2006-12-27

14. Geographical Distribution

---------------------------------------------------------------------------------------
                                              % of
                                             Mortgage
                                             Loan Pool
                               Aggregate    by Aggregate  Weighted  Weighted
                                Cut-off       Cut-off     Average   Average    Weighted
                   Number of     Date           Date       Gross    Remaining  Average
Geographical       Mortgage    Principal     Principal    Interest    Term     Original
Distribution         Loans      Balance       Balance      Rate     (months)    LTV (%)
---------------------------------------------------------------------------------------
California             1,144  $355,791,826         59.10    5.779         357     81.40
Florida                  216    40,890,453          6.79    6.304         357     83.59
Colorado                  96    20,091,287          3.34    6.100         357     84.31
Georgia                  112    19,616,048          3.26    6.326         357     85.26
Texas                     85    15,609,998          2.59    5.897         357     80.66
Nevada                    73    15,383,914          2.56    6.337         357     83.32
Washington                67    12,573,072          2.09    6.146         357     83.32
Oregon                    80    11,973,463          1.99    6.035         357     81.03
Michigan                  73    11,874,936          1.97    6.452         357     85.39
Minnesota                 54    11,102,072          1.84    6.270         357     84.99
Arizona                   62     9,239,255          1.53    6.402         357     85.84
Other                    443    77,832,629         12.93    6.314         357     83.53
Total:                 2,505  $601,978,953        100.00    5.974         357     82.32
---------------------------------------------------------------------------------------

Number of States Represented: 41

15. Occupancy


----------------------------------------------------------------------------------------
                                               % of
                                              Mortgage
                                              Loan Pool
                                Aggregate    by Aggregate  Weighted  Weighted
                                 Cut-off       Cut-off     Average   Average    Weighted
                    Number of     Date           Date       Gross    Remaining  Average
                    Mortgage    Principal     Principal    Interest    Term     Original
Occupancy             Loans      Balance       Balance      Rate     (months)    LTV (%)
----------------------------------------------------------------------------------------
Primary                 2,384  $581,048,254         96.52     5.953        357     82.18
Non-Owner Occupied        121    20,930,699          3.48     6.579        357     86.32
Total:                  2,505  $601,978,953        100.00     5.974        357     82.32
----------------------------------------------------------------------------------------

16. Property Types


----------------------------------------------------------------------------------------------
                                                     % of
                                                    Mortgage
                                                    Loan Pool
                                      Aggregate    by Aggregate  Weighted  Weighted
                                       Cut-off       Cut-off     Average   Average    Weighted
                          Number of     Date           Date       Gross    Remaining  Average
Property                  Mortgage    Principal     Principal    Interest    Term     Original
Types                       Loans      Balance       Balance      Rate     (months)    LTV (%)
----------------------------------------------------------------------------------------------
Single Family Residence       1,640  $385,334,970         64.01     5.989        357     82.32
Planned Unit Development        548   142,877,258         23.73     5.950        357     82.56
Condo                           268    61,165,054         10.16     5.869        357     81.92
2-4 Family                       49    12,601,672          2.09     6.301        357     81.78
Total:                        2,505  $601,978,953        100.00     5.974        357     82.32
----------------------------------------------------------------------------------------------

17. Loan Purpose


----------------------------------------------------------------------------------------------
                                                     % of
                                                    Mortgage
                                                    Loan Pool
                                      Aggregate    by Aggregate  Weighted  Weighted
                                       Cut-off       Cut-off     Average   Average    Weighted
                          Number of     Date           Date       Gross    Remaining  Average
Loan                      Mortgage    Principal     Principal    Interest    Term     Original
Purpose                     Loans      Balance       Balance      Rate     (months)    LTV (%)
----------------------------------------------------------------------------------------------
Purchase                      1,746  $433,842,906         72.07     5.814        357     82.18
Refinance - Cashout             632   142,589,692         23.69     6.390        357     82.72
Refinance - Rate Term           127    25,546,355          4.24     6.375        357     82.53
Total:                        2,505  $601,978,953        100.00     5.974        357     82.32
----------------------------------------------------------------------------------------------

18. Documentation Level


-------------------------------------------------------------------------------------------------
                                                        % of
                                                       Mortgage
                                                       Loan Pool
                                         Aggregate    by Aggregate  Weighted  Weighted
                                          Cut-off       Cut-off     Average   Average    Weighted
                             Number of     Date           Date       Gross    Remaining  Average
Documentation                Mortgage    Principal     Principal    Interest    Term     Original
Level                          Loans      Balance       Balance      Rate     (months)    LTV (%)
-------------------------------------------------------------------------------------------------
Full Documentation               2,446  $585,695,698         97.30     5.972        357     82.31
Limited Income Verification         40    10,886,972          1.81     6.088        358     79.40
No Income Verification              19     5,396,283          0.90     6.048        358     89.27
Total:                           2,505  $601,978,953        100.00     5.974        357     82.32
-------------------------------------------------------------------------------------------------

19. Original Prepayment Penalty Term (months)


--------------------------------------------------------------------------------------------
                                                   % of
                                                  Mortgage
                                                  Loan Pool
                                    Aggregate    by Aggregate  Weighted  Weighted
Original                             Cut-off       Cut-off     Average   Average    Weighted
Prepayment              Number of     Date           Date       Gross    Remaining  Average
Penalty                 Mortgage    Principal     Principal    Interest    Term     Original
Term (months)             Loans      Balance       Balance      Rate     (months)    LTV (%)
--------------------------------------------------------------------------------------------
0                             292   $64,907,739         10.78     6.267        357     83.06
12                            104    32,733,749          5.44     6.260        357     83.73
24                          1,476   357,851,681         59.45     5.941        357     82.32
36                            633   146,485,785         24.33     5.862        357     81.68
Total:                      2,505  $601,978,953        100.00     5.974        357     82.32
--------------------------------------------------------------------------------------------

Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 27

20. Lien Position


--------------------------------------------------------------------------------------------
                                                   % of
                                                  Mortgage
                                                  Loan Pool
                                    Aggregate    by Aggregate  Weighted  Weighted
                                     Cut-off       Cut-off     Average   Average    Weighted
                        Number of     Date           Date       Gross    Remaining  Average
Lien                    Mortgage    Principal     Principal    Interest    Term     Original
Position                  Loans      Balance       Balance      Rate     (months)    LTV (%)
--------------------------------------------------------------------------------------------
1st Lien                    2,505  $601,978,953        100.00     5.974        357     82.32
Total:                      2,505  $601,978,953        100.00     5.974        357     82.32
--------------------------------------------------------------------------------------------

21. FICO Score


--------------------------------------------------------------------------------------------
                                                   % of
                                                  Mortgage
                                                  Loan Pool
                                    Aggregate    by Aggregate  Weighted  Weighted
                                     Cut-off       Cut-off     Average   Average    Weighted
                        Number of     Date           Date       Gross    Remaining  Average
FICO                    Mortgage    Principal     Principal    Interest    Term     Original
Score                     Loans      Balance       Balance      Rate     (months)    LTV (%)
--------------------------------------------------------------------------------------------
521 - 540                       3      $653,140          0.11     7.579        357     74.59
541 - 560                      91    15,502,309          2.58     7.377        357     77.39
561 - 580                     131    25,639,602          4.26     7.012        357     80.70
581 - 600                     105    22,827,489          3.79     6.681        357     81.29
601 - 620                     335    66,761,988         11.09     6.227        357     82.20
621 - 640                     429    94,112,327         15.63     6.084        357     83.11
641 - 660                     377    95,227,529         15.82     5.936        357     82.86
661 - 680                     313    79,651,335         13.23     5.840        357     81.77
681 - 700                     279    76,374,966         12.69     5.577        357     82.04
701 - 720                     172    47,689,277          7.92     5.626        357     83.05
721 - 740                     109    31,169,892          5.18     5.591        357     83.15
741 - 760                      83    24,306,286          4.04     5.520        357     82.95
761 - 780                      63    16,723,195          2.78     5.612        357     83.87
781 - 800                      11     4,356,807          0.72     5.519        357     79.75
801 >=                          4       982,814          0.16     5.650        357     86.11
Total:                      2,505  $601,978,953        100.00     5.974        357     82.32
--------------------------------------------------------------------------------------------

Non-Zero Minimum: 540
Maximum: 817
Non-Zero Weighted Average: 659

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-FF6 (the "Securities") to be issued by First Franklin Mortgage Loan Trust, Series 2004-FF6 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC., the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

B

First Franklin Mortgage Loan Trust, Series 2004-FF6
IO Loans

1. Range of Gross Interest Rates (%)

                                                                                                 Weighted
Range of                                                                    % by                  Average
Gross                                        Current         Average       Current    Weighted    Stated
Interest                      Number of     Principal        Current      Principal   Average    Remaining
Rates (%)                       Loans        Balance         Balance       Balance     Coupon      Term
---------------------------   ---------   --------------   ------------   ---------   --------   ---------
3.000% - 3.999%                       2       855,000.00     427,500.00        0.14      3.785         358
4.000% - 4.999%                     143    42,618,924.38     298,034.44        7.08      4.780         357
5.000% - 5.999%                   1,115   299,742,959.76     268,827.77       49.79      5.568         357
6.000% - 6.999%                     925   205,373,047.97     222,024.92       34.12      6.434         357
7.000% - 7.999%                     266    46,266,261.71     173,933.31        7.69      7.344         357
8.000% - 8.999%                      51     6,862,596.85     134,560.72        1.14      8.304         357
9.000% - 9.999%                       3       260,162.69      86,720.90        0.04      9.111         358
---------------------------   ---------   --------------   ------------   ---------   --------   ---------
Total:                            2,505   601,978,953.36     240,310.96      100.00      5.974         357

Range of                              Weighted    Wtd                                Pct
Gross                                 Average     Avg     Pct      Pct      Pct      Cash
Interest                      FICO    Original   Back     Full    Owner    Single    -out
Rates (%)                     Score     LTV      Ratio    Doc      Occ     Family    Refi
---------------------------   -----   --------   -----   ------   ------   ------   ------
3.000% - 3.999%                 746      77.81   44.37   100.00   100.00   100.00    43.86
4.000% - 4.999%                 690      79.77   47.63    95.85    99.53    62.85     8.15
5.000% - 5.999%                 676      80.57   47.02    97.56    98.51    62.59    13.68
6.000% - 6.999%                 642      84.18   43.78    97.91    94.31    66.03    36.04
7.000% - 7.999%                 608      87.04   43.70    93.85    91.15    66.03    42.92
8.000% - 8.999%                 573      87.50   43.76    99.17    93.27    53.48    56.12
9.000% - 9.999%                 559      87.08   39.56   100.00   100.00   100.00     0.00
---------------------------   -----   --------   -----   ------   ------   ------   ------
Total:                          659      82.32   45.66    97.30    96.52    64.01    23.69

Minimum: 3.625%
Maximum: 9.250%
Weighted Average: 5.974%



2. Range of Cut-off Date Principal Balances ($)

                                                                                                 Weighted
Range of                                                                    % by                  Average
Cut-off                                      Current         Average       Current    Weighted    Stated
Date Principal                Number of     Principal        Current      Principal   Average    Remaining
Balances ($)                    Loans        Balance         Balance       Balance     Coupon      Term
---------------------------   ---------   --------------   ------------   ---------   --------   ---------
$25,001 - $50,000                    15       627,056.70      41,803.78        0.10      7.303         357
$50,001 - $75,000                    66     4,217,305.35      63,898.57        0.70      6.805         357
$75,001 - $100,000                  181    16,146,698.65      89,208.28        2.68      6.442         357
$100,001 - $200,000                 944   139,706,677.12     147,994.36       23.21      6.176         357
$200,001 - $300,000                 641   157,436,112.03     245,610.16       26.15      6.045         357
$300,001 - $400,000                 359   123,526,264.83     344,084.30       20.52      5.870         357
$400,001 - $500,000                 137    61,229,799.55     446,932.84       10.17      5.727         357
$500,001 - $600,000                  89    48,622,961.49     546,325.41        8.08      5.731         357
$600,001 - $700,000                  50    32,330,434.39     646,608.69        5.37      5.752         357
$700,001 - $800,000                  16    11,985,646.85     749,102.93        1.99      5.680         357
$800,001 - $900,000                   6     5,149,996.40     858,332.73        0.86      5.920         357
$900,001 - $1,000,000                 1     1,000,000.00   1,000,000.00        0.17      5.625         357
---------------------------   ---------   --------------   ------------   ---------   --------   ---------
Total:                            2,505   601,978,953.36     240,310.96      100.00      5.974         357

Range of                              Weighted    Wtd                                Pct
Cut-off                               Average     Avg     Pct      Pct      Pct      Cash
Date Principal                FICO    Original   Back     Full    Owner    Single    -out
Balances ($)                  Score     LTV      Ratio    Doc      Occ     Family    Refi
---------------------------   -----   --------   -----   ------   ------   ------   ------
$25,001 - $50,000               616      77.50   42.55   100.00    83.06    72.17    46.19
$50,001 - $75,000               625      79.19   45.10    93.69    84.28    72.86    19.38
$75,001 - $100,000              641      82.07   45.28    99.49    91.81    73.97    26.66
$100,001 - $200,000             647      82.53   46.99    98.27    95.05    65.77    26.16
$200,001 - $300,000             652      83.00   46.81    98.45    95.33    64.01    29.54
$300,001 - $400,000             660      83.20   46.35    95.19    96.64    61.67    22.84
$400,001 - $500,000             674      83.30   46.19    96.27    99.31    63.42    14.71
$500,001 - $600,000             679      81.45   42.93    95.68   100.00    62.62    16.94
$600,001 - $700,000             681      79.67   39.13   100.00   100.00    61.66    14.03
$700,001 - $800,000             696      75.03   35.73    93.79   100.00    69.14    18.94
$800,001 - $900,000             691      73.97   44.70   100.00   100.00    49.36    16.99
$900,001 - $1,000,000           710      58.82   40.00   100.00   100.00   100.00   100.00
---------------------------   -----   --------   -----   ------   ------   ------   ------
Total:                          659      82.32   45.66    97.30    96.52    64.01    23.69

Minimum: $25,694
Maximum: $1,000,000
Average: $240,311



3. Fico Distribution

                                                                                                 Weighted
                                                                            % by                  Average
                                             Current         Average       Current    Weighted    Stated
Fico                          Number of     Principal        Current      Principal   Average    Remaining
Distribution                    Loans        Balance         Balance       Balance     Coupon      Term
---------------------------   ---------   --------------   ------------   ---------   --------   ---------
540 - 550                            50     7,953,605.42     159,072.11        1.32      7.497         357
551 - 575                           146    29,148,170.53     199,645.00        4.84      7.105         357
576 - 600                           134    27,520,763.12     205,378.83        4.57      6.717         357
601 - 625                           445    89,155,750.53     200,350.00       14.81      6.196         357
626 >=                            1,730   448,200,663.76     259,075.53       74.45      5.784         357
---------------------------   ---------   --------------   ------------   ---------   --------   ---------
Total:                            2,505   601,978,953.36     240,310.96      100.00      5.974         357

                                      Weighted    Wtd                                Pct
                                      Average     Avg     Pct      Pct      Pct      Cash
Fico                          FICO    Original   Back     Full    Owner    Single    -out
Distribution                  Score     LTV      Ratio    Doc      Occ     Family    Refi
---------------------------   -----   --------   -----   ------   ------   ------   ------
540 - 550                       545      77.18   44.40    98.01   100.00    78.54    66.33
551 - 575                       564      79.40   43.12    97.89    98.76    70.31    55.49
576 - 600                       589      81.58   44.34    94.33   100.00    71.87    40.22
601 - 625                       613      82.50   47.17    98.85    98.79    67.95    30.18
626 >=                          681      82.62   45.63    97.12    95.65    62.08    18.56
---------------------------   -----   --------   -----   ------   ------   ------   ------
Total:                          659      82.32   45.66    97.30    96.52    64.01    23.69

Minimum: 540
Maximum: 817
Weighted Average: 659.2



4. Range of Original LTV Ratios (%)

                                                                                                 Weighted
                                                                            % by                  Average
Range of                                     Current         Average       Current    Weighted    Stated
Original                      Number of     Principal        Current      Principal   Average    Remaining
LTV Ratios (%) (%)              Loans        Balance         Balance       Balance     Coupon      Term
---------------------------   ---------   --------------   ------------   ---------   --------   ---------
<= 80.00%                         1,684   418,952,919.05     248,784.39       69.60      5.719         357
80.01% - 85.00%                     150    29,268,029.96     195,120.20        4.86      6.754         357
85.01% - 90.00%                     377    82,495,242.14     218,820.27       13.70      6.667         357
90.01% - 95.00%                     271    65,209,780.50     240,626.50       10.83      6.308         357
95.01% - 100.00%                     23     6,052,981.71     263,173.12        1.01      6.833         357
---------------------------   ---------   --------------   ------------   ---------   --------   ---------
Total:                            2,505   601,978,953.36     240,310.96      100.00      5.974         357

                                      Weighted    Wtd                                Pct
Range of                              Average     Avg     Pct      Pct      Pct      Cash
Original                      FICO    Original   Back     Full    Owner    Single    -out
LTV Ratios (%) (%)            Score     LTV      Ratio    Doc      Occ     Family    Refi
---------------------------   -----   --------   -----   ------   ------   ------   ------
<= 80.00%                       664      78.58   47.21    97.83    98.95    62.21    16.68
80.01% - 85.00%                 613      84.23   42.62    95.84    89.48    82.31    51.42
85.01% - 90.00%                 642      89.62   41.48    96.47    83.91    63.56    35.46
90.01% - 95.00%                 672      94.67   42.37    96.74    99.75    67.10    42.47
95.01% - 100.00%                685      99.46   44.51    84.55   100.00    73.10    11.50
---------------------------   -----   --------   -----   ------   ------   ------   ------
Total:                          659      82.32   45.66    97.30    96.52    64.01    23.69

Minimum: 29.57%
Maximum: 100.00%
Weighted Average: 82.32%



5. Occupancy

                                                                                                 Weighted
                                                                            % by                  Average
                                             Current         Average       Current    Weighted    Stated
                              Number of     Principal        Current      Principal   Average    Remaining
Occupancy                       Loans        Balance         Balance       Balance     Coupon      Term
---------------------------   ---------   --------------   ------------   ---------   --------   ---------
Primary                           2,384   581,048,253.96     243,728.29       96.52      5.953         357
Non-Owner Occupied                  121    20,930,699.40     172,980.99        3.48      6.579         357
---------------------------   ---------   --------------   ------------   ---------   --------   ---------
Total:                            2,505   601,978,953.36     240,310.96      100.00      5.974         357

                                      Weighted    Wtd                                Pct
                                      Average     Avg     Pct      Pct      Pct      Cash
                              FICO    Original   Back     Full    Owner    Single    -out
Occupancy                     Score     LTV      Ratio    Doc      Occ     Family    Refi
---------------------------   -----   --------   -----   ------   ------   ------   ------
Primary                         658      82.18   45.87    97.36   100.00    64.02    24.03
Non-Owner Occupied              689      86.32   39.70    95.60     0.00    63.79    14.12
---------------------------   -----   --------   -----   ------   ------   ------   ------
Total:                          659      82.32   45.66    97.30    96.52    64.01    23.69



6. Loan Purpose

                                                                                                 Weighted
                                                                            % by                  Average
                                             Current         Average       Current    Weighted    Stated
Loan                          Number of     Principal        Current      Principal   Average    Remaining
Purpose                         Loans        Balance         Balance       Balance     Coupon      Term
---------------------------   ---------   --------------   ------------   ---------   --------   ---------
Purchase                          1,746   433,842,906.16     248,478.18       72.07      5.814         357
Refinance - Cashout                 632   142,589,692.06     225,616.60       23.69      6.390         357
Refinance - Rate Term               127    25,546,355.14     201,152.40        4.24      6.375         357
---------------------------   ---------   --------------   ------------   ---------   --------   ---------
Total:                            2,505   601,978,953.36     240,310.96      100.00      5.974         357

                                      Weighted    Wtd                                Pct
                                      Average     Avg     Pct      Pct      Pct      Cash
Loan                          FICO    Original   Back     Full    Owner    Single    -out
Purpose                       Score     LTV      Ratio    Doc      Occ     Family    Refi
---------------------------   -----   --------   -----   ------   ------   ------   ------
Purchase                        669      82.18   46.47    97.64    96.09    60.84     0.00
Refinance - Cashout             636      82.72   43.56    96.12    97.93    71.61   100.00
Refinance - Rate Term           629      82.53   43.52    97.92    96.02    75.48     0.00
---------------------------   -----   --------   -----   ------   ------   ------   ------
Total:                          659      82.32   45.66    97.30    96.52    64.01    23.69



7. Documentation Level

                                                                                                 Weighted
                                                                            % by                  Average
                                             Current         Average       Current    Weighted    Stated
Documentation                 Number of     Principal        Current      Principal   Average    Remaining
Level                           Loans        Balance         Balance       Balance     Coupon      Term
---------------------------   ---------   --------------   ------------   ---------   --------   ---------
Full Documentation                2,446   585,695,697.83     239,450.41       97.30      5.972         357
Limited Income Verification          40    10,886,972.20     272,174.31        1.81      6.088         358
No Income Verification               19     5,396,283.33     284,014.91        0.90      6.048         358
---------------------------   ---------   --------------   ------------   ---------   --------   ---------
Total:                            2,505   601,978,953.36     240,310.96      100.00      5.974         357

                                      Weighted    Wtd                                Pct
                                      Average     Avg     Pct      Pct      Pct      Cash
Documentation                 FICO    Original   Back     Full    Owner    Single    -out
Level                         Score     LTV      Ratio    Doc      Occ     Family    Refi
---------------------------   -----   --------   -----   ------   ------   ------   ------
Full Documentation              659      82.31   45.74   100.00    96.58    64.01    23.40
Limited Income Verification     663      79.40   43.22     0.00    91.54    58.58    38.00
No Income Verification          658      89.27   42.04     0.00   100.00    75.52    25.74
---------------------------   -----   --------   -----   ------   ------   ------   ------
Total:                          659      82.32   45.66    97.30    96.52    64.01    23.69



8. Back Ratio

                                                                                                 Weighted
                                                                            % by                  Average
                                             Current         Average       Current    Weighted    Stated
Back                          Number of     Principal        Current      Principal   Average    Remaining
Ratio                           Loans        Balance         Balance       Balance     Coupon      Term
---------------------------   ---------   --------------   ------------   ---------   --------   ---------
<= 0.00                               8     2,466,149.17     308,268.65        0.41      5.682         358
0.01 - 5.00                           3     1,187,594.82     395,864.94        0.20      5.973         357
5.01 - 10.00                          8     3,044,300.00     380,537.50        0.51      6.008         357
10.01 - 15.00                        19     5,242,718.51     275,932.55        0.87      6.229         357
15.01 - 20.00                        39     9,168,713.65     235,095.22        1.52      5.937         357
20.01 - 25.00                        68    19,810,121.65     291,325.32        3.29      6.036         357
25.01 - 30.00                        99    23,942,307.98     241,841.49        3.98      6.176         357
30.01 - 35.00                       142    34,546,607.56     243,285.97        5.74      6.193         357
35.01 - 40.00                       204    52,100,138.31     255,392.83        8.65      6.158         357
40.01 - 45.00                       278    72,852,251.71     262,058.46       12.10      6.135         357
45.01 - 50.00                       349    88,204,897.74     252,736.10       14.65      6.236         357
50.01 - 55.00                     1,281   287,496,120.29     224,431.01       47.76      5.776         357
55.01 - 60.00                         5     1,426,331.97     285,266.39        0.24      5.478         357
60.01 - 65.00                         2       490,700.00     245,350.00        0.08      5.027         357
---------------------------   ---------   --------------   ------------   ---------   --------   ---------
Total:                            2,505   601,978,953.36     240,310.96      100.00      5.974         357

                                      Weighted    Wtd                                Pct
                                      Average     Avg     Pct      Pct      Pct      Cash
Back                          FICO    Original   Back     Full    Owner    Single    -out
Ratio                         Score     LTV      Ratio    Doc      Occ     Family    Refi
---------------------------   -----   --------   -----   ------   ------   ------   ------
<= 0.00                         660      86.03    0.00    91.40   100.00    84.49    27.91
0.01 - 5.00                     621      79.67    4.14   100.00   100.00    65.14     0.00
5.01 - 10.00                    658      77.10    8.57    75.55    86.96    57.82    11.43
10.01 - 15.00                   670      83.70   13.76   100.00    84.98    50.40    27.54
15.01 - 20.00                   671      81.36   18.46    99.27    91.33    71.20    35.19
20.01 - 25.00                   681      82.79   23.26    95.28    90.86    59.87    22.90
25.01 - 30.00                   654      84.26   28.49    99.55    96.89    71.49    34.25
30.01 - 35.00                   650      85.59   33.13    94.56    95.70    70.27    38.26
35.01 - 40.00                   664      83.73   38.25    96.87    91.29    61.91    29.34
40.01 - 45.00                   660      82.47   43.10    96.86    96.68    59.49    27.99
45.01 - 50.00                   653      83.97   48.25    96.85    97.58    65.91    30.43
50.01 - 55.00                   660      80.99   53.25    98.04    97.98    63.80    16.71
55.01 - 60.00                   612      81.17   58.07   100.00   100.00    44.28    26.61
60.01 - 65.00                   684      80.00   64.60   100.00   100.00   100.00     0.00
---------------------------   -----   --------   -----   ------   ------   ------   ------
Total:                          659      82.32   45.66    97.30    96.52    64.01    23.69

Minimum: 2.00
Maximum: 65.00
Weighted Average: 45.66



9. Geographical Distribution

                                                                                                 Weighted
                                                                            % by                  Average
                                             Current         Average       Current    Weighted    Stated
Geographical                  Number of     Principal        Current      Principal   Average    Remaining
Distribution                    Loans        Balance         Balance       Balance     Coupon      Term
---------------------------   ---------   --------------   ------------   ---------   --------   ---------
California                        1,144   355,791,825.92     311,006.84       59.10      5.779         357
Florida                             216    40,890,453.21     189,307.65        6.79      6.304         357
Colorado                             96    20,091,287.20     209,284.24        3.34      6.100         357
Georgia                             112    19,616,048.23     175,143.29        3.26      6.326         357
Texas                                85    15,609,998.37     183,647.04        2.59      5.897         357
Other                               852   149,979,340.43     176,032.09       24.91      6.293         357
---------------------------   ---------   --------------   ------------   ---------   --------   ---------
Total:                            2,505   601,978,953.36     240,310.96      100.00      5.974         357

                                      Weighted    Wtd                                Pct
                                      Average     Avg     Pct      Pct      Pct      Cash
Geographical                  FICO    Original   Back     Full    Owner    Single    -out
Distribution                  Score     LTV      Ratio    Doc      Occ     Family    Refi
---------------------------   -----   --------   -----   ------   ------   ------   ------
California                      668      81.40   46.17    97.15    97.13    67.34    19.41
Florida                         654      83.59   41.79    95.16    94.09    48.57    30.30
Colorado                        650      84.31   46.71    99.07    97.57    43.56    37.11
Georgia                         637      85.26   44.43    96.39    95.02    52.59    36.08
Texas                           651      80.66   41.19    98.99    99.46    33.31    16.82
Other                           646      83.69   45.98    97.92    95.50    67.75    29.32
---------------------------   -----   --------   -----   ------   ------   ------   ------
Total:                          659      82.32   45.66    97.30    96.52    64.01    23.69

Number of States Represented: 41

First Franklin Mortgage Loan Trust, Series 2004-FF6
Fixed Rate

1. Range of Gross Interest Rates (%)

                                                                                                 Weighted
Range of                                                                    % by                  Average
Gross                                        Current         Average       Current    Weighted    Stated
Interest                      Number of     Principal        Current      Principal   Average    Remaining
Rates (%)                       Loans        Balance         Balance       Balance     Coupon      Term
---------------------------   ---------   --------------   ------------   ---------   --------   ---------
4.000% - 4.999%                       7     3,038,730.98     434,104.43        1.52      4.983         358
5.000% - 5.999%                      76    23,415,640.14     308,100.53       11.74      5.747         334
6.000% - 6.999%                     352    63,864,349.71     181,432.81       32.03      6.568         343
7.000% - 7.999%                     656    81,665,027.32     124,489.37       40.96      7.435         342
8.000% - 8.999%                     273    25,096,515.39      91,928.63       12.59      8.368         349
9.000% - 9.999%                      28     2,262,768.08      80,813.15        1.13      9.305         357
10.000% - 10.999%                     1        39,946.47      39,946.47        0.02     10.000         357
---------------------------   ---------   --------------   ------------   ---------   --------   ---------
Total:                            1,393   199,382,978.09     143,132.07      100.00      7.061         343

Range of                              Weighted    Wtd                                Pct
Gross                                 Average     Avg     Pct      Pct      Pct      Cash
Interest                      FICO    Original   Back     Full    Owner    Single    -out
Rates (%)                     Score     LTV      Ratio    Doc      Occ     Family    Refi
---------------------------   -----   --------   -----   ------   ------   ------   ------
4.000% - 4.999%                 754      77.54   40.96    92.22   100.00    80.96     0.00
5.000% - 5.999%                 679      75.22   38.05    59.50   100.00    65.16    59.54
6.000% - 6.999%                 636      79.28   39.20    61.76    99.92    81.95    63.31
7.000% - 7.999%                 621      86.72   40.18    85.67    98.42    77.65    53.82
8.000% - 8.999%                 612      90.15   38.90    81.94    98.63    81.02    42.27
9.000% - 9.999%                 633      95.47   37.33    63.65   100.00    87.73    26.71
10.000% - 10.999%               733     100.00   47.00     0.00   100.00   100.00     0.00
---------------------------   -----   --------   -----   ------   ------   ------   ------
Total:                          634      83.38   39.43    74.30    99.16    78.15    54.94

Minimum: 4.875%
Maximum: 10.000%
Weighted Average: 7.061%



2. Range of Cut-off Date Principal Balances ($)

                                                                                                 Weighted
Range of                                                                    % by                  Average
Cut-off                                      Current         Average       Current    Weighted    Stated
Date Principal                Number of     Principal        Current      Principal   Average    Remaining
Balances ($)                    Loans        Balance         Balance       Balance     Coupon      Term
---------------------------   ---------   --------------   ------------   ---------   --------   ---------
$1 - $25,000                          5       112,561.26      22,512.25        0.06      7.729         279
$25,001 - $50,000                   108     4,570,273.26      42,317.35        2.29      7.970         324
$50,001 - $75,000                   230    14,639,055.96      63,648.07        7.34      7.684         332
$75,001 - $100,000                  245    21,304,410.91      86,956.78       10.69      7.639         337
$100,001 - $200,000                 568    79,595,650.25     140,133.19       39.92      7.238         344
$200,001 - $300,000                 125    30,066,809.11     240,534.47       15.08      6.834         348
$300,001 - $400,000                  59    20,108,843.75     340,827.86       10.09      6.737         346
$400,001 - $500,000                  16     7,132,488.07     445,780.50        3.58      6.229         336
$500,001 - $600,000                  25    13,472,728.81     538,909.15        6.76      6.066         351
$600,001 - $700,000                   8     5,030,971.35     628,871.42        2.52      6.064         358
$700,001 - $800,000                   2     1,562,430.49     781,215.25        0.78      6.302         266
$800,001 - $900,000                   1       878,404.63     878,404.63        0.44      6.500         358
$900,001 - $1,000,000                 1       908,350.24     908,350.24        0.46      6.500         358
---------------------------   ---------   --------------   ------------   ---------   --------   ---------
Total:                            1,393   199,382,978.09     143,132.07      100.00      7.061         343

Range of                              Weighted    Wtd                                Pct
Cut-off                               Average     Avg     Pct      Pct      Pct      Cash
Date Principal                FICO    Original   Back     Full    Owner    Single    -out
Balances ($)                  Score     LTV      Ratio    Doc      Occ     Family    Refi
---------------------------   -----   --------   -----   ------   ------   ------   ------
$1 - $25,000                    609      62.66   29.69   100.00   100.00    78.39    21.61
$25,001 - $50,000               609      79.71   36.39    81.61    91.41    90.12    51.45
$50,001 - $75,000               614      83.22   38.29    83.03    99.29    86.41    46.94
$75,001 - $100,000              615      85.58   36.94    87.05    97.21    85.98    47.79
$100,001 - $200,000             623      85.41   40.13    76.79    99.67    78.47    53.89
$200,001 - $300,000             640      82.16   40.70    60.82   100.00    78.97    67.66
$300,001 - $400,000             650      84.19   40.67    54.60    98.36    67.91    60.65
$400,001 - $500,000             654      78.46   41.28    57.62   100.00    68.53    81.74
$500,001 - $600,000             680      77.83   39.71    84.32   100.00    79.95    36.56
$600,001 - $700,000             688      79.98   34.79    87.36   100.00    50.56    62.54
$700,001 - $800,000             640      72.25   38.24   100.00   100.00    50.85    49.15
$800,001 - $900,000             676      78.92   39.00   100.00   100.00   100.00     0.00
$900,001 - $1,000,000           664      63.64   13.00   100.00   100.00   100.00     0.00
---------------------------   -----   --------   -----   ------   ------   ------   ------
Total:                          634      83.38   39.43    74.30    99.16    78.15    54.94

Minimum: $19,939
Maximum: $908,350
Average: $143,132



3. Fico Distribution

                                                                                                 Weighted
                                                                            % by                  Average
                                             Current         Average       Current    Weighted    Stated
Fico                          Number of     Principal        Current      Principal   Average    Remaining
Distribution                    Loans        Balance         Balance       Balance     Coupon      Term
---------------------------   ---------   --------------   ------------   ---------   --------   ---------
540 - 550                           101    10,903,423.96     107,954.69        5.47      7.415         340
551 - 575                           293    34,894,767.89     119,094.77       17.50      7.346         338
576 - 600                           100    12,498,370.43     124,983.70        6.27      7.196         328
601 - 625                           251    33,203,787.03     132,286.00       16.65      7.288         348
626 >=                              648   107,882,628.78     166,485.54       54.11      6.847         344
---------------------------   ---------   --------------   ------------   ---------   --------   ---------
Total:                            1,393   199,382,978.09     143,132.07      100.00      7.061         343

                                      Weighted    Wtd                                Pct
                                      Average     Avg     Pct      Pct      Pct      Cash
Fico                          FICO    Original   Back     Full    Owner    Single    -out
Distribution                  Score     LTV      Ratio    Doc      Occ     Family    Refi
---------------------------   -----   --------   -----   ------   ------   ------   ------
540 - 550                       545      73.01   38.58    98.19   100.00    85.61    63.73
551 - 575                       564      73.87   38.99    90.05    99.03    80.07    74.57
576 - 600                       584      73.59   39.21    72.42    98.97    82.59    73.65
601 - 625                       614      88.19   40.36    76.75    99.46    79.92    53.32
626 >=                          677      87.16   39.40    66.26    99.04    75.72    46.03
---------------------------   -----   --------   -----   ------   ------   ------   ------
Total:                          634      83.38   39.43    74.30    99.16    78.15    54.94

Minimum: 540
Maximum: 804
Weighted Average: 633.6



4. Range of Original LTV Ratios (%)

                                                                                                 Weighted
                                                                            % by                  Average
Range of                                     Current         Average       Current    Weighted    Stated
Original                      Number of     Principal        Current      Principal   Average    Remaining
LTV Ratios (%) (%)              Loans        Balance         Balance       Balance     Coupon      Term
---------------------------   ---------   --------------   ------------   ---------   --------   ---------
<= 80.00%                           618    96,661,679.95     156,410.49       48.48      6.705         338
80.01% - 85.00%                      99    15,206,720.65     153,603.24        7.63      7.217         338
85.01% - 90.00%                     103    14,825,653.92     143,938.39        7.44      7.286         337
90.01% - 95.00%                     243    34,141,962.86     140,501.90       17.12      7.110         351
95.01% - 100.00%                    330    38,546,960.71     116,808.97       19.33      7.760         351
---------------------------   ---------   --------------   ------------   ---------   --------   ---------
Total:                            1,393   199,382,978.09     143,132.07      100.00      7.061         343

                                      Weighted    Wtd                                Pct
Range of                              Average     Avg     Pct      Pct      Pct      Cash
Original                      FICO    Original   Back     Full    Owner    Single    -out
LTV Ratios (%) (%)            Score     LTV      Ratio    Doc      Occ     Family    Refi
---------------------------   -----   --------   -----   ------   ------   ------   ------
<= 80.00%                       620      71.86   38.33    69.40    98.41    74.56    69.04
80.01% - 85.00%                 616      84.27   39.86    55.16    99.04    84.79    68.95
85.01% - 90.00%                 627      89.30   39.59    46.36   100.00    84.66    65.83
90.01% - 95.00%                 663      94.39   39.11    87.99   100.00    81.62    41.41
95.01% - 100.00%                651      99.89   42.17    92.77   100.00    78.96    21.85
---------------------------   -----   --------   -----   ------   ------   ------   ------
Total:                          634      83.38   39.43    74.30    99.16    78.15    54.94

Minimum: 12.17%
Maximum: 100.00%
Weighted Average: 83.38%



5. Occupancy

                                                                                                 Weighted
                                                                            % by                  Average
                                             Current         Average       Current    Weighted    Stated
                              Number of     Principal        Current      Principal   Average    Remaining
Occupancy                       Loans        Balance         Balance       Balance     Coupon      Term
---------------------------   ---------   --------------   ------------   ---------   --------   ---------
Primary                           1,372   197,703,306.08     144,098.62       99.16      7.056         343
Non-Owner Occupied                   21     1,679,672.01      79,984.38        0.84      7.620         316
---------------------------   ---------   --------------   ------------   ---------   --------   ---------
Total:                            1,393   199,382,978.09     143,132.07      100.00      7.061         343

                                      Weighted    Wtd                                Pct
                                      Average     Avg     Pct      Pct      Pct      Cash
                              FICO    Original   Back     Full    Owner    Single    -out
Occupancy                     Score     LTV      Ratio    Doc      Occ     Family    Refi
---------------------------   -----   --------   -----   ------   ------   ------   ------
Primary                         633      83.49   39.46    74.43   100.00    78.29    54.64
Non-Owner Occupied              658      70.73   34.48    59.28     0.00    61.34    89.48
---------------------------   -----   --------   -----   ------   ------   ------   ------
Total:                          634      83.38   39.43    74.30    99.16    78.15    54.94



6. Loan Purpose

                                                                                                 Weighted
                                                                            % by                  Average
                                             Current         Average       Current    Weighted    Stated
Loan                          Number of     Principal        Current      Principal   Average    Remaining
Purpose                         Loans        Balance         Balance       Balance     Coupon      Term
---------------------------   ---------   --------------   ------------   ---------   --------   ---------
Refinance - Cashout                 730   109,535,050.00     150,048.01       54.94      6.994         336
Purchase                            492    63,021,575.06     128,092.63       31.61      7.284         353
Refinance - Rate Term               171    26,826,353.03     156,879.26       13.45      6.806         344
---------------------------   ---------   --------------   ------------   ---------   --------   ---------
Total:                            1,393   199,382,978.09     143,132.07      100.00      7.061         343

                                      Weighted    Wtd                                Pct
                                      Average     Avg     Pct      Pct      Pct      Cash
Loan                          FICO    Original   Back     Full    Owner    Single    -out
Purpose                       Score     LTV      Ratio    Doc      Occ     Family    Refi
---------------------------   -----   --------   -----   ------   ------   ------   ------
Refinance - Cashout             622      79.18   39.13    67.35    98.63    79.32   100.00
Purchase                        652      91.86   39.96    89.56    99.77    75.38     0.00
Refinance - Rate Term           639      80.63   39.40    66.86    99.89    79.87     0.00
---------------------------   -----   --------   -----   ------   ------   ------   ------
Total:                          634      83.38   39.43    74.30    99.16    78.15    54.94



7. Documentation Level

                                                                                                 Weighted
                                                                            % by                  Average
                                             Current         Average       Current    Weighted    Stated
Documentation                 Number of     Principal        Current      Principal   Average    Remaining
Level                           Loans        Balance         Balance       Balance     Coupon      Term
---------------------------   ---------   --------------   ------------   ---------   --------   ---------
Full Documentation                1,086   148,148,743.28     136,416.89       74.30      7.155         344
No Income Verification              263    45,250,902.61     172,056.66       22.70      6.674         336
No Documentation                     30     4,045,186.53     134,839.55        2.03      7.700         358
Limited Income Verification          14     1,938,145.67     138,438.98        0.97      7.557         350
---------------------------   ---------   --------------   ------------   ---------   --------   ---------
Total:                            1,393   199,382,978.09     143,132.07      100.00      7.061         343

                                      Weighted    Wtd                                Pct
                                      Average     Avg     Pct      Pct      Pct      Cash
Documentation                 FICO    Original   Back     Full    Owner    Single    -out
Level                         Score     LTV      Ratio    Doc      Occ     Family    Refi
---------------------------   -----   --------   -----   ------   ------   ------   ------
Full Documentation              625      84.86   39.46   100.00    99.33    79.02    49.80
No Income Verification          656      79.32   39.37     0.00    99.22    77.47    71.36
No Documentation                705      75.06    0.00     0.00    91.85    53.99    71.22
Limited Income Verification     624      82.99   38.72     0.00   100.00    78.08    30.54
---------------------------   -----   --------   -----   ------   ------   ------   ------
Total:                          634      83.38   39.43    74.30    99.16    78.15    54.94



8. Back Ratio

                                                                                                 Weighted
                                                                            % by                  Average
                                             Current         Average       Current    Weighted    Stated
Back                          Number of     Principal        Current      Principal   Average    Remaining
Ratio                           Loans        Balance         Balance       Balance     Coupon      Term
---------------------------   ---------   --------------   ------------   ---------   --------   ---------
<= 0.00                              33     4,562,157.98     138,247.21        2.29      7.568         358
0.01 - 5.00                           1       118,476.92     118,476.92        0.06      7.625         358
5.01 - 10.00                          5     1,085,685.21     217,137.04        0.54      6.141         358
10.01 - 15.00                        33     5,415,301.28     164,100.04        2.72      6.530         353
15.01 - 20.00                        48     5,980,212.53     124,587.76        3.00      7.120         342
20.01 - 25.00                        88    10,675,974.81     121,317.90        5.35      7.249         333
25.01 - 30.00                       118    15,245,286.63     129,197.34        7.65      6.977         331
30.01 - 35.00                       176    23,505,228.34     133,552.43       11.79      7.125         340
35.01 - 40.00                       221    31,653,865.21     143,230.16       15.88      7.002         335
40.01 - 45.00                       229    32,076,042.22     140,070.05       16.09      7.139         346
45.01 - 50.00                       269    42,698,604.94     158,730.87       21.42      7.049         348
50.01 - 55.00                       171    26,205,513.13     153,248.61       13.14      7.023         347
65.01 - 70.00                         1       160,628.89     160,628.89        0.08      5.250         358
---------------------------   ---------   --------------   ------------   ---------   --------   ---------
Total:                            1,393   199,382,978.09     143,132.07      100.00      7.061         343

                                      Weighted    Wtd                                Pct
                                      Average     Avg     Pct      Pct      Pct      Cash
Back                          FICO    Original   Back     Full    Owner    Single    -out
Ratio                         Score     LTV      Ratio    Doc      Occ     Family    Refi
---------------------------   -----   --------   -----   ------   ------   ------   ------
<= 0.00                         698      77.07    0.00     8.66    92.78    59.20    69.85
0.01 - 5.00                     629      95.00    4.00   100.00   100.00   100.00   100.00
5.01 - 10.00                    699      84.26    8.38    23.45   100.00    73.99    49.45
10.01 - 15.00                   648      77.03   12.85    81.78    99.45    87.33    35.55
15.01 - 20.00                   627      83.24   18.28    87.33    96.76    64.50    58.99
20.01 - 25.00                   627      78.35   23.03    74.07    98.36    79.03    64.54
25.01 - 30.00                   627      80.46   28.29    73.47    99.72    82.90    59.50
30.01 - 35.00                   624      83.73   33.32    78.14    99.10    84.72    60.99
35.01 - 40.00                   631      82.74   38.09    77.39    99.24    80.57    55.20
40.01 - 45.00                   627      84.60   42.90    69.74    99.57    79.56    53.14
45.01 - 50.00                   638      84.73   48.00    74.07    99.25    74.22    47.45
50.01 - 55.00                   637      86.41   53.07    82.42   100.00    75.36    57.87
65.01 - 70.00                   716      58.38   68.00   100.00   100.00   100.00     0.00
---------------------------   -----   --------   -----   ------   ------   ------   ------
Total:                          634      83.38   39.43    74.30    99.16    78.15    54.94

Minimum: 4.00
Maximum: 68.00
Weighted Average: 39.43



9. Geographical Distribution

                                                                                                 Weighted
                                                                            % by                  Average
                                             Current         Average       Current    Weighted    Stated
Geographical                  Number of     Principal        Current      Principal   Average    Remaining
Distribution                    Loans        Balance         Balance       Balance     Coupon      Term
---------------------------   ---------   --------------   ------------   ---------   --------   ---------
California                          197    48,689,243.99     247,153.52       24.42      6.446         348
Texas                               240    26,722,039.43     111,341.83       13.40      7.155         320
Florida                             106    14,324,106.38     135,133.08        7.18      7.350         341
Ohio                                109    10,779,713.12      98,896.45        5.41      7.648         342
New York                             52     9,942,656.07     191,204.92        4.99      7.113         355
Other                               689    88,925,219.10     129,064.18       44.60      7.245         345
---------------------------   ---------   --------------   ------------   ---------   --------   ---------
Total:                            1,393   199,382,978.09     143,132.07      100.00      7.061         343

                                      Weighted    Wtd                                Pct
                                      Average     Avg     Pct      Pct      Pct      Cash
Geographical                  FICO    Original   Back     Full    Owner    Single    -out
Distribution                  Score     LTV      Ratio    Doc      Occ     Family    Refi
---------------------------   -----   --------   -----   ------   ------   ------   ------
California                      647      77.65   38.82    63.57    99.84    82.88    62.82
Texas                           630      82.03   39.02    75.63    96.62    57.05    57.71
Florida                         625      84.12   39.05    76.87   100.00    70.55    51.99
Ohio                            614      89.83   39.31    88.37    99.53    96.89    48.01
New York                        632      82.33   39.67    74.35   100.00    71.24    59.79
Other                           631      86.14   39.94    77.66    99.27    81.63    50.56
---------------------------   -----   --------   -----   ------   ------   ------   ------
Total:                          634      83.38   39.43    74.30    99.16    78.15    54.94

Number of States Represented: 44

First Franklin Mortgage Loan Trust, Series 2004-FF6
Adjustable Rate

1. Range of Gross Interest Rates (%)

                                                                                                 Weighted
Range of                                                                    % by                  Average
Gross                                        Current         Average       Current    Weighted    Stated
Interest                      Number of     Principal        Current      Principal   Average    Remaining
Rates (%)                       Loans        Balance         Balance       Balance     Coupon      Term
---------------------------   ---------   --------------   ------------   ---------   --------   ---------
3.000% - 3.999%                       2       855,000.00     427,500.00        0.10      3.785         358
4.000% - 4.999%                     146    44,002,055.98     301,383.95        5.09      4.779         357
5.000% - 5.999%                   1,245   334,960,092.31     269,044.25       38.76      5.586         357
6.000% - 6.999%                   1,453   301,255,574.13     207,333.50       34.86      6.460         357
7.000% - 7.999%                     978   142,234,700.13     145,434.25       16.46      7.421         357
8.000% - 8.999%                     327    39,317,497.31     120,236.99        4.55      8.306         357
9.000% - 9.999%                      15     1,460,947.86      97,396.52        0.17      9.115         356
---------------------------   ---------   --------------   ------------   ---------   --------   ---------
Total:                            4,166   864,085,867.72     207,413.79      100.00      6.280         357

Range of                              Weighted    Wtd                                Pct
Gross                                 Average     Avg     Pct      Pct      Pct      Cash
Interest                      FICO    Original   Back     Full    Owner    Single    -out
Rates (%)                     Score     LTV      Ratio    Doc      Occ     Family    Refi
---------------------------   -----   --------   -----   ------   ------   ------   ------
3.000% - 3.999%                 746      77.81   44.37   100.00   100.00   100.00    43.86
4.000% - 4.999%                 691      79.55   47.29    95.98    99.55    61.40     7.90
5.000% - 5.999%                 675      80.81   46.35    95.04    98.66    64.26    18.05
6.000% - 6.999%                 635      84.08   42.60    93.82    95.84    66.59    41.21
7.000% - 7.999%                 616      86.73   40.97    74.91    95.96    72.95    42.10
8.000% - 8.999%                 622      90.51   40.39    60.70    98.48    69.24    32.60
9.000% - 9.999%                 596      86.23   39.22    46.52   100.00    84.93    41.41
---------------------------   -----   --------   -----   ------   ------   ------   ------
Total:                          650      83.31   43.96    89.71    97.27    66.65    30.29

Minimum: 3.625%
Maximum: 9.500%
Weighted Average: 6.280%



2. Range of Cut-off Date Principal Balances ($)

                                                                                                 Weighted
Range of                                                                    % by                  Average
Cut-off                                      Current         Average       Current    Weighted    Stated
Date Principal                Number of     Principal        Current      Principal   Average    Remaining
Balances ($)                    Loans        Balance         Balance       Balance     Coupon      Term
---------------------------   ---------   --------------   ------------   ---------   --------   ---------
$1 - $25,000                          2        48,567.93      24,283.97        0.01      8.059         357
$25,001 - $50,000                   103     4,327,881.91      42,018.27        0.50      7.677         357
$50,001 - $75,000                   264    16,902,245.37      64,023.66        1.96      7.378         357
$75,001 - $100,000                  448    39,735,358.22      88,695.00        4.60      7.034         357
$100,001 - $200,000               1,678   244,858,811.30     145,923.01       28.34      6.577         357
$200,001 - $300,000                 893   218,934,975.80     245,167.95       25.34      6.293         357
$300,001 - $400,000                 426   146,782,030.76     344,558.76       16.99      6.013         357
$400,001 - $500,000                 150    67,194,691.84     447,964.61        7.78      5.826         357
$500,001 - $600,000                 106    57,944,419.19     546,645.46        6.71      5.762         357
$600,001 - $700,000                  62    40,180,811.24     648,077.60        4.65      5.796         357
$700,001 - $800,000                  24    18,046,709.33     751,946.22        2.09      5.785         357
$800,001 - $900,000                   6     5,149,996.40     858,332.73        0.60      5.920         357
$900,001 - $1,000,000                 4     3,979,368.43     994,842.11        0.46      6.124         357
---------------------------   ---------   --------------   ------------   ---------   --------   ---------
Total:                            4,166   864,085,867.72     207,413.79      100.00      6.280         357

Range of                              Weighted    Wtd                                Pct
Cut-off                               Average     Avg     Pct      Pct      Pct      Cash
Date Principal                FICO    Original   Back     Full    Owner    Single    -out
Balances ($)                  Score     LTV      Ratio    Doc      Occ     Family    Refi
---------------------------   -----   --------   -----   ------   ------   ------   ------
$1 - $25,000                    562      84.90   32.30   100.00   100.00   100.00     0.00
$25,001 - $50,000               595      79.67   33.59    83.06    91.45    83.41    44.39
$50,001 - $75,000               610      81.13   38.90    79.56    91.73    84.79    35.37
$75,001 - $100,000              622      84.08   40.64    86.96    95.53    79.44    36.31
$100,001 - $200,000             638      84.67   44.18    87.81    97.02    70.27    34.86
$200,001 - $300,000             645      84.07   45.12    88.75    96.51    64.55    35.08
$300,001 - $400,000             657      84.19   45.53    88.60    97.17    62.04    27.44
$400,001 - $500,000             671      83.19   46.13    94.50    98.63    64.02    18.10
$500,001 - $600,000             677      80.80   41.96    94.49   100.00    60.95    18.90
$600,001 - $700,000             676      79.04   40.01   100.00   100.00    64.17    16.17
$700,001 - $800,000             692      75.96   35.59    91.87   100.00    62.53    24.98
$800,001 - $900,000             691      73.97   44.70   100.00   100.00    49.36    16.99
$900,001 - $1,000,000           684      57.76   44.49   100.00   100.00   100.00    49.94
---------------------------   -----   --------   -----   ------   ------   ------   ------
Total:                          650      83.31   43.96    89.71    97.27    66.65    30.29

Minimum: $23,819
Maximum: $1,000,000
Average: $207,414



3. Fico Distribution

                                                                                                 Weighted
                                                                            % by                  Average
                                             Current         Average       Current    Weighted    Stated
Fico                          Number of     Principal        Current      Principal   Average    Remaining
Distribution                    Loans        Balance         Balance       Balance     Coupon      Term
---------------------------   ---------   --------------   ------------   ---------   --------   ---------
<= 539                                1       102,113.94     102,113.94        0.01      6.375         357
540 - 550                           172    24,234,561.12     140,898.61        2.80      7.507         357
551 - 575                           698   101,353,535.57     145,205.64       11.73      7.168         357
576 - 600                           274    47,427,883.74     173,094.47        5.49      6.812         357
601 - 625                           608   114,765,630.13     188,759.26       13.28      6.312         357
626 >=                            2,413   576,202,143.22     238,790.78       66.68      6.021         357
---------------------------   ---------   --------------   ------------   ---------   --------   ---------
Total:                            4,166   864,085,867.72     207,413.79      100.00      6.280         357

                                      Weighted    Wtd                                Pct
                                      Average     Avg     Pct      Pct      Pct      Cash
Fico                          FICO    Original   Back     Full    Owner    Single    -out
Distribution                  Score     LTV      Ratio    Doc      Occ     Family    Refi
---------------------------   -----   --------   -----   ------   ------   ------   ------
<= 539                          516      80.00   42.00   100.00   100.00   100.00     0.00
540 - 550                       545      76.39   40.45    95.78   100.00    84.82    68.08
551 - 575                       565      79.67   40.03    95.45    99.39    76.69    59.13
576 - 600                       586      80.56   42.95    91.97    99.41    74.93    50.73
601 - 625                       614      83.72   45.76    95.49    99.05    70.13    33.92
626 >=                          682      84.38   44.54    87.10    96.26    62.74    21.23
---------------------------   -----   --------   -----   ------   ------   ------   ------
Total:                          650      83.31   43.96    89.71    97.27    66.65    30.29

Minimum: 516
Maximum: 817
Weighted Average: 649.9



4. Range of Original LTV Ratios (%) (%)

                                                                                                 Weighted
                                                                            % by                  Average
Range of                                     Current         Average       Current    Weighted    Stated
Original                      Number of     Principal        Current      Principal   Average    Remaining
LTV Ratios (%) (%)              Loans        Balance         Balance       Balance     Coupon      Term
---------------------------   ---------   --------------   ------------   ---------   --------   ---------
<= 80.00%                         2,264   514,657,660.05     227,322.29       59.56      5.900         357
80.01% - 85.00%                     365    58,333,196.10     159,816.98        6.75      7.068         357
85.01% - 90.00%                     643   121,048,496.00     188,255.83       14.01      6.879         357
90.01% - 95.00%                     669   134,085,456.14     200,426.69       15.52      6.478         357
95.01% - 100.00%                    225    35,961,059.43     159,826.93        4.16      7.681         357
---------------------------   ---------   --------------   ------------   ---------   --------   ---------
Total:                            4,166   864,085,867.72     207,413.79      100.00      6.280         357

                                      Weighted    Wtd                                Pct
Range of                              Average     Avg     Pct      Pct      Pct      Cash
Original                      FICO    Original   Back     Full    Owner    Single    -out
LTV Ratios (%) (%)            Score     LTV      Ratio    Doc      Occ     Family    Refi
---------------------------   -----   --------   -----   ------   ------   ------   ------
<= 80.00%                       652      77.58   45.75    94.73    98.72    64.34    24.93
80.01% - 85.00%                 600      84.42   41.04    86.98    94.03    79.96    54.62
85.01% - 90.00%                 631      89.67   40.75    87.29    89.04    67.60    36.18
90.01% - 95.00%                 667      94.62   41.51    89.74    99.88    69.96    41.66
95.01% - 100.00%                698      99.88   42.67    30.33    99.81    62.64     5.23
---------------------------   -----   --------   -----   ------   ------   ------   ------
Total:                          650      83.31   43.96    89.71    97.27    66.65    30.29

Minimum: 15.67%
Maximum: 100.00%
Weighted Average: 83.31%



5. Occupancy

                                                                                                 Weighted
                                                                            % by                  Average
                                             Current         Average       Current    Weighted    Stated
                              Number of     Principal        Current      Principal   Average    Remaining
Occupancy                       Loans        Balance         Balance       Balance     Coupon      Term
---------------------------   ---------   --------------   ------------   ---------   --------   ---------
Primary                           4,017   840,531,876.45     209,243.68       97.27      6.269         357
Non-Owner Occupied                  149    23,553,991.27     158,080.48        2.73      6.647         357
---------------------------   ---------   --------------   ------------   ---------   --------   ---------
Total:                            4,166   864,085,867.72     207,413.79      100.00      6.280         357

                                      Weighted    Wtd                                Pct
                                      Average     Avg     Pct      Pct      Pct      Cash
                              FICO    Original   Back     Full    Owner    Single    -out
Occupancy                     Score     LTV      Ratio    Doc      Occ     Family    Refi
---------------------------   -----   --------   -----   ------   ------   ------   ------
Primary                         649      83.26   44.09    89.77   100.00    66.71    30.69
Non-Owner Occupied              690      85.00   39.22    87.36     0.00    64.60    15.90
---------------------------   -----   --------   -----   ------   ------   ------   ------
Total:                          650      83.31   43.96    89.71    97.27    66.65    30.29



6. Loan Purpose

                                                                                                 Weighted
                                                                            % by                  Average
                                             Current         Average       Current    Weighted    Stated
Loan                          Number of     Principal        Current      Principal   Average    Remaining
Purpose                         Loans        Balance         Balance       Balance     Coupon      Term
---------------------------   ---------   --------------   ------------   ---------   --------   ---------
Purchase                          2,502   553,412,509.25     221,188.05       64.05      6.099         357
Refinance - Cashout               1,383   261,734,497.24     189,251.26       30.29      6.594         357
Refinance - Rate Term               281    48,938,861.23     174,159.65        5.66      6.642         357
---------------------------   ---------   --------------   ------------   ---------   --------   ---------
Total:                            4,166   864,085,867.72     207,413.79      100.00      6.280         357

                                      Weighted    Wtd                                Pct
                                      Average     Avg     Pct      Pct      Pct      Cash
Loan                          FICO    Original   Back     Full    Owner    Single    -out
Purpose                       Score     LTV      Ratio    Doc      Occ     Family    Refi
---------------------------   -----   --------   -----   ------   ------   ------   ------
Purchase                        666      83.88   45.21    90.06    96.61    61.47     0.00
Refinance - Cashout             622      82.17   41.94    88.66    98.57    76.59   100.00
Refinance - Rate Term           618      82.90   40.70    91.33    97.84    72.11     0.00
---------------------------   -----   --------   -----   ------   ------   ------   ------
Total:                          650      83.31   43.96    89.71    97.27    66.65    30.29



7. Documentation Level

                                                                                                 Weighted
                                                                            % by                  Average
                                             Current         Average       Current    Weighted    Stated
Documentation                 Number of     Principal        Current      Principal   Average    Remaining
Level                           Loans        Balance         Balance       Balance     Coupon      Term
---------------------------   ---------   --------------   ------------   ---------   --------   ---------
Full Documentation                3,668   775,152,273.97     211,328.32       89.71      6.189         357
No Income Verification              346    61,420,835.60     177,516.87        7.11      7.118         357
No Documentation                     97    14,085,785.44     145,214.28        1.63      7.472         357
Limited Documentation                55    13,426,972.71     244,126.78        1.55      6.412         357
---------------------------   ---------   --------------   ------------   ---------   --------   ---------
Total:                            4,166   864,085,867.72     207,413.79      100.00      6.280         357

                                      Weighted    Wtd                                Pct
                                      Average     Avg     Pct      Pct      Pct      Cash
Documentation                 FICO    Original   Back     Full    Owner    Single    -out
Level                         Score     LTV      Ratio    Doc      Occ     Family    Refi
---------------------------   -----   --------   -----   ------   ------   ------   ------
Full Documentation              646      82.76   44.22   100.00    97.35    66.86    29.94
No Income Verification          682      91.15   41.04     0.00    98.94    66.68    32.20
No Documentation                710      82.08    0.00     0.00    90.24    60.75    30.07
Limited Documentation           649      80.35   42.11     0.00    92.92    60.60    42.12
---------------------------   -----   --------   -----   ------   ------   ------   ------
Total:                          650      83.31   43.96    89.71    97.27    66.65    30.29



8. Back Ratio

                                                                                                 Weighted
                                                                            % by                  Average
                                             Current         Average       Current    Weighted    Stated
Back                          Number of     Principal        Current      Principal   Average    Remaining
Ratio                           Loans        Balance         Balance       Balance     Coupon      Term
---------------------------   ---------   --------------   ------------   ---------   --------   ---------
<= 0.00                             109    17,357,221.61     159,240.57        2.01      7.214         357
0.01 - 5.00                           4     1,233,010.22     308,252.56        0.14      5.988         357
5.01 - 10.00                         13     4,242,372.75     326,336.37        0.49      6.177         357
10.01 - 15.00                        34     6,402,114.36     188,297.48        0.74      6.421         357
15.01 - 20.00                        86    15,657,725.59     182,066.58        1.81      6.220         357
20.01 - 25.00                       165    33,385,444.37     202,336.03        3.86      6.425         357
25.01 - 30.00                       260    45,449,358.14     174,805.22        5.26      6.599         357
30.01 - 35.00                       369    69,922,335.24     189,491.42        8.09      6.560         357
35.01 - 40.00                       445    89,340,795.67     200,765.83       10.34      6.496         357
40.01 - 45.00                       562   115,669,219.34     205,817.12       13.39      6.483         357
45.01 - 50.00                       685   149,238,377.40     217,866.24       17.27      6.532         357
50.01 - 55.00                     1,426   314,225,917.21     220,354.78       36.37      5.855         357
55.01 - 60.00                         6     1,471,275.82     245,212.64        0.17      5.566         357
60.01 - 65.00                         2       490,700.00     245,350.00        0.06      5.027         357
---------------------------   ---------   --------------   ------------   ---------   --------   ---------
Total:                            4,166   864,085,867.72     207,413.79      100.00      6.280         357

                                      Weighted    Wtd                                Pct
                                      Average     Avg     Pct      Pct      Pct      Cash
Back                          FICO    Original   Back     Full    Owner    Single    -out
Ratio                         Score     LTV      Ratio    Doc      Occ     Family    Refi
---------------------------   -----   --------   -----   ------   ------   ------   ------
<= 0.00                         702      83.18    0.00    13.47    92.08    65.95    28.70
0.01 - 5.00                     621      79.68    4.10   100.00    96.32    62.74     3.68
5.01 - 10.00                    658      79.29    8.10    78.93    90.64    54.10    12.89
10.01 - 15.00                   657      84.23   13.73    97.42    87.23    58.82    27.43
15.01 - 20.00                   649      80.78   18.45    91.27    93.22    67.78    39.05
20.01 - 25.00                   651      82.92   23.30    89.35    94.40    68.30    33.97
25.01 - 30.00                   633      83.81   28.29    91.97    97.91    73.74    42.21
30.01 - 35.00                   635      85.03   33.02    88.30    97.88    69.43    42.72
35.01 - 40.00                   646      85.25   38.17    89.45    94.45    70.10    37.44
40.01 - 45.00                   647      84.31   43.06    86.70    97.79    64.71    33.36
45.01 - 50.00                   647      84.92   48.21    83.89    98.50    66.79    35.24
50.01 - 55.00                   656      81.40   53.25    97.69    98.15    64.88    20.01
55.01 - 60.00                   611      81.44   58.13   100.00   100.00    45.98    25.80
60.01 - 65.00                   684      80.00   64.60   100.00   100.00   100.00     0.00
---------------------------   -----   --------   -----   ------   ------   ------   ------
Total:                          650      83.31   43.96    89.71    97.27    66.65    30.29

Minimum: 2.00
Maximum: 65.00
Weighted Average: 43.96



9. Geographical Distribution

                                                                                                 Weighted
                                                                            % by                  Average
                                             Current         Average       Current    Weighted    Stated
Geographical                  Number of     Principal        Current      Principal   Average    Remaining
Distribution                    Loans        Balance         Balance       Balance     Coupon      Term
---------------------------   ---------   --------------   ------------   ---------   --------   ---------
California                        1,322   402,694,113.43     304,609.77       46.60      5.860         357
Florida                             378    62,634,993.99     165,701.04        7.25      6.634         357
Texas                               218    36,443,155.29     167,170.44        4.22      6.382         357
Michigan                            220    31,394,066.82     142,700.30        3.63      6.926         357
Illinois                            167    27,676,318.28     165,726.46        3.20      6.860         357
Other                             1,861   303,243,219.91     162,946.38       35.09      6.632         357
---------------------------   ---------   --------------   ------------   ---------   --------   ---------
Total:                            4,166   864,085,867.72     207,413.79      100.00      6.280         357

                                      Weighted    Wtd                                Pct
                                      Average     Avg     Pct      Pct      Pct      Cash
Geographical                  FICO    Original   Back     Full    Owner    Single    -out
Distribution                  Score     LTV      Ratio    Doc      Occ     Family    Refi
---------------------------   -----   --------   -----   ------   ------   ------   ------
California                      664      81.57   45.57    93.70    97.43    68.26    22.71
Florida                         646      84.82   41.04    85.18    95.55    48.14    30.80
Texas                           641      81.73   39.04    86.04    98.60    38.18    30.45
Michigan                        634      86.47   43.22    82.91    97.77    92.60    51.47
Illinois                        628      84.24   43.33    75.08    98.33    74.49    57.84
Other                           637      85.08   43.12    87.82    97.11    68.36    35.52
---------------------------   -----   --------   -----   ------   ------   ------   ------
Total:                          650      83.31   43.96    89.71    97.27    66.65    30.29

Number of States Represented: 46

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-FF6 (the "Securities") to be issued by First Franklin Mortgage Loan Trust, Series 2004-FF6 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC., the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

B

Appendix A

FICO DISTRIBUTION

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                               %
                                                                                                            Covered
                                                                                                              by
FICO                 Total Balance            LTV   Adjusted Balance[1]                     WA Loan    WAC  Mortgage  WA    WA
                            Amount      %[2]                     Amount          %[2]       Balance           Ins.   FICO   LTV
---------------------------------------------------------------------------------------------------------------------------------
FICO NA                       -        0.00%  > 65.0              -             0.00%          -       -        -     -    -
0 - 500                       -        0.00%  > 65.0              -             0.00%          -       -        -     -    -
500.01 - 550         35,240,099.02     3.31%  > 70.0     26,974,362.15          2.54%    128,613.50    7.476   n/a   545   75.35
550.01 - 575        136,248,303.46    12.81%  > 70.0    107,007,187.83         10.06%    137,485.67    7.214   n/a   565   78.18
575.01 - 600         59,926,254.17     5.63%  > 70.0     47,757,684.97          4.49%    160,230.63    6.892   n/a   586   79.11
600.01 - 620        105,927,642.32     9.96%  > 70.0     98,847,753.41          9.29%    172,802.03    6.527   n/a   610   83.76
620.01 - 650        235,293,139.17    22.13%  > 80.0    116,618,752.71         10.97%    198,895.30    6.368   n/a   635   85.80
650.01 - 680        184,633,961.32    17.36%  > 80.0     69,601,971.83          6.54%    221,915.82    6.161   n/a   665   83.72
680.01 - 700        114,138,309.70    10.73%  > 85.0     39,919,255.18          3.75%    234,370.25    6.041   n/a   690   84.65
700.01 - 750        136,893,501.10    12.87%  > 85.0     56,961,288.12          5.36%    233,606.66    6.074   n/a   721   85.70
750.01 - 800         53,874,747.80     5.07%  > 85.0     18,853,152.33          1.77%    252,933.09    5.913   n/a   766   84.18
800 +                 1,292,887.75     0.12%  > 85.0        838,487.75          0.08%    215,481.29    6.028   n/a   808   88.32
---------------------------------------------------------------------------------------------------------------------------------
TOTAL             1,063,468,845.81   100.00%                      -            54.86%    191,305.78    6.426   n/a   647   83.32
---------------------------------------------------------------------------------------------------------------------------------
   FICO: Average               647            Min:                 516         Max:             817
                 -----------------                ---------------------            ----------------


[TABLE CONTINUED]


                  Collateral Cuts for Subprime Pool
---------------------------------------------------



FICO                WA      % SFD  % Owner   % Full
                    DTI      /PUD    Occ.     Doc
---------------------------------------------------
FICO NA             -       -        -       -
0 - 500             -       -        -       -
500.01 - 550        39.88   94.08   100.00   96.54
550.01 - 575        39.76   92.65    99.30   94.06
575.01 - 600        42.16   94.13    99.32   87.89
600.01 - 620        44.78   93.07    98.80   90.11
620.01 - 650        43.89   91.10    98.39   91.70
650.01 - 680        43.56   90.33    97.50   87.94
680.01 - 700        44.03   83.67    97.15   78.23
700.01 - 750        44.21   81.67    94.93   74.28
750.01 - 800        42.32   81.14    93.15   79.36
800 +               34.43   81.44    77.69   88.75
---------------------------------------------------
TOTAL               43.11   89.10    97.63   86.82
---------------------------------------------------


DEBT-TO INCOME (DTI) DISTRIBUTION

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                               %
                                                                                                            Covered
                                                                                                              by
DTI                  Total Balance            LTV   Adjusted Balance[1]                     WA Loan    WAC  Mortgage  WA    WA
                            Amount      %[2]                     Amount          %[2]       Balance           Ins.   FICO   LTV
---------------------------------------------------------------------------------------------------------------------------------
<= 20                62,054,278.45     5.84%   < 550      1,276,392.06          0.12%    169,547.21    6.726   n/a   667   81.41
20.001 - 25.00       44,061,419.18     4.14%   < 550      1,667,647.66          0.16%    174,155.81    6.625   n/a   646   81.81
25.001 - 30.00       60,694,644.77     5.71%   < 575     16,323,773.75          1.53%    160,567.84    6.694   n/a   632   82.97
30.001 - 35.00       93,427,563.58     8.79%   < 575     21,592,049.82          2.03%    171,426.72    6.702   n/a   632   84.70
35.001 - 40.00      120,994,660.88    11.38%   < 600     33,649,517.36          3.16%    181,673.66    6.629   n/a   642   84.60
40.001 - 45.00      147,745,261.56    13.89%   < 625     58,002,645.18          5.45%    186,782.88    6.626   n/a   643   84.37
45.001 - 50.00      191,936,982.34    18.05%   < 650    107,562,709.12         10.11%    201,191.81    6.647   n/a   645   84.87
50.001 - 55.00      340,431,430.34    32.01%   < 675    229,293,982.91         21.56%    213,169.34    5.945   n/a   655   81.79
55+                   2,122,604.71     0.20%   < 700      1,961,975.82          0.18%    235,844.97    5.418   n/a   636   79.36
---------------------------------------------------------------------------------------------------------------------------------
TOTAL             1,063,468,845.81   100.00%                      -            44.32%    191,305.78    6.426   n/a   647   83.32
---------------------------------------------------------------------------------------------------------------------------------
   DTI: Average                 43            Min:                   2          Max:            68
               -------------------                --------------------              ---------------


[TABLE CONTINUED]


--------------------------------------------------



DTI                WA      % SFD  % Owner   % Full
                   DTI      /PUD    Occ.     Doc
--------------------------------------------------
<= 20              15.07   89.68    93.15    61.02
20.001 - 25.00     23.23   88.44    95.36    85.65
25.001 - 30.00     28.29   93.18    98.37    87.32
30.001 - 35.00     33.10   92.59    98.19    85.75
35.001 - 40.00     38.15   91.96    95.71    86.29
40.001 - 45.00     43.02   88.76    98.18    83.02
45.001 - 50.00     48.16   87.11    98.67    81.70
50.001 - 55.00     53.24   87.65    98.29    96.52
55+                60.37   91.97   100.00   100.00
--------------------------------------------------
TOTAL              43.11   89.10    97.63    86.82
--------------------------------------------------




LOAN-TO- VALUE (LTV) DISTIBUTION

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                               %
                                                                                                            Covered
                                                                                                              by
LTV                  Total Balance            LTV   Adjusted Balance[1]                     WA Loan    WAC  Mortgage  WA    WA
                            Amount      %[2]                     Amount          %[2]       Balance           Ins.   FICO   LTV
---------------------------------------------------------------------------------------------------------------------------------
< 60.00                31,378,106.45     2.95%  > 50      2,965,594.31          0.28%    150,134.48    6.447   n/a   606   52.11
60.01 - 70.00          53,503,004.15     5.03%  > 50     11,329,261.03          1.07%    182,604.11    6.449   n/a   606   66.40
70.01 - 80.00         526,438,229.40    49.50%  > 50    253,620,851.42         23.85%    221,192.53    5.959   n/a   654   79.18
80.01 - 85.00          73,539,916.75     6.92%  > 50     12,015,874.25          1.13%    158,491.20    7.099   n/a   603   84.39
85.01 - 90.00         135,874,149.92    12.78%  > 50     22,174,266.28          2.09%    182,136.93    6.924   n/a   630   89.63
90.01 - 95.00         168,227,419.00    15.82%  > 50     29,994,740.86          2.82%    184,459.89    6.606   n/a   666   94.57
95.01 - 100.00         74,508,020.14     7.01%  > 50     10,453,446.90          0.98%    134,248.68    7.722   n/a   674   99.88
100+                            -        0.00%  > 50              -             0.00%          -        -      n/a     -    -
---------------------------------------------------------------------------------------------------------------------------------
TOTAL               1,063,468,845.81   100.00%          342,554,035.05         32.21%    191,305.78    6.426   n/a   647   83.32
---------------------------------------------------------------------------------------------------------------------------------
   LTV: Average                83.32          Min:               12.17          Max:        100.00
                --------------------              --------------------              --------------


[TABLE CONTINUED]


----------------------------------------------------



LTV                  WA      % SFD  % Owner   % Full
                     DTI      /PUD    Occ.     Doc
----------------------------------------------------
< 60.00              38.87   90.28   97.46   79.57
60.01 - 70.00        39.86   94.40   96.64   81.32
70.01 - 80.00        45.41   87.43   98.95   92.34
80.01 - 85.00        40.80   92.88   95.07   80.40
85.01 - 90.00        40.62   89.14   90.23   82.82
90.01 - 95.00        41.02   91.70   99.90   89.38
95.01 - 100.00       42.41   87.00   99.91   62.64
100+                  -       -       -       -
----------------------------------------------------
TOTAL                43.11   89.10   97.63   86.82
----------------------------------------------------
   LTV: Average


[1] Balance of the collateral cut combined with second qualifier, i.e. (LTV), FICO, DTI etc. All other cuts except the adjusted balance are only for the main bucket

[2] Percent of the Aggregate Principal Balance - calculated automatically.

GEOGRAPHIC CONCENTRATION - TOP 12 STATES
------------------------------------------------------------------------------------------------------------------------------------
                                                                   %
                                                                Covered
                                                                   by                                %       %        %        %
STATE              Total Balance               WA Loan    WAC   Mortgage  WA     WA        WA        SFD/   Owner    Full    Cashout
                          Amount     %[2]      Balance            Ins.   FICO    LTV       DTI       PUD     Occ     Doc       Refi
------------------------------------------------------------------------------------------------------------------------------------
California        451,383,357.42   42.44%   297,158.23    5.923    n/a    662    81.15    44.84    86.04    97.69    90.45    27.04
Florida            76,959,100.37    7.24%   159,006.41    6.767    n/a    642    84.69    40.67    91.34    96.38    83.63    34.75
Texas              63,165,194.72    5.94%   137,915.27    6.709    n/a    637    81.85    39.03    99.00    97.76    81.64    41.98
Michigan           37,158,251.47    3.49%   141,286.13    7.001    n/a    634    86.31    42.09    91.69    98.00    82.32    53.73
Illinois           36,292,137.66    3.41%   156,431.63    6.936    n/a    627    84.25    43.33    82.76    98.72    69.02    61.36
New York           33,145,206.41    3.12%   231,784.66    6.797    n/a    633    81.88    42.83    68.10    98.86    83.33    47.66
Georgia            30,859,759.71    2.90%   158,255.18    6.660    n/a    639    87.39    43.01    97.28    96.31    90.61    35.01
Colorado           28,815,849.12    2.71%   202,928.51    6.305    n/a    644    85.38    44.18    94.16    98.31    87.70    45.13
Ohio               27,860,453.17    2.62%   105,133.79    7.203    n/a    622    88.20    40.02    93.91    98.90    84.38    45.33
Minnesota          23,652,292.93    2.22%   176,509.65    6.682    n/a    622    84.42    42.51    92.38    95.02    86.17    47.13
Nevada             22,298,682.43    2.10%   193,901.59    6.530    n/a    642    84.70    42.15    97.49    96.20    91.93    37.02
Washington         19,454,083.14    1.83%   185,276.98    6.366    n/a    644    83.79    43.05    95.54    97.93    94.02    27.10
TOTAL           1,063,468,845.81   80.03%   191,305.78    6.426    n/a    647    83.32    43.11    89.10    97.63    86.82    34.91
------------------------------------------------------------------------------------------------------------------------------------


PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                       %
                                                                    Covered
Scheduled                                                             by                            %         %       %         %
Principal          Total Balance               WA Loan        WAC  Mortgage  WA    WA      WA      SFD/     Owner    Full    Cashout
Balancee                  Amount     %[2]      Balance               Ins.   FICO   LTV     DTI     PUD       Occ      Doc      Refi
------------------------------------------------------------------------------------------------------------------------------------
0 - $50K             9,717,170.28     0.91%      42,065.67    7.826   n/a   605   79.91   35.45    87.64    90.07    81.72    47.35
$51 - $200K        416,377,646.09    39.15%     121,747.85    6.871   n/a   630   84.60   42.27    90.98    97.31    85.11    39.72
$200.1 - $250K     132,622,757.78    12.47%     223,647.15    6.399   n/a   643   83.75   44.48    86.96    97.02    83.77    39.86
$250.1 - $300K     116,679,074.91    10.97%     273,894.54    6.310   n/a   645   83.93   44.73    87.92    96.84    87.24    37.96
$300.1 - $400K     166,590,826.73    15.66%     344,195.92    6.101   n/a   656   84.20   44.96    83.69    97.31    84.48    31.50
$400.1 - $500K      74,327,179.91     6.99%     447,754.10    5.865   n/a   670   82.74   45.66    90.29    98.76    90.96    24.21
$500.1 - $600K      71,417,148.00     6.72%     545,169.07    5.819   n/a   678   80.24   41.53    90.12   100.00    92.57    22.23
$600.1 - $700K      45,211,782.59     4.25%     645,882.61    5.826   n/a   677   79.14   39.43    95.69   100.00    98.59    21.33
$700.1 - $800K      19,609,139.82     1.84%     754,197.69    5.826   n/a   688   75.66   35.80    92.50   100.00    92.52    26.91
$800.1 - $900K       6,028,401.03     0.57%     861,200.15    6.005   n/a   689   74.70   43.87    85.49   100.00   100.00    14.51
$900.1 - $1000K      3,887,718.67     0.37%     971,929.67    6.340   n/a   673   58.86   38.29   100.00   100.00   100.00    25.40
>$1000K              1,000,000.00     0.09%   1,000,000.00    5.625   n/a   710   58.82   40.00   100.00   100.00   100.00   100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL            1,063,468,845.81   100.00%     191,305.78    6.426   n/a   647   83.32   43.11    89.10    97.63    86.82    34.91
------------------------------------------------------------------------------------------------------------------------------------
   Principal Balance: Average        191,306          Min:            19,939         Max:     1,000,000
                              --------------              ------------------             --------------


DOCUMENTATION TYPE

------------------------------------------------------------------------------------------------------------------------------------
                                                                            %
                                                                         Covered
                                                                            by                                  %       %       %
                     Total Balance                  WA Loan        WAC   Mortgage   WA     WA           WA     SFD/    Owner  Cashou
Doc Type                    Amount        %[2]      Balance                 Ins.   FICO    LTV          DTI    PUD      Occ     Refi
------------------------------------------------------------------------------------------------------------------------------------
Full                923,301,017.25      86.82%     194,215.61      6.344     n/a     643     83.10     43.46   89.82   97.66   33.12
No Income
 Verification       106,671,738.21      10.03%     175,158.85      6.930     n/a     671     86.13     40.33   85.46   99.06   48.81
No Documentation     18,130,971.97       1.70%     142,763.56      7.523     n/a     709     80.51      0.00   78.13   90.60   39.25
Limited              15,365,118.38       1.44%     222,682.88      6.556     n/a     646     80.68     41.68   84.43   93.81   40.66
Other                         -          0.00%           -          -        n/a       -      -         -       -       -       -
------------------------------------------------------------------------------------------------------------------------------------
TOTAL             1,063,468,845.81     100.00%     191,305.78      6.426     n/a     647     83.32     43.11   89.10   97.63   34.91
------------------------------------------------------------------------------------------------------------------------------------

PROPERTY TYPE

------------------------------------------------------------------------------------------------------------------------------------
                                                                          %
                                                                       Covered
                                                                          by                                %         %          %
                   Total Balance                  WA Loan         WAC  Mortgage    WA     WA      WA      Owner    Cashout      Full
Property Type             Amount     %[2]         Balance                 Ins.    FICO    LTV     DTI      Occ       Refi        Doc
------------------------------------------------------------------------------------------------------------------------------------
Single Family
Residence         731,750,771.94      68.81%     180,590.02      6.488     n/a     641   83.27   42.80    97.78      86.83     39.27
PUD               215,839,410.47      20.30%     232,085.39      6.254     n/a     654   83.42   43.18    98.12      89.85     26.60
Condo              83,903,476.92       7.89%     197,419.95      6.176     n/a     670   83.17   45.28    97.23      86.21     17.80
2-4 Family         31,851,371.12       3.00%     210,936.23      6.814     n/a     667   84.31   44.34    91.85      67.68     36.39
Modular               123,815.36       0.01%     123,815.36      7.500     n/a     572   72.94   16.00   100.00     100.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL           1,063,468,845.81     100.00%     191,305.78      6.426     n/a     647   83.32   43.11    97.63      86.82     34.91
------------------------------------------------------------------------------------------------------------------------------------


PMI - PRIMARY MORTGAGE INSURANCE

------------------------------------------------------------------------------------------------------------------------------------
                                                                  %
                                                                Covered
                                                                  by                               %       %       %
                     Total Balance               WA Loan  WAC  Mortgage    WA     WA      WA     Owner  Cashout   Full  Is MI down
Mortgage Insurance          Amount        %[2]   Balance         Ins.     FICO    LTV     DTI     Occ     Refi    Doc   to 60 LTV
------------------------------------------------------------------------------------------------------------------------------------
Loans >80 LTV w/MI             n/a     #VALUE!   n/a      n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a       n/a
Loans >80 LTV w/o MI           n/a     #VALUE!   n/a      n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a       n/a
Other                          n/a     #VALUE!   n/a      n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a       n/a
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                          n/a     #VALUE!   n/a      n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a       n/a
------------------------------------------------------------------------------------------------------------------------------------


LOAN BALANCE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  %
                                                                               Covered
                                                                                  by                                  %         %
                     Total Balance                       WA Loan        WAC    Mortgage    WA     WA        WA       SFD/      Owner
Loan Purpose                Amount        %[2]           Balance                 Ins.     FICO    LTV       DTI      PUD        Occ
------------------------------------------------------------------------------------------------------------------------------------
Purchase                 616,434,084.31      57.96%     205,889.81      6.220     n/a     665     84.69     44.67     86.09    96.93
Refinance - Cashout      371,269,547.24      34.91%     175,707.31      6.712     n/a     622     81.29     41.12     92.86    98.59
Refinance - Rate Term     75,765,214.26       7.12%     167,622.16      6.700     n/a     625     82.09     40.23     95.27    98.57
------------------------------------------------------------------------------------------------------------------------------------
Total:                 1,063,468,845.81     100.00%     191,305.78      6.426     n/a     647     83.32     43.11     89.10    97.63
------------------------------------------------------------------------------------------------------------------------------------


COLLATERAL TYPE - FIXED/FLOATING

---------------------------------------------------------------------------------------------------------------------------------
                                                                                          %
                                                                                       Covered
                                                                                          by
Lien Status                            Total Balance             WA Loan        WAC    Mortgage    WA      WA      WA      % SFD
                                              Amount      %[2]   Balance                 Ins.      FIC0    LTV     DTI      /PUD
---------------------------------------------------------------------------------------------------------------------------------
Balloon - 15/30                           535,512.69     0.05%   133,878.17    7.597      n/a      607    85.58   38.11   100.00
ARM - 2 Year/6 Month - IO 5 Yr        410,138,773.26    38.57%   241,542.27    6.013      n/a      653    82.96   46.81    88.66
ARM - 3 Year/6 Month - IO 5 Yr         22,071,862.05     2.08%   237,331.85    6.080      n/a      652    83.09   48.85    88.64
ARM - 5 Year/6 Month - IO 5 Yr        147,578,197.42    13.88%   241,535.51    5.923      n/a      678    80.42   42.44    84.73
ARM - 6 Month - IO 5 Yr                18,438,688.51     1.73%   216,925.75    5.206      n/a      658    81.89   42.31    90.43
ARM - 1 Year/6 Month                    1,570,204.57     0.15%   224,314.94    6.755      n/a      691    95.12   41.76    89.64
ARM - 2 Year/6 Month                  231,854,340.68    21.80%   154,363.74    7.030      n/a      626    85.74   39.96    88.68
ARM - 3 Year/6 Month                   11,810,551.59     1.11%   176,276.89    6.734      n/a      631    86.13   40.50    94.94
ARM - 5 Year/6 Month                   20,125,474.26     1.89%   201,254.74    6.591      n/a      655    82.42   38.67    93.18
Fixed - 30 Year -IO 5 Yr                3,751,432.12     0.35%   208,412.90    6.912      n/a      649    85.55   44.50    87.64
Fixed                                 195,096,033.28    18.35%   142,301.99    7.062      n/a      633    83.33   39.34    92.96
Floating                                  497,775.38     0.05%   165,925.13    5.982      n/a      631    87.52   47.58   100.00
---------------------------------------------------------------------------------------------------------------------------------
Total:                              1,063,468,845.81   100.00%   191,305.78    6.426      n/a      647    83.32   43.11    89.10
---------------------------------------------------------------------------------------------------------------------------------


[TABLE CONTINUED]


-----------------------------------------------------------------------------



Lien Status                          % Owner  % Cashout     Index     Margin
                                       Occ      Refi
-----------------------------------------------------------------------------
Balloon - 15/30                       100.00   86.20         FR        0.000
ARM - 2 Year/6 Month - IO 5 Yr         96.30   23.71         LM6       4.671
ARM - 3 Year/6 Month - IO 5 Yr         96.31   28.79         LM6       4.699
ARM - 5 Year/6 Month - IO 5 Yr         97.72   21.26         LM6       4.166
ARM - 6 Month - IO 5 Yr                91.98   33.30         LM6       4.172
ARM - 1 Year/6 Month                  100.00   31.73         LM6       5.008
ARM - 2 Year/6 Month                   98.98   44.30         LM6       5.593
ARM - 3 Year/6 Month                   99.42   63.24         LM6       5.402
ARM - 5 Year/6 Month                   99.06   48.17         LM6       4.888
Fixed - 30 Year -IO 5 Yr               97.44   39.37         FR        0.000
Fixed                                  99.19   55.15         FR        0.000
Floating                               80.54   48.70         LM6       4.764
-----------------------------------------------------------------------------
Total:                                 97.63   34.91         LM6       4.838
-----------------------------------------------------------------------------

LIEN STATUS

------------------------------------------------------------------------------------------------------------------------------------
                                                                              %
                                                                           Covered
                                                                              by                                                %
                         Total Balance                 WA Loan       WAC   Mortgage  WA     WA       WA     % SFD   % Owner  Cashout
Lien Status                     Amount       %[2]      Balance               Ins.   FIC0    LTV      DTI     /PUD     Occ      Refi
------------------------------------------------------------------------------------------------------------------------------------
1st Lien             1,063,468,845.81      100.00     191,305.78    6.426    n/a     647   83.32    43.11    89.10    97.63    34.91
                                 -           0.00%                                                                              -
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                1,063,468,845.81      200.00%    191,305.78    6.426    n/a     647   83.32    43.11    89.10    97.63    34.91
------------------------------------------------------------------------------------------------------------------------------------


OCCUPANCY TYPE

------------------------------------------------------------------------------------------------------------------------------------
                                                                              %
                                                                           Covered
                                                                              by                                                %
                         Total Balance                 WA Loan       WAC   Mortgage  WA     WA       WA     % SFD   % Owner  Cashout
Occupancy Type                  Amount       %[2]      Balance               Ins.   FIC0    LTV      DTI     /PUD     Occ      Refi
------------------------------------------------------------------------------------------------------------------------------------
Primary Residence    1,038,235,182.53       97.63%    192,658.23    6.419    n/a     646   83.30    43.21    89.31   100.00    35.25
Investment              25,233,663.28        2.37%    148,433.31    6.712    n/a     688   84.05    38.94    80.50     0.00    20.80
Second Home                      -           0.00%          -       -        n/a       -    -        -        -        -        -
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                1,063,468,845.81      100.00%    191,305.78    6.426    n/a     647   83.32    43.11    89.10    97.63    34.91
------------------------------------------------------------------------------------------------------------------------------------


PREPAYMENT PENALTY

------------------------------------------------------------------------------------------------------------------------------------
                                                                              %
                                                                           Covered
Prepayment                                                                    by                                                %
Charges Term at          Total Balance                 WA Loan       WAC   Mortgage  WA     WA       WA     % SFD   % Owner  Cashout
Origination                     Amount       %[2]      Balance               Ins.   FIC0    LTV      DTI     /PUD     Occ      Refi
------------------------------------------------------------------------------------------------------------------------------------
0 Months               166,442,210.52       15.65%    171,766.99    6.791    n/a     640   83.64    41.77    87.75    95.63    42.29
12 Months               57,105,616.35        5.37%    244,041.10    6.653    n/a     650   83.97    42.13    84.47    98.30    32.78
24 Months              524,726,755.38       49.34%    202,519.01    6.279    n/a     648   83.46    44.34    89.33    97.75    29.96
36 Months              315,085,983.84       29.63%    178,620.17    6.437    n/a     649   82.79    41.96    90.28    98.35    39.67
48 Months                        -           0.00%          -       -        n/a       -    -        -        -        -        -
60 Months                  108,279.72        0.01%    108,279.72    7.250    n/a     624   94.98    48.00   100.00   100.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                1,063,468,845.81      100.00%    191,305.78    6.426    n/a     647   83.32    43.11    89.10    97.63    34.91
------------------------------------------------------------------------------------------------------------------------------------


COLLATERAL DESCRIPTION BY LOAN GROUP

------------------------------------------------------------------------------------------------------------------------------------
Loan Group  Loan Type        Index        % of     Gross      Net    WAM    Seasoning   Gross       Net      Rate       Max   Mos to
                                          Pool       WAC      WAC   (mos)              Margin    Margin      Caps      Rate     Roll
------------------------------------------------------------------------------------------------------------------------------------
Group 1      MORTGAGE    LIBOR_6MO       60.05     6.434    5.914    354       3        4.887     4.367     1.000    12.307      29
Group 2      MORTGAGE    LIBOR_6MO       39.95     6.413    5.893    355       3        4.764     4.244     1.000    12.238      28
------------------------------------------------------------------------------------------------------------------------------------
TOTAL        MORTGAGE    LIBOR_6MO      100.00     6.426    5.906    354       3        4.838     4.318     1.000    12.280      28
------------------------------------------------------------------------------------------------------------------------------------


SECTION 32 LOANS

------------------------------------------------------------------------------------------------------------------------------------
                                                                              %
                                                                           Covered
                                                                              by                                                %
                         Total Balance                 WA Loan       WAC   Mortgage  WA     WA       WA     % SFD   % Owner  Cashout
                                Amount       %[2]      Balance               Ins.   FIC0    LTV      DTI     /PUD     Occ      Refi
------------------------------------------------------------------------------------------------------------------------------------
Section 32 Loans      n/a                  0.00%      n/a           n/a      n/a     n/a   n/a      n/a     n/a      n/a       n/a
------------------------------------------------------------------------------------------------------------------------------------
Total                 n/a                  0.00%      n/a           n/a      n/a     n/a   n/a      n/a     n/a      n/a       n/a
------------------------------------------------------------------------------------------------------------------------------------

TOP 5 MSA                TOP 5 ORIGINATORS                         SERVICERS
---------                -----------------

MSA                          %[2]             Originator  %[2]   Servicer   %[2]
-------------------------------------------   ----------------------------------

91913        5,242,180.20   0.49
92592        4,943,282.65   0.46
92084        3,483,908.87   0.33
92345        3,090,121.82   0.29
90068        3,061,374.22   0.29
Other    1,043,647,978.05   98.14
Total:   1,063,468,845.81   100.00



STRESS ANALYSIS


Rating Agency Base Case Loss Expectations

           -----------------------------------------------------        ------------------------------------------------------------
           Standard & Poors: Analyst Name :                             Moody's: Analyst Name :
           -----------------------------------------------------        ------------------------------------------------------------
           Foreclosure Frequency     Loss Severity    Cum Losses        Foreclosure Frequency     Loss Severity   Cum Losses
----------------------------------------------------------------        ------------------------------------------------------------

AA
A
A-
BBB+
BBB
BBB-
B
------------------------------------------------------------------------------------------------------------------------------------

Assuming forward LIBOR and Loss Severity depending on MI (see table on the side for Loss Severity assumption); 100% advance of P&I; 12 month lag for liquidation losses, Solve for first dollar of principal loss, i.e. breakeven CDR and corresponding cumulative losses.
                                ---------------------------------------------------------
                                                                                         |
                                                                                         |
                                                                                         v
       ----------------------------------------------------------------------------------------------------------------------
             Breakeven CDR              Cumulative Losses               Mortgage Insurance (MI) Coverage      Loss Severity %
       ----------------------------------------------------------------------------------------------------------------------
       25 CPR   40 CPR   60 CPR     25 CPR   40 CPR   60 CPR                                        None                 0.50
-----------------------------------------------------------------------------------------------------------------------------
AA                                                                     >70% Loans w/ >80 LTV down to 80%                 0.45
A                                                                  50 - 70% Loans w/ >80 LTV down to 80%                 0.40
A-                                                                 50 - 70% Loans w/ >80 LTV down to 60%                 0.35
BBB+                                                                           >70% LTV >80% down to 60%                 0.30
BBB
BBB-
-----------------------------------------------------------------------------------------------------------------------------

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-FF6 (the "Securities") to be issued by First Franklin Mortgage Loan Trust, Series 2004-FF6 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC., the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
B

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-FF6 (the "Securities") to be issued by First Franklin Mortgage Loan Trust, Series 2004-FF6 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC., the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. B

First Franklin Mortgage Loan Trust, Series 2004-FF6
All records



All records



                    Number of       Aggregate
Current             Mortgage      Cut-off Date
Coupon                Loans     Principal Balance
-----------------   ---------   -----------------
3.500% - 3.749%             1            $480,000
3.750% - 3.999%             1            $375,000
4.250% - 4.499%            13          $4,275,673
4.500% - 4.749%            24          $7,786,729
4.750% - 4.999%           116         $34,978,385
5.000% - 5.249%           101         $27,805,179
5.250% - 5.499%           273         $77,882,828
5.500% - 5.749%           372        $100,467,687
5.750% - 5.999%           575        $152,220,038
6.000% - 6.249%           314         $68,924,100
6.250% - 6.499%           478        $105,407,800
6.500% - 6.749%           448         $89,104,847
6.750% - 6.999%           565        $101,683,177
7.000% - 7.249%           380         $57,532,989
7.250% - 7.499%           423         $59,339,672
7.500% - 7.749%           431         $58,902,001
7.750% - 7.999%           400         $48,125,065
8.000% - 8.249%           198         $22,470,068
8.250% - 8.499%           189         $21,439,030
8.500% - 8.749%           141         $13,538,257
8.750% - 8.999%            72          $6,966,658
9.000% - 9.249%            22          $2,137,605
9.250% - 9.499%            13          $1,011,781
9.500% - 9.749%             4            $219,514
9.750% - 9.999%             4            $354,816
10.000% - 10.249%           1             $39,946
Total:                  5,559      $1,063,468,846
                      % of Mortgage      Weighted
                      Loan Pool by       Average
                        Aggregate         Gross
Current               Cut-off Date       Interest
Coupon              Principal Balance      Rate
-----------------   -----------------    --------
3.500% - 3.749%                  0.05%       3.63%
3.750% - 3.999%                  0.04%       3.99%
4.250% - 4.499%                  0.40%       4.33%
4.500% - 4.749%                  0.73%       4.56%
4.750% - 4.999%                  3.29%       4.90%
5.000% - 5.249%                  2.61%       5.09%
5.250% - 5.499%                  7.32%       5.32%
5.500% - 5.749%                  9.45%       5.56%
5.750% - 5.999%                 14.31%       5.86%
6.000% - 6.249%                  6.48%       6.08%
6.250% - 6.499%                  9.91%       6.31%
6.500% - 6.749%                  8.38%       6.56%
6.750% - 6.999%                  9.56%       6.85%
7.000% - 7.249%                  5.41%       7.07%
7.250% - 7.499%                  5.58%       7.31%
7.500% - 7.749%                  5.54%       7.56%
7.750% - 7.999%                  4.53%       7.84%
8.000% - 8.249%                  2.11%       8.06%
8.250% - 8.499%                  2.02%       8.31%
8.500% - 8.749%                  1.27%       8.56%
8.750% - 8.999%                  0.66%       8.83%
9.000% - 9.249%                  0.20%       9.06%
9.250% - 9.499%                  0.10%       9.32%
9.500% - 9.749%                  0.02%       9.50%
9.750% - 9.999%                  0.03%       9.84%
10.000% - 10.249%                0.00%      10.00%
Total:                         100.00%       6.43%


Fixed Rate



                    Number of       Aggregate
Current             Mortgage      Cut-off Date
Coupon                Loans     Principal Balance
-----------------   ---------   -----------------
4.750% - 4.999%             7          $3,038,731
5.000% - 5.249%             1            $282,334
5.250% - 5.499%             8          $3,373,747
5.500% - 5.749%            11          $3,500,017
5.750% - 5.999%            56         $16,259,542
6.000% - 6.249%            35          $6,479,489
6.250% - 6.499%            75         $14,563,883
6.500% - 6.749%            89         $18,005,094
6.750% - 6.999%           153         $24,815,884
7.000% - 7.249%           150         $21,057,413
7.250% - 7.499%           155         $19,398,696
7.500% - 7.749%           181         $23,449,971
7.750% - 7.999%           170         $17,758,948
8.000% - 8.249%            81          $7,431,847
8.250% - 8.499%            81          $8,254,394
8.500% - 8.749%            71          $5,867,579
8.750% - 8.999%            40          $3,542,695
9.000% - 9.249%            11            $892,255
9.250% - 9.499%            11            $886,106
9.500% - 9.749%             2            $129,591
9.750% - 9.999%             4            $354,816
10.000% - 10.249%           1             $39,946
Total:                  1,393        $199,382,978
                     % of Mortgage      Weighted
                     Loan Pool by       Average
                       Aggregate         Gross
Current              Cut-off Date       Interest
Coupon             Principal Balance      Rate
-----------------  -----------------    --------
4.750% - 4.999%                 1.52%       4.98%
5.000% - 5.249%                 0.14%       5.13%
5.250% - 5.499%                 1.69%       5.29%
5.500% - 5.749%                 1.76%       5.58%
5.750% - 5.999%                 8.15%       5.89%
6.000% - 6.249%                 3.25%       6.08%
6.250% - 6.499%                 7.30%       6.31%
6.500% - 6.749%                 9.03%       6.55%
6.750% - 6.999%                12.45%       6.86%
7.000% - 7.249%                10.56%       7.07%
7.250% - 7.499%                 9.73%       7.31%
7.500% - 7.749%                11.76%       7.56%
7.750% - 7.999%                 8.91%       7.84%
8.000% - 8.249%                 3.73%       8.07%
8.250% - 8.499%                 4.14%       8.30%
8.500% - 8.749%                 2.94%       8.56%
8.750% - 8.999%                 1.78%       8.83%
9.000% - 9.249%                 0.45%       9.05%
9.250% - 9.499%                 0.44%       9.32%
9.500% - 9.749%                 0.06%       9.50%
9.750% - 9.999%                 0.18%       9.84%
10.000% - 10.249%               0.02%      10.00%
Total:                        100.00%       7.06%



Adjustable Rate



                    Number of       Aggregate
Current             Mortgage      Cut-off Date
Coupon                Loans     Principal Balance
-----------------   ---------   -----------------
3.500% - 3.749%             1            $480,000
3.750% - 3.999%             1            $375,000
4.250% - 4.499%            13          $4,275,673
4.500% - 4.749%            24          $7,786,729
4.750% - 4.999%           109         $31,939,654
5.000% - 5.249%           100         $27,522,845
5.250% - 5.499%           265         $74,509,081
5.500% - 5.749%           361         $96,967,670
5.750% - 5.999%           519        $135,960,496
6.000% - 6.249%           279         $62,444,611
6.250% - 6.499%           403         $90,843,918
6.500% - 6.749%           359         $71,099,752
6.750% - 6.999%           412         $76,867,293
7.000% - 7.249%           230         $36,475,577
7.250% - 7.499%           268         $39,940,976
7.500% - 7.749%           250         $35,452,031
7.750% - 7.999%           230         $30,366,117
8.000% - 8.249%           117         $15,038,221
8.250% - 8.499%           108         $13,184,636
8.500% - 8.749%            70          $7,670,678
8.750% - 8.999%            32          $3,423,962
9.000% - 9.249%            11          $1,245,350
9.250% - 9.499%             2            $125,675
9.500% - 9.749%             2             $89,923
Total:                  4,166        $864,085,868
                      % of Mortgage      Weighted
                      Loan Pool by       Average
                        Aggregate         Gross
Current               Cut-off Date       Interest
Coupon              Principal Balance      Rate
-----------------   -----------------    --------
3.500% - 3.749%                  0.06%       3.63%
3.750% - 3.999%                  0.04%       3.99%
4.250% - 4.499%                  0.49%       4.33%
4.500% - 4.749%                  0.90%       4.56%
4.750% - 4.999%                  3.70%       4.89%
5.000% - 5.249%                  3.19%       5.09%
5.250% - 5.499%                  8.62%       5.32%
5.500% - 5.749%                 11.22%       5.56%
5.750% - 5.999%                 15.73%       5.85%
6.000% - 6.249%                  7.23%       6.08%
6.250% - 6.499%                 10.51%       6.31%
6.500% - 6.749%                  8.23%       6.56%
6.750% - 6.999%                  8.90%       6.85%
7.000% - 7.249%                  4.22%       7.07%
7.250% - 7.499%                  4.62%       7.31%
7.500% - 7.749%                  4.10%       7.55%
7.750% - 7.999%                  3.51%       7.84%
8.000% - 8.249%                  1.74%       8.06%
8.250% - 8.499%                  1.53%       8.31%
8.500% - 8.749%                  0.89%       8.56%
8.750% - 8.999%                  0.40%       8.83%
9.000% - 9.249%                  0.14%       9.07%
9.250% - 9.499%                  0.01%       9.33%
9.500% - 9.749%                  0.01%       9.50%
Total:                         100.00%       6.28%

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-FF6 (the "Securities") to be issued by First Franklin Mortgage Loan Trust, Series 2004-FF6 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC., the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

B

First Franklin Mortgage Loan Trust, Series 2004-FF6
IO Loans

1. Summary Statistics

As-of / Cut-off Date: 2004-07-01
Number of Mortgage Loans: 2,505
Aggregate Principal Balance ($): 601,978,953
Weighted Average Current Mortgage Rate (%): 5.974
Non-Zero Weighted Average Margin (%): 4.532
Non-Zero Weighted Average Maximum Rate (%): 11.969
Non-Zero Weighted Average Months to Roll: 30
Weighted Average Stated Original Term (months): 360
Weighted Average Stated Remaining Term (months): 357
Weighted Average Original LTV (%): 82.32
% First Liens: 100.00
% Owner Occupied: 96.52
% Purchase: 72.07
% Full Documentation: 97.30
Non-Zero Weighted Average FICO Score: 659



2. Product Types

                                                                                          % of Mortgage
                                                                                          Loan Pool by
                                                    Number of         Aggregate             Aggregate
Product                                             Mortgage        Cut-off Date          Cut-off Date
Types                                                 Loans       Principal Balance     Principal Balance
-----------------------------------------------     ---------     -----------------     -----------------
ARM - 2 Year/6 Month LIBOR/5 Year Interest Only         1,698          $410,138,773                 68.13
ARM - 3 Year/6 Month LIBOR/5 Year Interest Only            93            22,071,862                  3.67
ARM - 5 Year/6 Month LIBOR/5 Year Interest Only           611           147,578,197                 24.52
ARM - 6 Month LIBOR/5 Year Interest Only                   85            18,438,689                  3.06
Fixed 30 Year/5 Year Interest Only                         18             3,751,432                  0.62
-----------------------------------------------     ---------     -----------------     -----------------
Total:                                                  2,505          $601,978,953                100.00
                                                    Weighted     Weighted
                                                    Average       Average
                                                     Gross       Remaining         Weighted
Product                                             Interest       Term            Average
Types                                                 Rate       (months)      Original LTV (%)
-----------------------------------------------     --------     ---------     ----------------
ARM - 2 Year/6 Month LIBOR/5 Year Interest Only        6.013           357                82.96
ARM - 3 Year/6 Month LIBOR/5 Year Interest Only        6.080           357                83.09
ARM - 5 Year/6 Month LIBOR/5 Year Interest Only        5.923           357                80.42
ARM - 6 Month LIBOR/5 Year Interest Only               5.206           357                81.89
Fixed 30 Year/5 Year Interest Only                     6.912           358                85.55
-----------------------------------------------     --------     ---------     ----------------
Total:                                                 5.974           357                82.32



3. Range of Gross Interest Rates (%)

                                                                                          % of Mortgage
Range of                                                                                  Loan Pool by
Gross                                               Number of         Aggregate             Aggregate
Interest                                            Mortgage        Cut-off Date          Cut-off Date
Rates (%)                                             Loans       Principal Balance     Principal Balance
-----------------------------------------------     ---------     -----------------     -----------------
3.000% - 3.999%                                             2              $855,000                  0.14
4.000% - 4.999%                                           143            42,618,924                  7.08
5.000% - 5.999%                                         1,115           299,742,960                 49.79
6.000% - 6.999%                                           925           205,373,048                 34.12
7.000% - 7.999%                                           266            46,266,262                  7.69
8.000% - 8.999%                                            51             6,862,597                  1.14
9.000% - 9.999%                                             3               260,163                  0.04
-----------------------------------------------     ---------     -----------------     -----------------
Total:                                                  2,505          $601,978,953                100.00
                                                    Weighted     Weighted
Range of                                            Average       Average
Gross                                                Gross       Remaining         Weighted
Interest                                            Interest       Term            Average
Rates (%)                                             Rate       (months)      Original LTV (%)
-----------------------------------------------     --------     ---------     ----------------
3.000% - 3.999%                                        3.785           358                77.81
4.000% - 4.999%                                        4.780           357                79.77
5.000% - 5.999%                                        5.568           357                80.57
6.000% - 6.999%                                        6.434           357                84.18
7.000% - 7.999%                                        7.344           357                87.04
8.000% - 8.999%                                        8.304           357                87.50
9.000% - 9.999%                                        9.111           358                87.08
-----------------------------------------------     --------     ---------     ----------------
Total:                                                 5.974           357                82.32

Minimum: 3.625%
Maximum: 9.250%
Weighted Average: 5.974%



4. Range of Cut-off Date Principal Balances ($)

                                                                                          % of Mortgage
Range of                                                                                  Loan Pool by
Cut-off                                             Number of         Aggregate             Aggregate
Date Principal                                      Mortgage        Cut-off Date          Cut-off Date
Balances ($)                                          Loans       Principal Balance     Principal Balance
-----------------------------------------------     ---------     -----------------     -----------------
$25,001 - $50,000                                          15              $627,057                  0.10
$50,001 - $75,000                                          66             4,217,305                  0.70
$75,001 - $100,000                                        181            16,146,699                  2.68
$100,001 - $125,000                                       237            26,894,211                  4.47
$125,001 - $150,000                                       282            38,857,172                  6.45
$150,001 - $175,000                                       227            36,811,086                  6.12
$175,001 - $200,000                                       198            37,144,207                  6.17
$200,001 - $225,000                                       194            41,261,076                  6.85
$225,001 - $250,000                                       170            40,214,409                  6.68
$250,001 - $275,000                                       144            37,740,983                  6.27
$275,001 - $300,000                                       133            38,219,645                  6.35
$300,001 - $325,000                                       129            40,405,588                  6.71
$325,001 - $350,000                                        84            28,400,048                  4.72
$350,001 - $375,000                                        75            27,110,734                  4.50
$375,001 - $400,000                                        71            27,609,895                  4.59
$400,001 - $425,000                                        39            16,124,637                  2.68
$425,001 - $450,000                                        35            15,289,008                  2.54
$450,001 - $475,000                                        39            18,021,085                  2.99
$475,001 - $500,000                                        24            11,795,069                  1.96
$500,001 - $750,000                                       151            89,851,894                 14.93
$750,001 - $1,000,000                                      11             9,237,145                  1.53
-----------------------------------------------     ---------     -----------------     -----------------
Total:                                                  2,505          $601,978,953                100.00
                                                    Weighted     Weighted
Range of                                            Average       Average
Cut-off                                              Gross       Remaining         Weighted
Date Principal                                      Interest       Term            Average
Balances ($)                                          Rate       (months)      Original LTV (%)
-----------------------------------------------     --------     ---------     ----------------
$25,001 - $50,000                                      7.303           357                77.50
$50,001 - $75,000                                      6.805           357                79.19
$75,001 - $100,000                                     6.442           357                82.07
$100,001 - $125,000                                    6.269           357                82.77
$125,001 - $150,000                                    6.267           357                82.94
$150,001 - $175,000                                    6.120           357                82.75
$175,001 - $200,000                                    6.069           357                81.68
$200,001 - $225,000                                    6.150           357                83.84
$225,001 - $250,000                                    6.081           357                82.61
$250,001 - $275,000                                    6.108           357                83.45
$275,001 - $300,000                                    5.833           357                82.04
$300,001 - $325,000                                    5.864           357                83.20
$325,001 - $350,000                                    5.813           357                82.65
$350,001 - $375,000                                    5.856           357                82.62
$375,001 - $400,000                                    5.949           357                84.32
$400,001 - $425,000                                    5.716           357                84.07
$425,001 - $450,000                                    5.736           357                82.11
$450,001 - $475,000                                    5.690           357                83.13
$475,001 - $500,000                                    5.787           357                84.03
$500,001 - $750,000                                    5.736           357                80.21
$750,001 - $1,000,000                                  5.782           357                72.36
-----------------------------------------------     --------     ---------     ----------------
Total:                                                 5.974           357                82.32

Minimum: $25,694
Maximum: $1,000,000
Average: $240,311



5. Original Terms (month)

                                                                                          % of Mortgage
                                                                                          Loan Pool by
Original                                            Number of         Aggregate             Aggregate
Terms                                               Mortgage        Cut-off Date          Cut-off Date
(month)                                               Loans       Principal Balance     Principal Balance
-----------------------------------------------     ---------     -----------------     -----------------
360                                                     2,505          $601,978,953                100.00
-----------------------------------------------     ---------     -----------------     -----------------
Total:                                                  2,505          $601,978,953                100.00
                                                    Weighted     Weighted
                                                    Average       Average
Original                                             Gross       Remaining         Weighted
Terms                                               Interest       Term            Average
(month)                                               Rate       (months)      Original LTV (%)
-----------------------------------------------     --------     ---------     ----------------
360                                                    5.974           357                82.32
-----------------------------------------------     --------     ---------     ----------------
Total:                                                 5.974           357                82.32

Minimum: 360
Maximum: 360
Weighted Average: 360



6. Range of Remaining Terms (month)

                                                                                          % of Mortgage
Range of                                                                                  Loan Pool by
Remaining                                           Number of         Aggregate             Aggregate
Terms                                               Mortgage        Cut-off Date          Cut-off Date
(month)                                               Loans       Principal Balance     Principal Balance
-----------------------------------------------     ---------     -----------------     -----------------
301 - 360                                               2,505          $601,978,953                100.00
-----------------------------------------------     ---------     -----------------     -----------------
Total:                                                  2,505          $601,978,953                100.00
                                                    Weighted     Weighted
Range of                                            Average       Average
Remaining                                            Gross       Remaining         Weighted
Terms                                               Interest       Term            Average
(month)                                               Rate       (months)      Original LTV (%)
-----------------------------------------------     --------     ---------     ----------------
301 - 360                                              5.974           357                82.32
-----------------------------------------------     --------     ---------     ----------------
Total:                                                 5.974           357                82.32

Minimum: 351
Maximum: 358
Weighted Average: 357



7. Range of Original LTV Ratios (%)

                                                                                          % of Mortgage
                                                                                          Loan Pool by
Range of                                            Number of         Aggregate             Aggregate
Original                                            Mortgage        Cut-off Date          Cut-off Date
LTV Ratios (%)                                        Loans       Principal Balance     Principal Balance
-----------------------------------------------     ---------     -----------------     -----------------
25.01% - 30.00%                                             1              $170,000                  0.03
30.01% - 35.00%                                             1               150,000                  0.02
35.01% - 40.00%                                             3               179,950                  0.03
40.01% - 45.00%                                             4               813,200                  0.14
45.01% - 50.00%                                             8             1,728,962                  0.29
50.01% - 55.00%                                             7             1,684,243                  0.28
55.01% - 60.00%                                            11             3,638,829                  0.60
60.01% - 65.00%                                            23             5,683,768                  0.94
65.01% - 70.00%                                            45            10,947,238                  1.82
70.01% - 75.00%                                            56            16,609,579                  2.76
75.01% - 80.00%                                         1,525           377,347,151                 62.68
80.01% - 85.00%                                           150            29,268,030                  4.86
85.01% - 90.00%                                           377            82,495,242                 13.70
90.01% - 95.00%                                           271            65,209,781                 10.83
95.01% - 100.00%                                           23             6,052,982                  1.01
-----------------------------------------------     ---------     -----------------     -----------------
Total:                                                  2,505          $601,978,953                100.00
                                                    Weighted     Weighted
                                                    Average       Average
Range of                                             Gross       Remaining         Weighted
Original                                            Interest       Term            Average
LTV Ratios (%)                                        Rate       (months)      Original LTV (%)
-----------------------------------------------     --------     ---------     ----------------
25.01% - 30.00%                                        6.250           357                29.57
30.01% - 35.00%                                        6.250           358                34.09
35.01% - 40.00%                                        6.930           357                38.17
40.01% - 45.00%                                        5.964           356                42.69
45.01% - 50.00%                                        6.270           356                48.55
50.01% - 55.00%                                        6.330           357                52.94
55.01% - 60.00%                                        5.934           357                58.08
60.01% - 65.00%                                        6.084           357                63.31
65.01% - 70.00%                                        6.152           357                68.05
70.01% - 75.00%                                        6.127           357                73.55
75.01% - 80.00%                                        5.674           357                79.93
80.01% - 85.00%                                        6.754           357                84.23
85.01% - 90.00%                                        6.667           357                89.62
90.01% - 95.00%                                        6.308           357                94.67
95.01% - 100.00%                                       6.833           357                99.46
-----------------------------------------------     --------     ---------     ----------------
Total:                                                 5.974           357                82.32

Minimum: 29.57%
Maximum: 100.00%
Weighted Average: 82.32%



8. Range of Gross Margins (%)

                                                                                          % of Mortgage
Range                                                                                     Loan Pool by
of                                                  Number of         Aggregate             Aggregate
Gross                                               Mortgage        Cut-off Date          Cut-off Date
Margins (%)                                           Loans       Principal Balance     Principal Balance
-----------------------------------------------     ---------     -----------------     -----------------
Fixed Rate Loans                                           18            $3,751,432                  0.62
2.875% - 3.500%                                           173            57,637,853                  9.57
3.501% - 4.000%                                           535           143,672,153                 23.87
4.001% - 4.500%                                           572           139,730,390                 23.21
4.501% - 5.000%                                           458           102,154,448                 16.97
5.001% - 5.500%                                           359            78,980,919                 13.12
5.501% - 6.000%                                           240            50,233,248                  8.34
6.001% - 6.500%                                           103            18,529,596                  3.08
6.501% - 7.000%                                            36             5,465,313                  0.91
7.001% - 7.500%                                             9             1,639,439                  0.27
7.501% - 8.000%                                             2               184,163                  0.03
-----------------------------------------------     ---------     -----------------     -----------------
Total:                                                  2,505          $601,978,953                100.00
                                                    Weighted     Weighted
Range                                               Average       Average
of                                                   Gross       Remaining         Weighted
Gross                                               Interest       Term            Average
Margins (%)                                           Rate       (months)      Original LTV (%)
-----------------------------------------------     --------     ---------     ----------------
Fixed Rate Loans                                       6.912           358                85.55
2.875% - 3.500%                                        5.155           357                77.23
3.501% - 4.000%                                        5.422           357                79.24
4.001% - 4.500%                                        5.815           357                79.33
4.501% - 5.000%                                        6.147           357                83.52
5.001% - 5.500%                                        6.477           357                88.69
5.501% - 6.000%                                        6.875           357                89.18
6.001% - 6.500%                                        7.407           357                89.12
6.501% - 7.000%                                        8.103           357                88.33
7.001% - 7.500%                                        8.321           357                89.28
7.501% - 8.000%                                        9.157           358                90.00
-----------------------------------------------     --------     ---------     ----------------
Total:                                                 5.974           357                82.32

Non-Zero Minimum: 2.875%
Maximum: 7.750%
Non-Zero Weighted Average: 4.532%



9. Range of Minimum Mortgage Rates (%)

Range                                                                                     % of Mortgage
of                                                                                        Loan Pool by
Minimum                                             Number of         Aggregate             Aggregate
Mortgage                                            Mortgage        Cut-off Date          Cut-off Date
Rates (%)                                             Loans       Principal Balance     Principal Balance
-----------------------------------------------     ---------     -----------------     -----------------
Fixed Rate Loans                                           18            $3,751,432                  0.62
3.501% - 4.000%                                             2               855,000                  0.14
4.001% - 4.500%                                            24             7,818,771                  1.30
4.501% - 5.000%                                           149            43,000,858                  7.14
5.001% - 5.500%                                           483           134,684,156                 22.37
5.501% - 6.000%                                           682           173,004,953                 28.74
6.001% - 6.500%                                           517           119,589,767                 19.87
6.501% - 7.000%                                           354            73,343,023                 12.18
7.001% - 7.500%                                           168            30,058,518                  4.99
7.501% - 8.000%                                            63             9,792,165                  1.63
8.001% - 8.500%                                            32             4,481,805                  0.74
8.501% - 9.000%                                            11             1,414,345                  0.23
9.001% - 9.500%                                             2               184,163                  0.03
-----------------------------------------------     ---------     -----------------     -----------------
Total:                                                  2,505          $601,978,953                100.00
Range                                               Weighted     Weighted
of                                                  Average       Average
Minimum                                              Gross       Remaining         Weighted
Mortgage                                            Interest       Term            Average
Rates (%)                                             Rate       (months)      Original LTV (%)
-----------------------------------------------     --------     ---------     ----------------
Fixed Rate Loans                                       6.912           358                85.55
3.501% - 4.000%                                        3.785           358                77.81
4.001% - 4.500%                                        4.406           357                79.99
4.501% - 5.000%                                        4.890           357                79.83
5.001% - 5.500%                                        5.353           357                80.38
5.501% - 6.000%                                        5.803           357                81.14
6.001% - 6.500%                                        6.298           357                83.43
6.501% - 7.000%                                        6.795           357                85.46
7.001% - 7.500%                                        7.286           357                87.15
7.501% - 8.000%                                        7.781           357                86.80
8.001% - 8.500%                                        8.310           357                88.30
8.501% - 9.000%                                        8.527           357                84.65
9.001% - 9.500%                                        9.157           358                90.00
-----------------------------------------------     --------     ---------     ----------------
Total:                                                 5.974           357                82.32

Non-Zero Minimum: 3.625%
Maximum: 9.250%
Non-Zero Weighted Average: 5.969%



10. Range of Maximum Mortgage Rates (%)

Range                                                                                     % of Mortgage
of                                                                                        Loan Pool by
Maximum                                             Number of         Aggregate             Aggregate
Mortgage                                            Mortgage        Cut-off Date          Cut-off Date
Rates (%)                                             Loans       Principal Balance     Principal Balance
-----------------------------------------------     ---------     -----------------     -----------------
Fixed Rate Loans                                           18            $3,751,432                  0.62
9.501% - 10.000%                                            2               855,000                  0.14
10.001% - 10.500%                                          24             7,818,771                  1.30
10.501% - 11.000%                                         149            43,000,858                  7.14
11.001% - 11.500%                                         483           134,684,156                 22.37
11.501% - 12.000%                                         682           173,004,953                 28.74
12.001% - 12.500%                                         517           119,589,767                 19.87
12.501% - 13.000%                                         354            73,343,023                 12.18
13.001% - 13.500%                                         168            30,058,518                  4.99
13.501% - 14.000%                                          63             9,792,165                  1.63
14.001% - 14.500%                                          32             4,481,805                  0.74
14.501% - 15.000%                                          11             1,414,345                  0.23
15.001% - 15.500%                                           2               184,163                  0.03
-----------------------------------------------     ---------     -----------------     -----------------
Total:                                                  2,505          $601,978,953                100.00
Range                                               Weighted     Weighted
of                                                  Average       Average
Maximum                                              Gross       Remaining         Weighted
Mortgage                                            Interest       Term            Average
Rates (%)                                             Rate       (months)      Original LTV (%)
-----------------------------------------------     --------     ---------     ----------------
Fixed Rate Loans                                       6.912           358                85.55
9.501% - 10.000%                                       3.785           358                77.81
10.001% - 10.500%                                      4.406           357                79.99
10.501% - 11.000%                                      4.890           357                79.83
11.001% - 11.500%                                      5.353           357                80.38
11.501% - 12.000%                                      5.803           357                81.14
12.001% - 12.500%                                      6.298           357                83.43
12.501% - 13.000%                                      6.795           357                85.46
13.001% - 13.500%                                      7.286           357                87.15
13.501% - 14.000%                                      7.781           357                86.80
14.001% - 14.500%                                      8.310           357                88.30
14.501% - 15.000%                                      8.527           357                84.65
15.001% - 15.500%                                      9.157           358                90.00
-----------------------------------------------     --------     ---------     ----------------
Total:                                                 5.974           357                82.32

Non-Zero Minimum: 9.625%
Maximum: 15.250%
Non-Zero Weighted Average: 11.969%



11. Initial Cap (%)

                                                                                          % of Mortgage
                                                                                          Loan Pool by
                                                    Number of         Aggregate             Aggregate
                                                    Mortgage        Cut-off Date          Cut-off Date
Initial Cap (%)                                       Loans       Principal Balance     Principal Balance
-----------------------------------------------     ---------     -----------------     -----------------
Fixed Rate Loans                                           18            $3,751,432                  0.62
1.000%                                                     85            18,438,689                  3.06
3.000%                                                  2,402           579,788,833                 96.31
-----------------------------------------------     ---------     -----------------     -----------------
Total:                                                  2,505          $601,978,953                100.00
                                                    Weighted     Weighted
                                                    Average       Average
                                                     Gross       Remaining         Weighted
                                                    Interest       Term            Average
Initial Cap (%)                                       Rate       (months)      Original LTV (%)
-----------------------------------------------     --------     ---------     ----------------
Fixed Rate Loans                                       6.912           358                85.55
1.000%                                                 5.206           357                81.89
3.000%                                                 5.993           357                82.32
-----------------------------------------------     --------     ---------     ----------------
Total:                                                 5.974           357                82.32

Non-Zero Minimum: 1.000%
Maximum: 3.000%
Non-Zero Weighted Average: 2.938%



12. Periodic Cap (%)

                                                                                          % of Mortgage
                                                                                          Loan Pool by
                                                    Number of         Aggregate             Aggregate
Periodic                                            Mortgage        Cut-off Date          Cut-off Date
Cap (%)                                               Loans       Principal Balance     Principal Balance
-----------------------------------------------     ---------     -----------------     -----------------
Fixed Rate Loans                                           18            $3,751,432                  0.62
1.000%                                                  2,487           598,227,521                 99.38
-----------------------------------------------     ---------     -----------------     -----------------
Total:                                                  2,505          $601,978,953                100.00
                                                    Weighted     Weighted
                                                    Average       Average
                                                     Gross       Remaining         Weighted
Periodic                                            Interest       Term            Average
Cap (%)                                               Rate       (months)      Original LTV (%)
-----------------------------------------------     --------     ---------     ----------------
Fixed Rate Loans                                       6.912           358                85.55
1.000%                                                 5.969           357                82.30
-----------------------------------------------     --------     ---------     ----------------
Total:                                                 5.974           357                82.32

Non-Zero Minimum: 1.000%
Maximum: 1.000%
Non-Zero Weighted Average: 1.000%



13. Next Rate Adjustment Date

                                                                                          % of Mortgage
Next                                                                                      Loan Pool by
Rate                                                Number of         Aggregate             Aggregate
Adjustment                                          Mortgage        Cut-off Date          Cut-off Date
Date                                                  Loans       Principal Balance     Principal Balance
-----------------------------------------------     ---------     -----------------     -----------------
Fixed Rate Loans                                           18            $3,751,432                  0.62
Sep-04                                                      8             1,226,213                  0.20
Oct-04                                                     45             7,996,307                  1.33
Nov-04                                                     32             9,216,169                  1.53
Oct-05                                                      1                96,750                  0.02
Dec-05                                                      4             1,241,639                  0.21
Jan-06                                                      1                75,599                  0.01
Feb-06                                                     30             6,645,711                  1.10
Mar-06                                                    419            95,537,498                 15.87
Apr-06                                                    614           147,989,280                 24.58
May-06                                                    629           158,552,296                 26.34
Feb-07                                                      1               267,000                  0.04
Mar-07                                                      8             2,401,232                  0.40
Apr-07                                                     28             5,608,025                  0.93
May-07                                                     56            13,795,606                  2.29
Feb-09                                                     10             2,207,195                  0.37
Mar-09                                                    159            38,263,874                  6.36
Apr-09                                                    226            53,639,482                  8.91
May-09                                                    216            53,467,647                  8.88
-----------------------------------------------     ---------     -----------------     -----------------
Total:                                                  2,505          $601,978,953                100.00
                                                    Weighted     Weighted
Next                                                Average       Average
Rate                                                 Gross       Remaining         Weighted
Adjustment                                          Interest       Term            Average
Date                                                  Rate       (months)      Original LTV (%)
-----------------------------------------------     --------     ---------     ----------------
Fixed Rate Loans                                       6.912           358                85.55
Sep-04                                                 5.169           356                81.96
Oct-04                                                 5.452           357                82.54
Nov-04                                                 4.998           358                81.31
Oct-05                                                 8.250           351                90.00
Dec-05                                                 6.316           353                84.54
Jan-06                                                 8.125           354                88.94
Feb-06                                                 6.256           355                81.78
Mar-06                                                 6.074           356                83.12
Apr-06                                                 5.985           357                82.36
May-06                                                 5.987           358                83.45
Feb-07                                                 5.875           355                74.17
Mar-07                                                 6.241           356                75.60
Apr-07                                                 6.192           357                82.74
May-07                                                 6.010           358                84.70
Feb-09                                                 6.349           355                77.03
Mar-09                                                 5.902           356                79.58
Apr-09                                                 5.962           357                80.55
May-09                                                 5.882           358                81.02
-----------------------------------------------     --------     ---------     ----------------
Total:                                                 5.974           357                82.32

Non-Zero Weighted Average: 2006-12-27



14. Geographical Distribution

                                                                                          % of Mortgage
                                                                                          Loan Pool by
                                                    Number of         Aggregate             Aggregate
Geographical                                        Mortgage        Cut-off Date          Cut-off Date
Distribution                                          Loans       Principal Balance     Principal Balance
-----------------------------------------------     ---------     -----------------     -----------------
California                                              1,144          $355,791,826                 59.10
Florida                                                   216            40,890,453                  6.79
Colorado                                                   96            20,091,287                  3.34
Georgia                                                   112            19,616,048                  3.26
Texas                                                      85            15,609,998                  2.59
Nevada                                                     73            15,383,914                  2.56
Washington                                                 67            12,573,072                  2.09
Oregon                                                     80            11,973,463                  1.99
Michigan                                                   73            11,874,936                  1.97
Minnesota                                                  54            11,102,072                  1.84
Arizona                                                    62             9,239,255                  1.53
Other                                                     443            77,832,629                 12.93
-----------------------------------------------     ---------     -----------------     -----------------
Total:                                                  2,505          $601,978,953                100.00
                                                    Weighted     Weighted
                                                    Average       Average
                                                     Gross       Remaining         Weighted
Geographical                                        Interest       Term            Average
Distribution                                          Rate       (months)      Original LTV (%)
-----------------------------------------------     --------     ---------     ----------------
California                                             5.779           357                81.40
Florida                                                6.304           357                83.59
Colorado                                               6.100           357                84.31
Georgia                                                6.326           357                85.26
Texas                                                  5.897           357                80.66
Nevada                                                 6.337           357                83.32
Washington                                             6.146           357                83.32
Oregon                                                 6.035           357                81.03
Michigan                                               6.452           357                85.39
Minnesota                                              6.270           357                84.99
Arizona                                                6.402           357                85.84
Other                                                  6.314           357                83.53
-----------------------------------------------     --------     ---------     ----------------
Total:                                                 5.974           357                82.32

Number of States Represented: 41



15. Occupancy

                                                                                          % of Mortgage
                                                                                          Loan Pool by
                                                    Number of         Aggregate             Aggregate
                                                    Mortgage        Cut-off Date          Cut-off Date
Occupancy                                             Loans       Principal Balance     Principal Balance
-----------------------------------------------     ---------     -----------------     -----------------
Primary                                                 2,384          $581,048,254                 96.52
Non-Owner Occupied                                        121            20,930,699                  3.48
-----------------------------------------------     ---------     -----------------     -----------------
Total:                                                  2,505          $601,978,953                100.00
                                                    Weighted     Weighted
                                                    Average       Average
                                                     Gross       Remaining         Weighted
                                                    Interest       Term            Average
Occupancy                                             Rate       (months)      Original LTV (%)
-----------------------------------------------     --------     ---------     ----------------
Primary                                                5.953           357                82.18
Non-Owner Occupied                                     6.579           357                86.32
-----------------------------------------------     --------     ---------     ----------------
Total:                                                 5.974           357                82.32



16. Property Types

                                                                                          % of Mortgage
                                                                                          Loan Pool by
                                                    Number of         Aggregate             Aggregate
Property                                            Mortgage        Cut-off Date          Cut-off Date
Types                                                 Loans       Principal Balance     Principal Balance
-----------------------------------------------     ---------     -----------------     -----------------
Single Family Residence                                 1,640          $385,334,970                 64.01
Planned Unit Development                                  548           142,877,258                 23.73
Condo                                                     268            61,165,054                 10.16
2-4 Family                                                 49            12,601,672                  2.09
-----------------------------------------------     ---------     -----------------     -----------------
Total:                                                  2,505          $601,978,953                100.00
                                                    Weighted     Weighted
                                                    Average       Average
                                                     Gross       Remaining         Weighted
Property                                            Interest       Term            Average
Types                                                 Rate       (months)      Original LTV (%)
-----------------------------------------------     --------     ---------     ----------------
Single Family Residence                                5.989           357                82.32
Planned Unit Development                               5.950           357                82.56
Condo                                                  5.869           357                81.92
2-4 Family                                             6.301           357                81.78
-----------------------------------------------     --------     ---------     ----------------
Total:                                                 5.974           357                82.32



17. Loan Purpose

                                                                                          % of Mortgage
                                                                                          Loan Pool by
                                                    Number of         Aggregate             Aggregate
Loan                                                Mortgage        Cut-off Date          Cut-off Date
Purpose                                               Loans       Principal Balance     Principal Balance
-----------------------------------------------     ---------     -----------------     -----------------
Purchase                                                1,746          $433,842,906                 72.07
Refinance - Cashout                                       632           142,589,692                 23.69
Refinance - Rate Term                                     127            25,546,355                  4.24
-----------------------------------------------     ---------     -----------------     -----------------
Total:                                                  2,505          $601,978,953                100.00
                                                    Weighted     Weighted
                                                    Average       Average
                                                     Gross       Remaining         Weighted
Loan                                                Interest       Term            Average
Purpose                                               Rate       (months)      Original LTV (%)
-----------------------------------------------     --------     ---------     ----------------
Purchase                                               5.814           357                82.18
Refinance - Cashout                                    6.390           357                82.72
Refinance - Rate Term                                  6.375           357                82.53
-----------------------------------------------     --------     ---------     ----------------
Total:                                                 5.974           357                82.32



18. Documentation Level

                                                                                          % of Mortgage
                                                                                          Loan Pool by
                                                    Number of         Aggregate             Aggregate
Documentation                                       Mortgage        Cut-off Date          Cut-off Date
Level                                                 Loans       Principal Balance     Principal Balance
-----------------------------------------------     ---------     -----------------     -----------------
Full Documentation                                      2,446          $585,695,698                 97.30
Limited Income Verification                                40            10,886,972                  1.81
No Income Verification                                     19             5,396,283                  0.90
-----------------------------------------------     ---------     -----------------     -----------------
Total:                                                  2,505          $601,978,953                100.00
                                                    Weighted     Weighted
                                                    Average       Average
                                                     Gross       Remaining         Weighted
Documentation                                       Interest       Term            Average
Level                                                 Rate       (months)      Original LTV (%)
-----------------------------------------------     --------     ---------     ----------------
Full Documentation                                     5.972           357                82.31
Limited Income Verification                            6.088           358                79.40
No Income Verification                                 6.048           358                89.27
-----------------------------------------------     --------     ---------     ----------------
Total:                                                 5.974           357                82.32



19. Original Prepayment Penalty Term (months)

                                                                                          % of Mortgage
Original                                                                                  Loan Pool by
Prepayment                                          Number of         Aggregate             Aggregate
Penalty                                             Mortgage        Cut-off Date          Cut-off Date
Term (months)                                         Loans       Principal Balance     Principal Balance
-----------------------------------------------     ---------     -----------------     -----------------
0                                                         292           $64,907,739                 10.78
12                                                        104            32,733,749                  5.44
24                                                      1,476           357,851,681                 59.45
36                                                        633           146,485,785                 24.33
-----------------------------------------------     ---------     -----------------     -----------------
Total:                                                  2,505          $601,978,953                100.00
                                                    Weighted     Weighted
Original                                            Average       Average
Prepayment                                           Gross       Remaining         Weighted
Penalty                                             Interest       Term            Average
Term (months)                                         Rate       (months)      Original LTV (%)
-----------------------------------------------     --------     ---------     ----------------
0                                                      6.267           357                83.06
12                                                     6.260           357                83.73
24                                                     5.941           357                82.32
36                                                     5.862           357                81.68
-----------------------------------------------     --------     ---------     ----------------
Total:                                                 5.974           357                82.32

Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 27



20. Lien Position

                                                                                          % of Mortgage
                                                                                          Loan Pool by
                                                    Number of         Aggregate             Aggregate
Lien                                                Mortgage        Cut-off Date          Cut-off Date
Position                                              Loans       Principal Balance     Principal Balance
-----------------------------------------------     ---------     -----------------     -----------------
1st Lien                                                2,505          $601,978,953                100.00
-----------------------------------------------     ---------     -----------------     -----------------
Total:                                                  2,505          $601,978,953                100.00
                                                    Weighted     Weighted
                                                    Average       Average
                                                     Gross       Remaining         Weighted
Lien                                                Interest       Term            Average
Position                                              Rate       (months)      Original LTV (%)
-----------------------------------------------     --------     ---------     ----------------
1st Lien                                               5.974           357                82.32
-----------------------------------------------     --------     ---------     ----------------
Total:                                                 5.974           357                82.32



21. FICO Score

                                                                                          % of Mortgage
                                                                                          Loan Pool by
                                                    Number of         Aggregate             Aggregate
FICO                                                Mortgage        Cut-off Date          Cut-off Date
Score                                                 Loans       Principal Balance     Principal Balance
-----------------------------------------------     ---------     -----------------     -----------------
521 - 540                                                   3              $653,140                  0.11
541 - 560                                                  91            15,502,309                  2.58
561 - 580                                                 131            25,639,602                  4.26
581 - 600                                                 105            22,827,489                  3.79
601 - 620                                                 335            66,761,988                 11.09
621 - 640                                                 429            94,112,327                 15.63
641 - 660                                                 377            95,227,529                 15.82
661 - 680                                                 313            79,651,335                 13.23
681 - 700                                                 279            76,374,966                 12.69
701 - 720                                                 172            47,689,277                  7.92
721 - 740                                                 109            31,169,892                  5.18
741 - 760                                                  83            24,306,286                  4.04
761 - 780                                                  63            16,723,195                  2.78
781 - 800                                                  11             4,356,807                  0.72
801 >=                                                      4               982,814                  0.16
-----------------------------------------------     ---------     -----------------     -----------------
Total:                                                  2,505          $601,978,953                100.00
                                                    Weighted     Weighted
                                                    Average       Average
                                                     Gross       Remaining         Weighted
FICO                                                Interest       Term            Average
Score                                                 Rate       (months)      Original LTV (%)
-----------------------------------------------     --------     ---------     ----------------
521 - 540                                              7.579           357                74.59
541 - 560                                              7.377           357                77.39
561 - 580                                              7.012           357                80.70
581 - 600                                              6.681           357                81.29
601 - 620                                              6.227           357                82.20
621 - 640                                              6.084           357                83.11
641 - 660                                              5.936           357                82.86
661 - 680                                              5.840           357                81.77
681 - 700                                              5.577           357                82.04
701 - 720                                              5.626           357                83.05
721 - 740                                              5.591           357                83.15
741 - 760                                              5.520           357                82.95
761 - 780                                              5.612           357                83.87
781 - 800                                              5.519           357                79.75
801 >=                                                 5.650           357                86.11
-----------------------------------------------     --------     ---------     ----------------
Total:                                                 5.974           357                82.32

Non-Zero Minimum: 540
Maximum: 817

Non-Zero Weighted Average: 659

First Franklin Mortgage Loan Trust, Series 2004-FF6
Non - IO Loans

1. Summary Statistics

As-of / Cut-off Date: 2004-07-01
Number of Mortgage Loans: 3,054
Aggregate Principal Balance ($): 461,489,892
Weighted Average Current Mortgage Rate (%): 7.015
Non-Zero Weighted Average Margin (%): 5.526
Non-Zero Weighted Average Maximum Rate (%): 12.980
Non-Zero Weighted Average Months to Roll: 24
Weighted Average Stated Original Term (months): 354
Weighted Average Stated Remaining Term (months): 351
Weighted Average Original LTV (%): 84.62
% First Liens: 100.00
% Owner Occupied: 99.07
% Purchase: 39.57
% Full Documentation: 73.16
Non-Zero Weighted Average FICO Score: 631



2. Product Types

                                                                                          % of Mortgage
                                                                                          Loan Pool by
                                                    Number of         Aggregate             Aggregate
Product                                             Mortgage        Cut-off Date          Cut-off Date
Types                                                 Loans       Principal Balance     Principal Balance
-----------------------------------------------     ---------     -----------------     -----------------
Fixed - 15 Year                                           135           $15,412,598                  3.34
Fixed - 20 Year                                             6               810,599                  0.18
Fixed - 30 Year                                         1,230           178,872,836                 38.76
Balloon - 15/30                                             4               535,513                  0.12
ARM - 1 Year/6 Month                                        7             1,570,205                  0.34
ARM - 5 Year/6 Month                                      100            20,125,474                  4.36
ARM - 2 Year/6 Month LIBOR                              1,502           231,854,341                 50.24
ARM - 3 Year/6 Month LIBOR                                 67            11,810,552                  2.56
ARM - 6 Month LIBOR                                         3               497,775                  0.11
-----------------------------------------------     ---------     -----------------     -----------------
Total:                                                  3,054          $461,489,892                100.00
                                                    Weighted     Weighted
                                                    Average       Average
                                                     Gross       Remaining         Weighted
Product                                             Interest       Term            Average
Types                                                 Rate       (months)      Original LTV (%)
-----------------------------------------------     --------     ---------     ----------------
Fixed - 15 Year                                         6.88           178                77.93
Fixed - 20 Year                                         6.83           238                80.33
Fixed - 30 Year                                         7.08           358                83.81
Balloon - 15/30                                         7.60           178                85.58
ARM - 1 Year/6 Month                                    6.76           357                95.12
ARM - 5 Year/6 Month                                    6.59           357                82.42
ARM - 2 Year/6 Month LIBOR                              7.03           357                85.74
ARM - 3 Year/6 Month LIBOR                              6.73           357                86.13
ARM - 6 Month LIBOR                                     5.98           358                87.52
-----------------------------------------------     --------     ---------     ----------------
Total:                                                  7.02           351                84.62



3. Range of Gross Interest Rates (%)

                                                                                          % of Mortgage
Range of                                                                                  Loan Pool by
Gross                                               Number of         Aggregate             Aggregate
Interest                                            Mortgage        Cut-off Date          Cut-off Date
Rates (%)                                             Loans       Principal Balance     Principal Balance
-----------------------------------------------     ---------     -----------------     -----------------
4.000% - 4.999%                                            10            $4,421,863                  0.96
5.000% - 5.999%                                           206            58,632,773                 12.71
6.000% - 6.999%                                           880           159,746,876                 34.62
7.000% - 7.999%                                         1,368           177,633,466                 38.49
8.000% - 8.999%                                           549            57,551,416                 12.47
9.000% - 9.999%                                            40             3,463,553                  0.75
10.000% - 10.999%                                           1                39,946                  0.01
-----------------------------------------------     ---------     -----------------     -----------------
Total:                                                  3,054          $461,489,892                100.00
                                                    Weighted     Weighted
Range of                                            Average       Average
Gross                                                Gross       Remaining         Weighted
Interest                                            Interest       Term            Average
Rates (%)                                             Rate       (months)      Original LTV (%)
-----------------------------------------------     --------     ---------     ----------------
4.000% - 4.999%                                         4.91           358                76.06
5.000% - 5.999%                                         5.74           348                79.79
6.000% - 6.999%                                         6.54           352                82.03
7.000% - 7.999%                                         7.45           350                86.64
8.000% - 8.999%                                         8.33           353                90.71
9.000% - 9.999%                                         9.24           357                92.20
10.000% - 10.999%                                      10.00           357               100.00
-----------------------------------------------     --------     ---------     ----------------
Total:                                                  7.02           351                84.62

Minimum: 4.500%
Maximum: 10.000%
Weighted Average: 7.015%



4. Range of Cut-off Date Principal Balances ($)

                                                                                          % of Mortgage
Range of                                                                                  Loan Pool by
Cut-off                                             Number of         Aggregate             Aggregate
Date Principal                                      Mortgage        Cut-off Date          Cut-off Date
Balances ($)                                          Loans       Principal Balance     Principal Balance
-----------------------------------------------     ---------     -----------------     -----------------
$1 - $25,000                                                7              $161,129                  0.03
$25,001 - $50,000                                         196             8,271,098                  1.79
$50,001 - $75,000                                         428            27,323,996                  5.92
$75,001 - $100,000                                        512            44,893,070                  9.73
$100,001 - $125,000                                       422            47,512,692                 10.30
$125,001 - $150,000                                       397            54,514,199                 11.81
$150,001 - $175,000                                       303            49,046,476                 10.63
$175,001 - $200,000                                       180            33,674,418                  7.30
$200,001 - $225,000                                       128            27,133,272                  5.88
$225,001 - $250,000                                       101            24,014,002                  5.20
$250,001 - $275,000                                        87            22,846,407                  4.95
$275,001 - $300,000                                        61            17,571,992                  3.81
$300,001 - $325,000                                        31             9,682,565                  2.10
$325,001 - $350,000                                        49            16,568,107                  3.59
$350,001 - $375,000                                        27             9,725,356                  2.11
$375,001 - $400,000                                        19             7,388,582                  1.60
$400,001 - $425,000                                         8             3,339,616                  0.72
$425,001 - $450,000                                        10             4,439,917                  0.96
$450,001 - $475,000                                         3             1,377,359                  0.30
$475,001 - $500,000                                         8             3,940,488                  0.85
$500,001 - $750,000                                        65            37,870,121                  8.21
$750,001 - $1,000,000                                      12            10,195,030                  2.21
-----------------------------------------------     ---------     -----------------     -----------------
Total:                                                  3,054          $461,489,892                100.00
                                                    Weighted     Weighted
Range of                                            Average       Average
Cut-off                                              Gross       Remaining         Weighted
Date Principal                                      Interest       Term            Average
Balances ($)                                          Rate       (months)      Original LTV (%)
-----------------------------------------------     --------     ---------     ----------------
$1 - $25,000                                            7.83           302                69.37
$25,001 - $50,000                                       7.87           339                79.86
$50,001 - $75,000                                       7.63           344                82.55
$75,001 - $100,000                                      7.53           348                85.51
$100,001 - $125,000                                     7.35           350                86.70
$125,001 - $150,000                                     7.18           350                87.14
$150,001 - $175,000                                     7.04           354                86.38
$175,001 - $200,000                                     7.07           352                85.94
$200,001 - $225,000                                     6.92           354                84.84
$225,001 - $250,000                                     6.77           352                84.28
$250,001 - $275,000                                     6.91           356                84.71
$275,001 - $300,000                                     7.01           354                88.09
$300,001 - $325,000                                     6.69           340                86.42
$325,001 - $350,000                                     6.68           357                86.77
$350,001 - $375,000                                     6.88           358                88.37
$375,001 - $400,000                                     6.85           348                86.54
$400,001 - $425,000                                     6.51           335                83.03
$425,001 - $450,000                                     6.27           357                82.91
$450,001 - $475,000                                     6.33           298                86.16
$475,001 - $500,000                                     6.83           357                72.38
$500,001 - $750,000                                     5.99           355                77.92
$750,001 - $1,000,000                                   6.27           343                69.05
-----------------------------------------------     --------     ---------     ----------------
Total:                                                  7.02           351                84.62

Minimum: $19,939
Maximum: $997,339
Average: $151,110



5. Original Terms (month)

                                                                                          % of Mortgage
                                                                                          Loan Pool by
Original                                            Number of         Aggregate             Aggregate
Terms                                               Mortgage        Cut-off Date          Cut-off Date
(month)                                               Loans       Principal Balance     Principal Balance
-----------------------------------------------     ---------     -----------------     -----------------
180                                                       139           $15,948,111                  3.46
240                                                         6               810,599                  0.18
360                                                     2,909           444,731,182                 96.37
-----------------------------------------------     ---------     -----------------     -----------------
Total:                                                  3,054          $461,489,892                100.00
                                                    Weighted     Weighted
                                                    Average       Average
Original                                             Gross       Remaining         Weighted
Terms                                               Interest       Term            Average
(month)                                               Rate       (months)      Original LTV (%)
-----------------------------------------------     --------     ---------     ----------------
180                                                     6.90           178                78.18
240                                                     6.83           238                80.33
360                                                     7.02           357                84.86
-----------------------------------------------     --------     ---------     ----------------
Total:                                                  7.02           351                84.62

Minimum: 180
Maximum: 360
Weighted Average: 354



6. Range of Remaining Terms (month)

                                                                                          % of Mortgage
Range of                                                                                  Loan Pool by
Remaining                                           Number of         Aggregate             Aggregate
Terms                                               Mortgage        Cut-off Date          Cut-off Date
(month)                                               Loans       Principal Balance     Principal Balance
-----------------------------------------------     ---------     -----------------     -----------------
121 - 180                                                 139           $15,948,111                  3.46
181 - 240                                                   6               810,599                  0.18
301 - 360                                               2,909           444,731,182                 96.37
-----------------------------------------------     ---------     -----------------     -----------------
Total:                                                  3,054          $461,489,892                100.00
                                                    Weighted     Weighted
Range of                                            Average       Average
Remaining                                            Gross       Remaining         Weighted
Terms                                               Interest       Term            Average
(month)                                               Rate       (months)      Original LTV (%)
-----------------------------------------------     --------     ---------     ----------------
121 - 180                                               6.90           178                78.18
181 - 240                                               6.83           238                80.33
301 - 360                                               7.02           357                84.86
-----------------------------------------------     --------     ---------     ----------------
Total:                                                  7.02           351                84.62

Minimum: 175
Maximum: 359
Weighted Average: 351



7. Range of Original LTV Ratios (%)

                                                                                          % of Mortgage
                                                                                          Loan Pool by
Range of                                            Number of         Aggregate             Aggregate
Original                                            Mortgage        Cut-off Date          Cut-off Date
LTV Ratios (%)                                        Loans       Principal Balance     Principal Balance
-----------------------------------------------     ---------     -----------------     -----------------
10.01% - 15.00%                                             1               $69,815                  0.02
15.01% - 20.00%                                             2               103,186                  0.02
20.01% - 25.00%                                             4               218,738                  0.05
25.01% - 30.00%                                             2               194,603                  0.04
30.01% - 35.00%                                             6               689,835                  0.15
35.01% - 40.00%                                            13             1,853,183                  0.40
40.01% - 45.00%                                            13             1,045,410                  0.23
45.01% - 50.00%                                            20             2,018,854                  0.44
50.01% - 55.00%                                            36             5,312,128                  1.15
55.01% - 60.00%                                            77            11,507,169                  2.49
60.01% - 65.00%                                            98            15,684,543                  3.40
65.01% - 70.00%                                           127            21,187,454                  4.59
70.01% - 75.00%                                           209            39,218,610                  8.50
75.01% - 80.00%                                           590            93,262,890                 20.21
80.01% - 85.00%                                           314            44,271,887                  9.59
85.01% - 90.00%                                           369            53,378,908                 11.57
90.01% - 95.00%                                           641           103,017,639                 22.32
95.01% - 100.00%                                          532            68,455,038                 14.83
-----------------------------------------------     ---------     -----------------     -----------------
Total:                                                  3,054          $461,489,892                100.00
                                                    Weighted     Weighted
                                                    Average       Average
Range of                                             Gross       Remaining         Weighted
Original                                            Interest       Term            Average
LTV Ratios (%)                                        Rate       (months)      Original LTV (%)
-----------------------------------------------     --------     ---------     ----------------
10.01% - 15.00%                                         7.38           358                12.17
15.01% - 20.00%                                         6.56           259                18.03
20.01% - 25.00%                                         7.07           317                23.35
25.01% - 30.00%                                         6.44           358                26.00
30.01% - 35.00%                                         6.66           357                33.29
35.01% - 40.00%                                         6.80           347                38.64
40.01% - 45.00%                                         6.74           358                42.27
45.01% - 50.00%                                         6.60           329                47.41
50.01% - 55.00%                                         6.41           343                53.17
55.01% - 60.00%                                         6.56           348                58.14
60.01% - 65.00%                                         6.61           347                63.47
65.01% - 70.00%                                         6.59           346                68.55
70.01% - 75.00%                                         6.78           347                73.75
75.01% - 80.00%                                         6.74           348                79.47
80.01% - 85.00%                                         7.33           351                84.49
85.01% - 90.00%                                         7.32           351                89.65
90.01% - 95.00%                                         6.80           355                94.51
95.01% - 100.00%                                        7.80           353                99.92
-----------------------------------------------     --------     ---------     ----------------
Total:                                                  7.02           351                84.62

Minimum: 12.17%
Maximum: 100.00%
Weighted Average: 84.62%



8. Range of Gross Margins (%)

                                                                                          % of Mortgage
Range                                                                                     Loan Pool by
of                                                  Number of         Aggregate             Aggregate
Gross                                               Mortgage        Cut-off Date          Cut-off Date
Margins (%)                                           Loans       Principal Balance     Principal Balance
-----------------------------------------------     ---------     -----------------     -----------------
Fixed Rate Loans                                        1,373          $194,857,798                 42.22
2.875% - 3.500%                                            22             5,809,401                  1.26
3.501% - 4.000%                                            33             9,701,372                  2.10
4.001% - 4.500%                                            77            18,954,168                  4.11
4.501% - 5.000%                                           204            36,000,117                  7.80
5.001% - 5.500%                                           374            62,346,781                 13.51
5.501% - 6.000%                                           418            64,689,618                 14.02
6.001% - 6.500%                                           328            43,297,103                  9.38
6.501% - 7.000%                                           158            19,341,266                  4.19
7.001% - 7.500%                                            61             6,030,184                  1.31
7.501% - 8.000%                                             6               462,085                  0.10
-----------------------------------------------     ---------     -----------------     -----------------
Total:                                                  3,054          $461,489,892                100.00
                                                    Weighted     Weighted
Range                                               Average       Average
of                                                   Gross       Remaining         Weighted
Gross                                               Interest       Term            Average
Margins (%)                                           Rate       (months)      Original LTV (%)
-----------------------------------------------     --------     ---------     ----------------
Fixed Rate Loans                                        7.07           342                83.34
2.875% - 3.500%                                         5.82           357                69.52
3.501% - 4.000%                                         6.02           357                73.39
4.001% - 4.500%                                         6.24           357                73.33
4.501% - 5.000%                                         6.56           357                82.97
5.001% - 5.500%                                         6.80           357                87.82
5.501% - 6.000%                                         7.11           357                88.48
6.001% - 6.500%                                         7.46           357                88.29
6.501% - 7.000%                                         7.86           357                88.92
7.001% - 7.500%                                         8.38           357                89.43
7.501% - 8.000%                                         8.78           357                87.74
-----------------------------------------------     --------     ---------     ----------------
Total:                                                  7.02           351                84.62

Non-Zero Minimum: 2.875%
Maximum: 7.750%
Non-Zero Weighted Average: 5.526%



9. Range of Minimum Mortgage Rates (%)

Range                                                                                     % of Mortgage
of                                                                                        Loan Pool by
Minimum                                             Number of         Aggregate             Aggregate
Mortgage                                            Mortgage        Cut-off Date          Cut-off Date
Rates (%)                                             Loans       Principal Balance     Principal Balance
-----------------------------------------------     ---------     -----------------     -----------------
Fixed Rate Loans                                        1,375          $195,631,546                 42.39
4.001% - 4.500%                                             1               597,619                  0.13
4.501% - 5.000%                                             3               923,160                  0.20
5.001% - 5.500%                                            26             7,533,597                  1.63
5.501% - 6.000%                                           127            32,982,794                  7.15
6.001% - 6.500%                                           251            49,206,499                 10.66
6.501% - 7.000%                                           324            52,515,630                 11.38
7.001% - 7.500%                                           377            52,320,748                 11.34
7.501% - 8.000%                                           337            43,176,278                  9.36
8.001% - 8.500%                                           163            19,061,825                  4.13
8.501% - 9.000%                                            62             6,859,436                  1.49
9.001% - 9.500%                                             8               680,761                  0.15
-----------------------------------------------     ---------     -----------------     -----------------
Total:                                                  3,054          $461,489,892                100.00
Range                                               Weighted     Weighted
of                                                  Average       Average
Minimum                                              Gross       Remaining         Weighted
Mortgage                                            Interest       Term            Average
Rates (%)                                             Rate       (months)      Original LTV (%)
-----------------------------------------------     --------     ---------     ----------------
Fixed Rate Loans                                        7.06           342                83.34
4.001% - 4.500%                                         4.50           358                80.00
4.501% - 5.000%                                         4.92           357                69.23
5.001% - 5.500%                                         5.38           358                78.53
5.501% - 6.000%                                         5.87           357                83.11
6.001% - 6.500%                                         6.33           357                83.74
6.501% - 7.000%                                         6.83           357                84.47
7.001% - 7.500%                                         7.32           357                85.21
7.501% - 8.000%                                         7.81           357                89.28
8.001% - 8.500%                                         8.28           357                91.48
8.501% - 9.000%                                         8.75           357                91.68
9.001% - 9.500%                                         9.20           356                91.03
-----------------------------------------------     --------     ---------     ----------------
Total:                                                  7.02           351                84.62

Non-Zero Minimum: 4.500%
Maximum: 9.500%
Non-Zero Weighted Average: 6.980%



10. Range of Maximum Mortgage Rates (%)

Range                                                                                     % of Mortgage
of                                                                                        Loan Pool by
Maximum                                             Number of         Aggregate             Aggregate
Mortgage                                            Mortgage        Cut-off Date          Cut-off Date
Rates (%)                                             Loans       Principal Balance     Principal Balance
-----------------------------------------------     ---------     -----------------     -----------------
Fixed Rate Loans                                        1,375          $195,631,546                 42.39
10.001% - 10.500%                                           1               597,619                  0.13
10.501% - 11.000%                                           3               923,160                  0.20
11.001% - 11.500%                                          27             7,771,087                  1.68
11.501% - 12.000%                                         126            32,745,304                  7.10
12.001% - 12.500%                                         251            49,206,499                 10.66
12.501% - 13.000%                                         324            52,515,630                 11.38
13.001% - 13.500%                                         377            52,320,748                 11.34
13.501% - 14.000%                                         337            43,176,278                  9.36
14.001% - 14.500%                                         163            19,061,825                  4.13
14.501% - 15.000%                                          62             6,859,436                  1.49
15.001% - 15.500%                                           8               680,761                  0.15
-----------------------------------------------     ---------     -----------------     -----------------
Total:                                                  3,054          $461,489,892                100.00
Range                                               Weighted     Weighted
of                                                  Average       Average
Maximum                                              Gross       Remaining         Weighted
Mortgage                                            Interest       Term            Average
Rates (%)                                             Rate       (months)      Original LTV (%)
-----------------------------------------------     --------     ---------     ----------------
Fixed Rate Loans                                        7.06           342                83.34
10.001% - 10.500%                                       4.50           358                80.00
10.501% - 11.000%                                       4.92           357                69.23
11.001% - 11.500%                                       5.39           358                78.91
11.501% - 12.000%                                       5.87           357                83.06
12.001% - 12.500%                                       6.33           357                83.74
12.501% - 13.000%                                       6.83           357                84.47
13.001% - 13.500%                                       7.32           357                85.21
13.501% - 14.000%                                       7.81           357                89.28
14.001% - 14.500%                                       8.28           357                91.48
14.501% - 15.000%                                       8.75           357                91.68
15.001% - 15.500%                                       9.20           356                91.03
-----------------------------------------------     --------     ---------     ----------------
Total:                                                  7.02           351                84.62

Non-Zero Minimum: 10.500%
Maximum: 15.500%
Non-Zero Weighted Average: 12.980%



11. Initial Cap (%)

                                                                                          % of Mortgage
                                                                                          Loan Pool by
                                                    Number of         Aggregate             Aggregate
                                                    Mortgage        Cut-off Date          Cut-off Date
Initial Cap (%)                                       Loans       Principal Balance     Principal Balance
-----------------------------------------------     ---------     -----------------     -----------------
Fixed Rate Loans                                        1,375          $195,631,546                 42.39
1.000%                                                      3               497,775                  0.11
2.000%                                                      7             1,570,205                  0.34
3.000%                                                  1,669           263,790,367                 57.16
-----------------------------------------------     ---------     -----------------     -----------------
Total:                                                  3,054          $461,489,892                100.00
                                                    Weighted     Weighted
                                                    Average       Average
                                                     Gross       Remaining         Weighted
                                                    Interest       Term            Average
Initial Cap (%)                                       Rate       (months)      Original LTV (%)
-----------------------------------------------     --------     ---------     ----------------
Fixed Rate Loans                                        7.06           342                83.34
1.000%                                                  5.98           358                87.52
2.000%                                                  6.76           357                95.12
3.000%                                                  6.98           357                85.51
-----------------------------------------------     --------     ---------     ----------------
Total:                                                  7.02           351                84.62

Non-Zero Minimum: 1.000%
Maximum: 3.000%
Non-Zero Weighted Average: 2.990%



12. Periodic Cap (%)

                                                                                          % of Mortgage
                                                                                          Loan Pool by
                                                    Number of         Aggregate             Aggregate
Periodic                                            Mortgage        Cut-off Date          Cut-off Date
Cap (%)                                               Loans       Principal Balance     Principal Balance
-----------------------------------------------     ---------     -----------------     -----------------
Fixed Rate Loans                                        1,375          $195,631,546                 42.39
1.000%                                                  1,679           265,858,346                 57.61
-----------------------------------------------     ---------     -----------------     -----------------
Total:                                                  3,054          $461,489,892                100.00
                                                    Weighted     Weighted
                                                    Average       Average
                                                     Gross       Remaining         Weighted
Periodic                                            Interest       Term            Average
Cap (%)                                               Rate       (months)      Original LTV (%)
-----------------------------------------------     --------     ---------     ----------------
Fixed Rate Loans                                        7.06           342                83.34
1.000%                                                  6.98           357                85.57
-----------------------------------------------     --------     ---------     ----------------
Total:                                                  7.02           351                84.62

Non-Zero Minimum: 1.000%
Maximum: 1.000%
Non-Zero Weighted Average: 1.000%



13. Next Rate Adjustment Date

                                                                                          % of Mortgage
Next                                                                                      Loan Pool by
Rate                                                Number of         Aggregate             Aggregate
Adjustment                                          Mortgage        Cut-off Date          Cut-off Date
Date                                                  Loans       Principal Balance     Principal Balance
-----------------------------------------------     ---------     -----------------     -----------------
Fixed Rate Loans                                        1,375          $195,631,546                 42.39
Oct-04                                                      1                96,848                  0.02
Nov-04                                                      2               400,928                  0.09
Mar-05                                                      3               801,044                  0.17
Apr-05                                                      1               249,414                  0.05
May-05                                                      3               519,747                  0.11
Oct-05                                                      1               158,970                  0.03
Nov-05                                                      1                77,975                  0.02
Dec-05                                                      1                96,987                  0.02
Jan-06                                                      2               295,383                  0.06
Feb-06                                                     30             6,098,072                  1.32
Mar-06                                                    397            59,187,664                 12.83
Apr-06                                                    556            82,228,720                 17.82
May-06                                                    514            83,710,569                 18.14
Dec-06                                                      1               170,181                  0.04
Feb-07                                                      2               361,568                  0.08
Mar-07                                                     11             1,990,958                  0.43
Apr-07                                                     13             2,091,342                  0.45
May-07                                                     40             7,196,503                  1.56
Oct-08                                                      1               130,186                  0.03
Mar-09                                                     34             8,864,714                  1.92
Apr-09                                                     38             6,285,347                  1.36
May-09                                                     27             4,845,227                  1.05
-----------------------------------------------     ---------     -----------------     -----------------
Total:                                                  3,054          $461,489,892                100.00
                                                    Weighted     Weighted
Next                                                Average       Average
Rate                                                 Gross       Remaining         Weighted
Adjustment                                          Interest       Term            Average
Date                                                  Rate       (months)      Original LTV (%)
-----------------------------------------------     --------     ---------     ----------------
Fixed Rate Loans                                        7.06           342                83.34
Oct-04                                                  7.38           357                80.00
Nov-04                                                  5.65           358                89.33
Mar-05                                                  6.73           356                97.48
Apr-05                                                  7.38           357               100.00
May-05                                                  6.49           358                89.15
Oct-05                                                  8.13           351                81.22
Nov-05                                                  9.38           352                90.00
Dec-05                                                  6.63           353                80.00
Jan-06                                                  8.68           354                85.00
Feb-06                                                  6.92           355                81.07
Mar-06                                                  7.21           356                87.75
Apr-06                                                  7.08           357                84.90
May-06                                                  6.86           358                85.50
Dec-06                                                  8.00           353                95.00
Feb-07                                                  6.28           355                77.53
Mar-07                                                  7.03           356                74.49
Apr-07                                                  7.54           357                87.05
May-07                                                  6.41           358                89.31
Oct-08                                                  7.99           351               100.00
Mar-09                                                  6.56           356                85.26
Apr-09                                                  6.91           357                78.41
May-09                                                  6.21           358                81.95
-----------------------------------------------     --------     ---------     ----------------
Total:                                                  7.02           351                84.62

Non-Zero Weighted Average: 2006-07-07



14. Geographical Distribution

                                                                                          % of Mortgage
                                                                                          Loan Pool by
                                                    Number of         Aggregate             Aggregate
Geographical                                        Mortgage        Cut-off Date          Cut-off Date
Distribution                                          Loans       Principal Balance     Principal Balance
-----------------------------------------------     ---------     -----------------     -----------------
California                                                375           $95,591,532                 20.71
Texas                                                     373            47,555,196                 10.30
Florida                                                   268            36,068,647                  7.82
Illinois                                                  193            29,020,291                  6.29
Michigan                                                  190            25,283,316                  5.48
New York                                                  114            24,917,581                  5.40
Ohio                                                      219            22,415,468                  4.86
New Jersey                                                 80            14,724,633                  3.19
Minnesota                                                  80            12,550,221                  2.72
Georgia                                                    83            11,243,711                  2.44
Pennsylvania                                               97            10,877,613                  2.36
Other                                                     982           131,241,683                 28.44
-----------------------------------------------     ---------     -----------------     -----------------
Total:                                                  3,054          $461,489,892                100.00
                                                    Weighted     Weighted
                                                    Average       Average
                                                     Gross       Remaining         Weighted
Geographical                                        Interest       Term            Average
Distribution                                          Rate       (months)      Original LTV (%)
-----------------------------------------------     --------     ---------     ----------------
California                                              6.46           353                80.22
Texas                                                   6.98           336                82.25
Florida                                                 7.29           351                85.94
Illinois                                                7.03           350                84.31
Michigan                                                7.26           356                86.74
New York                                                6.94           356                82.19
Ohio                                                    7.44           350                88.63
New Jersey                                              7.31           351                83.48
Minnesota                                               7.05           355                83.91
Georgia                                                 7.24           353                91.11
Pennsylvania                                            7.41           354                87.41
Other                                                   7.16           352                87.18
-----------------------------------------------     --------     ---------     ----------------
Total:                                                  7.02           351                84.62

Number of States Represented: 46



15. Occupancy

                                                                                          % of Mortgage
                                                                                          Loan Pool by
                                                    Number of         Aggregate             Aggregate
                                                    Mortgage        Cut-off Date          Cut-off Date
Occupancy                                             Loans       Principal Balance     Principal Balance
-----------------------------------------------     ---------     -----------------     -----------------
Primary                                                 3,005          $457,186,929                 99.07
Non-Owner Occupied                                         49             4,302,964                  0.93
-----------------------------------------------     ---------     -----------------     -----------------
Total:                                                  3,054          $461,489,892                100.00
                                                    Weighted     Weighted
                                                    Average       Average
                                                     Gross       Remaining         Weighted
                                                    Interest       Term            Average
Occupancy                                             Rate       (months)      Original LTV (%)
-----------------------------------------------     --------     ---------     ----------------
Primary                                                 7.01           351                84.73
Non-Owner Occupied                                      7.36           341                73.02
-----------------------------------------------     --------     ---------     ----------------
Total:                                                  7.02           351                84.62



16. Property Types

                                                                                          % of Mortgage
                                                                                          Loan Pool by
                                                    Number of         Aggregate             Aggregate
Property                                            Mortgage        Cut-off Date          Cut-off Date
Types                                                 Loans       Principal Balance     Principal Balance
-----------------------------------------------     ---------     -----------------     -----------------
Single Family Residence                                 2,412          $346,415,802                 75.06
Planned Unit Development                                  382            72,962,153                 15.81
Condo                                                     157            22,738,423                  4.93
2-4 Family                                                102            19,249,700                  4.17
Modular                                                     1               123,815                  0.03
-----------------------------------------------     ---------     -----------------     -----------------
Total:                                                  3,054          $461,489,892                100.00
                                                    Weighted     Weighted
                                                    Average       Average
                                                     Gross       Remaining         Weighted
Property                                            Interest       Term            Average
Types                                                 Rate       (months)      Original LTV (%)
-----------------------------------------------     --------     ---------     ----------------
Single Family Residence                                 7.04           350                84.32
Planned Unit Development                                6.86           351                85.11
Condo                                                   7.00           356                86.53
2-4 Family                                              7.15           357                85.97
Modular                                                 7.50           358                72.94
-----------------------------------------------     --------     ---------     ----------------
Total:                                                  7.02           351                84.62



17. Loan Purpose

                                                                                          % of Mortgage
                                                                                          Loan Pool by
                                                    Number of         Aggregate             Aggregate
Loan                                                Mortgage        Cut-off Date          Cut-off Date
Purpose                                               Loans       Principal Balance     Principal Balance
-----------------------------------------------     ---------     -----------------     -----------------
Refinance - Cashout                                     1,481          $228,679,855                 49.55
Purchase                                                1,248           182,591,178                 39.57
Refinance - Rate Term                                     325            50,218,859                 10.88
-----------------------------------------------     ---------     -----------------     -----------------
Total:                                                  3,054          $461,489,892                100.00
                                                    Weighted     Weighted
                                                    Average       Average
                                                     Gross       Remaining         Weighted
Loan                                                Interest       Term            Average
Purpose                                               Rate       (months)      Original LTV (%)
-----------------------------------------------     --------     ---------     ----------------
Refinance - Cashout                                     6.91           347                80.40
Purchase                                                7.19           356                90.67
Refinance - Rate Term                                   6.87           350                81.87
-----------------------------------------------     --------     ---------     ----------------
Total:                                                  7.02           351                84.62



18. Documentation Level

                                                                                          % of Mortgage
                                                                                          Loan Pool by
                                                    Number of         Aggregate             Aggregate
Documentation                                       Mortgage        Cut-off Date          Cut-off Date
Level                                                 Loans       Principal Balance     Principal Balance
-----------------------------------------------     ---------     -----------------     -----------------
Full Documentation                                      2,308          $337,605,319                 73.16
No Income Verification                                    590           101,275,455                 21.95
No Documentation                                          127            18,130,972                  3.93
Limited Income Verification                                29             4,478,146                  0.97
-----------------------------------------------     ---------     -----------------     -----------------
Total:                                                  3,054          $461,489,892                100.00
                                                    Weighted     Weighted
                                                    Average       Average
                                                     Gross       Remaining         Weighted
Documentation                                       Interest       Term            Average
Level                                                 Rate       (months)      Original LTV (%)
-----------------------------------------------     --------     ---------     ----------------
Full Documentation                                      6.99           351                84.45
No Income Verification                                  6.98           348                85.97
No Documentation                                        7.52           357                80.51
Limited Income Verification                             7.70           354                83.80
-----------------------------------------------     --------     ---------     ----------------
Total:                                                  7.02           351                84.62



19. Original Prepayment Penalty Term (months)

                                                                                          % of Mortgage
Original                                                                                  Loan Pool by
Prepayment                                          Number of         Aggregate             Aggregate
Penalty                                             Mortgage        Cut-off Date          Cut-off Date
Term (months)                                         Loans       Principal Balance     Principal Balance
-----------------------------------------------     ---------     -----------------     -----------------
0                                                         677          $101,534,472                 22.00
12                                                        130            24,371,868                  5.28
24                                                      1,115           166,875,075                 36.16
36                                                      1,131           168,600,198                 36.53
60                                                          1               108,280                  0.02
-----------------------------------------------     ---------     -----------------     -----------------
Total:                                                  3,054          $461,489,892                100.00
                                                    Weighted     Weighted
Original                                            Average       Average
Prepayment                                           Gross       Remaining         Weighted
Penalty                                             Interest       Term            Average
Term (months)                                         Rate       (months)      Original LTV (%)
-----------------------------------------------     --------     ---------     ----------------
0                                                       7.13           348                84.01
12                                                      7.18           356                84.30
24                                                      7.00           356                85.91
36                                                      6.94           347                83.76
60                                                      7.25           358                94.98
-----------------------------------------------     --------     ---------     ----------------
Total:                                                  7.02           351                84.62

Non-Zero Minimum: 12
Maximum: 60
Non-Zero Weighted Average: 29



20. Lien Position

                                                                                          % of Mortgage
                                                                                          Loan Pool by
                                                    Number of         Aggregate             Aggregate
Lien                                                Mortgage        Cut-off Date          Cut-off Date
Position                                              Loans       Principal Balance     Principal Balance
-----------------------------------------------     ---------     -----------------     -----------------
1st Lien                                                3,054          $461,489,892                100.00
-----------------------------------------------     ---------     -----------------     -----------------
Total:                                                  3,054          $461,489,892                100.00
                                                    Weighted     Weighted
                                                    Average       Average
                                                     Gross       Remaining         Weighted
Lien                                                Interest       Term            Average
Position                                              Rate       (months)      Original LTV (%)
-----------------------------------------------     --------     ---------     ----------------
1st Lien                                                7.02           351                84.62
-----------------------------------------------     --------     ---------     ----------------
Total:                                                  7.02           351                84.62



21. FICO Score

                                                                                          % of Mortgage
                                                                                          Loan Pool by
                                                    Number of         Aggregate             Aggregate
FICO                                                Mortgage        Cut-off Date          Cut-off Date
Score                                                 Loans       Principal Balance     Principal Balance
-----------------------------------------------     ---------     -----------------     -----------------
501 - 520                                                   1              $102,114                  0.02
521 - 540                                                  22             3,086,307                  0.67
541 - 560                                                 424            49,534,798                 10.73
561 - 580                                                 771           100,879,142                 21.86
581 - 600                                                  91            13,189,757                  2.86
601 - 620                                                 278            39,165,654                  8.49
621 - 640                                                 398            58,800,140                 12.74
641 - 660                                                 265            50,431,190                 10.93
661 - 680                                                 233            41,704,580                  9.04
681 - 700                                                 208            37,763,343                  8.18
701 - 720                                                 140            24,001,210                  5.20
721 - 740                                                 101            16,886,819                  3.66
741 - 760                                                  65            13,278,930                  2.88
761 - 780                                                  43             9,942,814                  2.15
781 - 800                                                  12             2,413,020                  0.52
801 >=                                                      2               310,074                  0.07
-----------------------------------------------     ---------     -----------------     -----------------
Total:                                                  3,054          $461,489,892                100.00
                                                    Weighted     Weighted
                                                    Average       Average
                                                     Gross       Remaining         Weighted
FICO                                                Interest       Term            Average
Score                                                 Rate       (months)      Original LTV (%)
-----------------------------------------------     --------     ---------     ----------------
501 - 520                                               6.38           357                80.00
521 - 540                                               7.37           350                76.97
541 - 560                                               7.48           349                75.52
561 - 580                                               7.16           351                78.29
581 - 600                                               6.96           340                75.08
601 - 620                                               7.04           351                86.42
621 - 640                                               7.01           353                91.43
641 - 660                                               6.73           346                88.14
661 - 680                                               6.74           350                86.29
681 - 700                                               6.98           353                89.92
701 - 720                                               7.00           356                91.25
721 - 740                                               7.05           349                90.80
741 - 760                                               6.54           357                87.46
761 - 780                                               6.70           357                87.26
781 - 800                                               6.18           357                81.18
801 >=                                                  7.23           357                95.30
-----------------------------------------------     --------     ---------     ----------------
Total:                                                  7.02           351                84.62

Non-Zero Minimum: 516
Maximum: 806
Non-Zero Weighted Average: 631

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-FF6 (the "Securities") to be issued by First Franklin Mortgage Loan Trust, Series 2004-FF6 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC., the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

First Franklin Mortgage Loan Trust, Series 2004-FF6
   All records


-----------
All records
------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Weighted
                                           % by                         Weighted  Weighted   Master    Average
               Number       Current       Current   Weighted  Weighted  Average   Average     & Sub     Stated     Remaining
FICO            of         Principal     Principal  Average   Average   Maximum   Minumum   Servicing  Remaining  Amortization
Score 1        Loans        Balance       Balance    Coupon    Margin     Rate     Rate        Fee       Term        Term
------------------------------------------------------------------------------------------------------------------------------
511 - 520           1        102,114.00       0.01     6.375     5.000     12.38      6.38       0.50        357           357
531 - 540          25      3,739,447.00       0.35     7.409     6.023     13.38      7.38       0.50        351           341
541 - 550         248     31,398,538.00       2.95     7.487     6.013     13.53      7.53       0.50        352           339
551 - 560         267     33,638,569.00       3.16     7.427     5.780     13.41      7.41       0.50        351           337
561 - 570         480     68,337,287.00       6.43     7.186     5.923     13.16      7.16       0.50        353           341
571 - 580         422     58,181,456.00       5.47     7.059     5.745     13.00      7.00       0.50        352           342
581 - 590          90     16,606,701.00       1.56     6.925     5.376     12.87      6.87       0.50        350           315
591 - 600         106     19,410,545.00       1.83     6.658     5.132     12.53      6.53       0.50        351           315
601 - 610         321     53,984,259.00       5.08     6.533     5.152     12.29      6.29       0.50        354           316
611 - 620         292     51,943,383.00       4.88     6.521     4.930     12.28      6.28       0.50        356           322
621 - 630         467     82,995,809.00       7.80     6.519     5.150     12.35      6.35       0.50        356           323
631 - 640         360     69,916,658.00       6.57     6.347     4.757     12.16      6.16       0.50        355           317
641 - 650         356     82,380,672.00       7.75     6.235     4.703     12.09      6.09       0.50        353           316
651 - 660         286     63,278,046.00       5.95     6.181     4.618     12.03      6.03       0.50        354           316
661 - 670         301     68,483,526.00       6.44     6.170     4.434     12.02      6.02       0.50        356           320
671 - 680         245     52,872,389.00       4.97     6.126     4.369     11.90      5.90       0.50        354           314
681 - 690         276     63,908,686.00       6.01     6.029     4.427     11.92      5.92       0.50        356           316
691 - 700         211     50,229,624.00       4.72     6.055     4.353     11.95      5.95       0.50        356           319
701 - 710         185     44,529,739.00       4.19     6.032     4.304     11.97      5.97       0.50        357           318
711 - 720         127     27,160,748.00       2.55     6.171     4.471     12.07      6.07       0.50        356           320
721 - 730         122     28,099,494.00       2.64     6.131     4.425     12.06      6.06       0.50        352           315
731 - 740          88     19,957,218.00       1.88     6.063     4.215     11.90      5.90       0.50        357           321
741 - 750          64     17,146,303.00       1.61     5.944     4.337     11.87      5.87       0.50        357           318
751 - 760          84     20,438,913.00       1.92     5.829     4.181     11.78      5.78       0.50        357           322
761 - 770          68     16,589,807.00       1.56     5.877     4.284     11.87      5.87       0.50        357           323
771 - 780          38     10,076,202.00       0.95     6.252     4.445     12.22      6.22       0.50        357           318
781 - 790          17      4,893,595.00       0.46     5.743     4.089     11.87      5.87       0.50        357           319
791 - 800           6      1,876,231.00       0.18     5.787     4.429     11.72      5.72       0.50        358           324
801 - 810           5      1,052,888.00       0.10     6.120     4.117     11.96      5.96       0.50        357           317
811 - 820           1        240,000.00       0.02     5.625     4.875     11.63      5.63       0.50        358           300
Total:          5,559  1,063,468,846.00     100.00     6.426     4.838     12.28      6.28       0.50        354           322
------------------------------------------------------------------------------------------------------------------------------
-----------
All records
----------------------------------------------------------------------------------
                                             Weighted
               Weighted  Weighted  Weighted  Average   Weighted
               Average   Average   Average    Months   Average          Average
FICO           Original  Initial    Percap      to     Original  FICO   Current
Score 1         Term       Cap        Cap      Roll      LTV     Score  Balance
----------------------------------------------------------------------------------
511 - 520           360     3.00       1.00     21.00     80.00    516  102,113.94
531 - 540           354     3.00       1.00     21.00     76.55    540  149,577.87
541 - 550           355     3.00       1.00     22.00     75.20    546  126,607.01
551 - 560           353     2.98       1.00     22.00     76.69    556  125,987.15
561 - 570           356     3.00       1.00     23.00     78.41    566  142,369.35
571 - 580           355     2.97       1.00     23.00     79.21    575  137,870.75
581 - 590           353     2.92       1.00     29.00     79.59    585  184,518.90
591 - 600           354     2.95       1.00     26.00     78.53    596  183,118.35
601 - 610           357     2.97       1.00     26.00     83.98    605  168,175.26
611 - 620           358     2.95       1.00     28.00     83.52    616  177,888.30
621 - 630           359     2.95       1.00     26.00     87.15    625  177,721.22
631 - 640           358     2.92       1.00     27.00     85.32    636  194,212.94
641 - 650           356     2.94       1.00     28.00     84.84    645  231,406.38
651 - 660           357     2.93       1.00     30.00     84.49    656  221,251.91
661 - 670           358     2.91       1.00     29.00     83.19    666  227,520.02
671 - 680           357     2.99       1.00     31.00     83.50    675  215,805.67
681 - 690           359     2.94       1.00     31.00     84.73    685  231,553.21
691 - 700           359     2.96       1.00     29.00     84.54    695  238,055.09
701 - 710           360     2.97       1.00     31.00     85.46    705  240,701.29
711 - 720           359     2.95       1.00     30.00     86.35    715  213,864.16
721 - 730           355     2.98       1.00     33.00     86.70    726  230,323.72
731 - 740           360     2.99       1.00     34.00     84.63    735  226,786.56
741 - 750           360     2.93       1.00     33.00     84.91    745  267,910.98
751 - 760           360     2.96       1.00     34.00     84.24    755  243,320.39
761 - 770           360     2.89       1.00     31.00     84.18    766  243,967.74
771 - 780           360     3.00       1.00     34.00     86.71    774  265,163.21
781 - 790           360     2.96       1.00     38.00     80.37    785  287,858.55
791 - 800           360     3.00       1.00     23.00     79.95    796- 312,705.18
801 - 810           360     3.00       1.00     39.00     87.25    806  210,577.55
811 - 820           360     3.00       1.00     22.00     93.02    817  240,000.00
Total:              357     2.95       1.00     28.00     83.32    647  191,305.78
----------------------------------------------------------------------------------

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-FF6 (the "Securities") to be issued by First Franklin Mortgage Loan Trust, Series 2004-FF6 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC., the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

B

First Franklin Mortgage Loan Trust, Series 2004-FF6
Current Balance > $500K


1. Loan Purpose

                                                           % of Mortgage     Weighted   Weighted
                                                           Loan Pool by      Average     Average        Weighted
                         Number of       Aggregate           Aggregate        Gross     Remaining       Average
Loan                     Mortgage      Cut-off Date        Cut-off Date      Interest     Term
Purpose                    Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV (%)
----------------------   ---------   -----------------   -----------------   --------   ---------   ----------------
Purchase                       171        $105,178,085               71.47      5.789         355              79.96
Refinance - Cash                54          33,659,665               22.87      5.968         357              74.59
Refinance - Rate                14           8,316,441                5.65      6.009         357              73.26
Total:                         239        $147,154,190              100.00      5.842         356              78.36





2. Occupancy

                                                           % of Mortgage     Weighted   Weighted
                                                           Loan Pool by      Average     Average        Weighted
                         Number of       Aggregate           Aggregate        Gross     Remaining       Average
                         Mortgage      Cut-off Date        Cut-off Date      Interest     Term
Occupancy                  Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV (%)
----------------------   ---------   -----------------   -----------------   --------   ---------   ----------------
Primary                        239        $147,154,190              100.00      5.842         356              78.36
Total:                         239        $147,154,190              100.00      5.842         356              78.36





3. Documentation Type

                                                           % of Mortgage     Weighted   Weighted
                                                           Loan Pool by      Average     Average        Weighted
                         Number of       Aggregate           Aggregate        Gross     Remaining       Average
Documentation            Mortgage      Cut-off Date        Cut-off Date      Interest     Term
Type                       Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV (%)
----------------------   ---------   -----------------   -----------------   --------   ---------   ----------------
Full                           226        $139,744,804               94.96      5.822         356              78.24
No Income Verification           7           4,027,488                2.74      6.330         358              84.05
Limited                          5           2,854,642                1.94      5.909         358              77.45
No Documentation                 1             527,256                0.36      7.250         357              70.47
Total:                         239        $147,154,190              100.00      5.842         356              78.36





4. Fico Distribution

                                                           % of Mortgage     Weighted   Weighted
                                                           Loan Pool by      Average     Average        Weighted
                         Number of       Aggregate           Aggregate        Gross     Remaining       Average
Fico                     Mortgage      Cut-off Date        Cut-off Date      Interest     Term
Distribution               Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV (%)
----------------------   ---------   -----------------   -----------------   --------   ---------   ----------------
560 - 579                        1            $550,000                0.37      6.375         358              64.71
580 - 599                        4           2,821,706                1.92      6.295         357              54.32
600 - 619                       10           5,553,927                3.77      6.264         358              78.10
620 - 639                       23          13,704,683                9.31      6.031         357              75.42
640 - 659                       49          29,788,961               20.24      5.928         357              77.81
660 - 679                       39          24,804,612               16.86      6.001         352              77.44
680 - 699                       45          26,846,934               18.24      5.789         354              81.11
700 - 719                       26          17,144,327               11.65      5.762         357              81.49
720 - 739                       12           7,125,523                4.84      5.425         358              81.30
740 - 759                       16          10,074,849                6.85      5.437         357              77.24
760 >=                          14           8,738,668                5.94      5.483         357              80.43
Total:                         239        $147,154,190              100.00      5.842         356              78.36
Minimum: 570
Maximum: 798
Weighted Average: 679.6





5. Original Loan-to-Value Ratio (%)

                                                           % of Mortgage     Weighted   Weighted
Combined                                                   Loan Pool by      Average     Average        Weighted
Original                 Number of       Aggregate           Aggregate        Gross     Remaining       Average
Loan-to-Value            Mortgage      Cut-off Date        Cut-off Date      Interest     Term
Ratio (%)                  Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV (%)
----------------------   ---------   -----------------   -----------------   --------   ---------   ----------------
30.01 - 40.00                    1            $987,300                0.67      6.500         357              39.60
50.01 - 60.00                    7           4,751,190                3.23      5.679         357              56.51
60.01 - 70.00                   19          13,420,749                9.12      6.069         357              66.91
70.01 - 80.00                  180         109,158,216               74.18      5.738         355              78.86
80.01 - 90.00                   20          11,508,265                7.82      6.324         357              88.12
90.01 - 100.00                  12           7,328,469                4.98      6.243         358              95.88
Total:                         239        $147,154,190              100.00      5.842         356              78.36
Minimum: 39.60
Maximum: 100.00
Weighted Average by Original Balance: 78.35
Weighted Average by Current Balance: 78.36





6. Geographical Distribution

                                                           % of Mortgage     Weighted   Weighted
                                                           Loan Pool by      Average     Average        Weighted
                         Number of       Aggregate           Aggregate        Gross     Remaining       Average
Geographical             Mortgage      Cut-off Date        Cut-off Date      Interest     Term
Distribution               Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV (%)
----------------------   ---------   -----------------   -----------------   --------   ---------   ----------------
Alabama                          1            $760,000                0.52      5.500         357              80.00
Arizona                          3           1,933,157                1.31      6.128         358              77.36
California                     156          95,622,839               64.98      5.745         356              78.68
Colorado                         3           1,796,400                1.22      5.623         358              91.86
Florida                         12           7,185,783                4.88      5.878         357              78.81
Georgia                          2           1,103,187                0.75      5.439         358              80.00
Illinois                         6           3,346,834                2.27      6.316         357              73.80
Massachusetts                    2           1,535,982                1.04      5.574         356              70.15
Michigan                         5           2,950,325                2.00      6.484         357              80.87
Minnesota                        2           1,422,038                0.97      5.891         358              77.39
Nevada                           5           3,096,800                2.10      5.831         357              80.00
New Hampshire                    2           1,082,861                0.74      5.314         358              82.51
New Jersey                       2           1,193,838                0.81      6.202         358              83.14
New York                        13           7,899,176                5.37      6.170         357              70.96
Ohio                             1             725,076                0.49      5.990         358              95.00
Pennsylvania                     2           1,065,209                0.72      6.161         358              83.20
Rhode Island                     2           1,383,405                0.94      6.819         358              86.62
Tennessee                        2           1,647,951                1.12      6.425         357              75.34
Texas                           10           6,466,061                4.39      5.824         343              74.80
Utah                             1             548,954                0.37      6.250         358              73.33
Virginia                         3           1,864,300                1.27      6.297         357              80.00
Washington                       4           2,524,015                1.72      5.978         357              80.00
Total:                         239        $147,154,190              100.00      5.842         356              78.36
Number of States Represented: 22





7. Range of Gross Interest Rates (%)

                                                           % of Mortgage     Weighted   Weighted
Range of                                                   Loan Pool by      Average     Average        Weighted
Gross                    Number of       Aggregate           Aggregate        Gross     Remaining       Average
Interest                 Mortgage      Cut-off Date        Cut-off Date      Interest     Term
Rates (%)                  Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV (%)
----------------------   ---------   -----------------   -----------------   --------   ---------   ----------------
4.000% - 4.999%                 18         $10,373,266                7.05      4.781         357              78.38
5.000% - 5.999%                144          88,817,577               60.36      5.631         355              78.48
6.000% - 6.999%                 69          43,487,541               29.55      6.372         357              77.45
7.000% - 7.999%                  8           4,475,806                3.04      7.349         357              84.66
Total:                         239        $147,154,190              100.00      5.842         356              78.36
Minimum: 4.375%
Maximum: 7.625%
Weighted Average: 5.842%





8. Original Prepayment Penalty Term (months)

                                                           % of Mortgage     Weighted   Weighted
Original                                                   Loan Pool by      Average     Average        Weighted
Prepayment               Number of       Aggregate           Aggregate        Gross     Remaining       Average
Penalty                  Mortgage      Cut-off Date        Cut-off Date      Interest     Term
Term (months)              Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV (%)
----------------------   ---------   -----------------   -----------------   --------   ---------   ----------------
0                               38         $23,881,130               16.23      6.021         353              75.95
12                              24          14,803,677               10.06      6.154         357              80.84
24                             124          76,318,620               51.86      5.726         357              79.01
36                              53          32,150,763               21.85      5.843         353              77.44
Total:                         239        $147,154,190              100.00      5.842         356              78.36
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 26

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-FF6 (the "Securities") to be issued by First Franklin Mortgage Loan Trust, Series 2004-FF6 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC., the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

B

First Franklin Mortgage Loan Trust, Series 2004-FF6
All records


1. Current Principal Balance ($)

                           Weighted
Current                    Average      Min        Max      Weighted               Weighted
Principal                  Original   Original   Original   Average    Min   Max   Average    Min    Max               Non-Full
Balance ($)                  LTV        LTV        LTV        DTI      DTI   DTI     FICO     FICO   FICO   Full Doc     Doc
------------------------   --------   --------   --------   --------   ---   ---   --------   ----   ----   --------   --------
$1 - $50,000                  79.51      15.67     100.00      34.97     3    60        602    540    774      82.63      17.37
$50,001 - $100,000            83.75      12.17     100.00      39.10     7    55        617    540    793      85.01      14.99
$100,001 - $150,000           85.34      25.89     100.00      42.58     2    55        631    516    806      85.76      14.24
$150,001 - $200,000           84.32      29.57     100.00      43.82     6    68        637    540    804      84.41      15.59
$200,001 - $250,000           83.75      33.33     100.00      44.48    11    55        643    540    817      83.77      16.23
$250,001 - $300,000           83.94      40.51     100.00      44.71     8    65        645    540    802      87.20      12.80
$300,001 - $350,000           83.99      54.84     100.00      44.95     6    55        656    540    810      84.95      15.05
$350,001 - $400,000           84.45      57.58     100.00      45.00     8    55        656    542    789      83.92      16.08
$400,001 - $450,000           83.09      60.00     100.00      46.88     5    59        666    553    771      90.27       9.73
$450,001 - $500,000           82.35      50.00     100.00      44.29    14    56        673    562    778      91.74       8.26
$500,001 - $550,000           79.28      54.00     100.00      42.80     6    55        672    570    790      89.15      10.85
$550,001 - $600,000           81.76      55.60     100.00      39.57    12    55        688    617    769      97.99       2.01
$600,001 - $650,000           79.27      52.85      94.99      38.92     4    55        674    582    782      97.89       2.11
$650,001 - $700,000           78.89      60.91      97.90      40.44    21    55        684    633    782     100.00       0.00
$700,001 - $750,000           76.56      55.56      95.00      34.74     7    51        705    644    798      86.77      13.23
$750,001 - $800,000           74.50      66.67      80.00      37.18    19    54        667    620    709     100.00       0.00
$800,001 - $850,000           72.55      65.43      80.00      54.51    54    55        706    671    743     100.00       0.00
$850,001 - $900,000           75.51      72.31      80.00      39.81    16    55        682    642    740     100.00       0.00
$900,001 - $950,000           63.64      63.64      63.64      13.00    13    13        664    664    664     100.00       0.00
$950,001 - $1,000,000         57.76      39.60      68.97      44.49    40    49        684    592    763     100.00       0.00
Total:                        83.32      12.17     100.00      43.11     2    68        647    516    817      86.82      13.18
Minimum: 19,938.54
Maximum: 1,000,000.00
Average: 191,305.78





2. Range of Gross Interest Rates (%)

Range of                   Weighted
Gross                      Average      Min        Max      Weighted               Weighted
Interest                   Original   Original   Original   Average    Min   Max   Average    Min    Max               Non-Full
Rates (%)                    LTV        LTV        LTV        DTI      DTI   DTI     FICO     FICO   FICO   Full Doc     Doc
------------------------   --------   --------   --------   --------   ---   ---   --------   ----   ----   --------   --------
3.001% - 4.000%               77.81      75.00      80.00      44.37    41    47        746    741    752     100.00       0.00
4.001% - 5.000%               79.55      55.60      95.00      46.93     2    65        693    577    782      96.38       3.62
5.001% - 6.000%               80.59      15.67     100.00      45.68     6    68        674    541    817      92.41       7.59
6.001% - 7.000%               83.34      22.47     100.00      41.75     3    59        634    516    804      87.75      12.25
7.001% - 8.000%               87.14      12.17     100.00      40.63     4    55        617    540    806      77.99      22.01
8.001% - 9.000%               90.62      36.84     100.00      39.82    11    60        619    540    788      67.74      32.26
9.001% - 10.000%              93.49      80.00     100.00      39.26    19    49        631    540    733      56.98      43.02
Total:                        83.32      12.17     100.00      43.11     2    68        647    516    817      86.82      13.18
Minimum: 3.625%
Maximum: 10.000%
Weighted Average: 6.426%





3. Occupancy

                           Weighted
                           Average      Min        Max      Weighted               Weighted
                           Original   Original   Original   Average    Min   Max   Average    Min    Max               Non-Full
Occupancy                    LTV        LTV        LTV        DTI      DTI   DTI     FICO     FICO   FICO   Full Doc     Doc
------------------------   --------   --------   --------   --------   ---   ---   --------   ----   ----   --------   --------
Primary                       83.30      12.17     100.00      43.21     2    68        646    516    817      86.85      13.15
Non-Owner Occupied            84.05      37.04     100.00      38.94     3    55        688    563    802      85.49      14.51
Total:                        83.32      12.17     100.00      43.11     2    68        647    516    817      86.82      13.18





4. Documentation Level

                           Weighted
                           Average      Min        Max      Weighted               Weighted
Documentation              Original   Original   Original   Average    Min   Max   Average    Min    Max               Non-Full
Level                        LTV        LTV        LTV        DTI      DTI   DTI     FICO     FICO   FICO   Full Doc     Doc
------------------------   --------   --------   --------   --------   ---   ---   --------   ----   ----   --------   --------
Full Documentation            83.10      12.17     100.00      43.46     2    68        643    516    817     100.00       0.00
No Income Verification        86.13      25.89     100.00      40.33     8    55        671    547    792       0.00     100.00
No Documentation              80.51      15.67      95.00       0.00     0     0        709    662    806       0.00     100.00
Limited Documentation         80.68      52.34     100.00      41.68    10    55        646    542    742       0.00     100.00
Total:                        83.32      12.17     100.00      43.11     2    68        647    516    817      86.82      13.18





5. Property Types

                           Weighted
                           Average      Min        Max      Weighted               Weighted
Property                   Original   Original   Original   Average    Min   Max   Average    Min    Max               Non-Full
Types                        LTV        LTV        LTV        DTI      DTI   DTI     FICO     FICO   FICO   Full Doc     Doc
------------------------   --------   --------   --------   --------   ---   ---   --------   ----   ----   --------   --------
Single Family Residence       83.27      15.67     100.00      42.80     2    68        641    516    810      86.83      13.17
Planned Unit Development      83.42      22.47     100.00      43.18     5    60        654    541    806      89.85      10.15
Condo                         83.17      21.30     100.00      45.28     3    58        670    541    817      86.21      13.79
2-4 Family                    84.31      12.17     100.00      44.34    16    55        667    540    786      67.68      32.32
Modular                       72.94      72.94      72.94      16.00    16    16        572    572    572     100.00       0.00
Total:                        83.32      12.17     100.00      43.11     2    68        647    516    817      86.82      13.18





6. Loan Purpose

                           Weighted
                           Average      Min        Max      Weighted               Weighted
Loan                       Original   Original   Original   Average    Min   Max   Average    Min    Max               Non-Full
Purpose                      LTV        LTV        LTV        DTI      DTI   DTI     FICO     FICO   FICO   Full Doc     Doc
------------------------   --------   --------   --------   --------   ---   ---   --------   ----   ----   --------   --------
Purchase                      84.69      31.64     100.00      44.67     2    65        665    516    817      90.01       9.99
Refinance - Cashout           81.29      12.17     100.00      41.12     3    60        622    540    786      82.38      17.62
Refinance - Rate Term         82.09      24.27     100.00      40.23     8    68        625    540    792      82.66      17.34
Total:                        83.32      12.17     100.00      43.11     2    68        647    516    817      86.82      13.18





7. Geographical Distribution - Top 5 States

                              Weighted
                              Average      Min        Max      Weighted               Weighted
Geographical                  Original   Original   Original   Average    Min   Max   Average    Min    Max               Non-Full
Distribution - Top 5 States     LTV        LTV        LTV        DTI      DTI   DTI     FICO     FICO   FICO   Full Doc     Doc
---------------------------   --------   --------   --------   --------   ---   ---   --------   ----   ----   --------   --------
California                       81.15      15.67     100.00      44.84     4    68        662    540    817      90.45       9.55
Florida                          84.69      21.30     100.00      40.67     2    60        642    516    806      83.63      16.37
Texas                            81.85      36.84     100.00      39.03     3    55        637    540    788      81.64      18.36
Michigan                         86.31      40.00     100.00      42.09    15    64        634    540    784      82.32      17.68
Illinois                         84.25      39.91     100.00      43.33    10    55        627    540    774      69.02      30.98
Other                            85.39      12.17     100.00      42.33     4    60        635    540    805      86.18      13.82
Total:                           83.32      12.17     100.00      43.11     2    68        647    516    817      86.82      13.18
Number of States Represented: 46





8. Original Prepayment Penalty Term (months)

Original                   Weighted
Prepayment                 Average      Min        Max      Weighted               Weighted
Penalty                    Original   Original   Original   Average    Min   Max   Average    Min    Max               Non-Full
Term (months)                LTV        LTV        LTV        DTI      DTI   DTI     FICO     FICO   FICO   Full Doc     Doc
------------------------   --------   --------   --------   --------   ---   ---   --------   ----   ----   --------   --------
 0                            83.64      24.27     100.00      41.77     6    58        640    540    806      81.97      18.03
12                            83.97      20.00     100.00      42.13    10    56        650    541    773      86.09      13.91
24                            83.46      15.67     100.00      44.34     2    59        648    516    817      90.09       9.91
36                            82.79      12.17     100.00      41.96     4    68        649    540    810      84.07      15.93
60                            94.98      94.98      94.98      48.00    48    48        624    624    624     100.00       0.00
Total:                        83.32      12.17     100.00      43.11     2    68        647    516    817      86.82      13.18
Non-Zero Minimum: 12
Maximum: 60
Non-Zero Weighted Average: 27





9. Largest 10 Loans ($)

                                                                                Weighted
                                                                                Average    Weighted   Weighted
                                                                                Original   Average    Average
Balance            State            MSA                  Loan Type                LTV        DTI        FICO
------------   -------------   -------------   ------------------------------   --------   --------   --------
1,000,000.00   California      Not Available   ARM - 2 Year/6 Month - IO 5 Yr      58.82         40        710
875,000.00     California      Not Available   ARM - 5 Year/6 Month - IO 5 Yr      72.31         16        740
997,338.52     California      Not Available   ARM - 5 Year/6 Month                63.49         49        670
994,729.42     Massachusetts   Not Available   ARM - 2 Year/6 Month                68.97         42        763
908,350.24     California      Not Available   Fixed - 30 Year                     63.64         13        664
880,000.00     Tennessee       Not Available   ARM - 2 Year/6 Month - IO 5 Yr      80.00         55        690
853,000.00     California      Not Available   ARM - 3 Year/6 Month - IO 5 Yr      72.91         42        664
878,404.63     Rhode Island    Not Available   Fixed - 30 Year                     78.92         39        676
987,300.49     New York        Not Available   ARM - 2 Year/6 Month                39.60         47        592
879,996.40     California      Not Available   ARM - 2 Year/6 Month - IO 5 Yr      73.33         47        642
                                                                    Orig
                      Property                                   Prepayment
Balance                 Type              Purpose    Occupancy    Penalty
------------   -----------------------   ---------   ---------   ----------
1,000,000.00   Single Family Residence   Refinance    Primary            24
875,000.00     2 Family                  Refinance    Primary            36
997,338.52     Single Family Residence   Purchase     Primary            36
994,729.42     Single Family Residence   Purchase     Primary             0
908,350.24     Single Family Residence   Purchase     Primary            36
880,000.00     Single Family Residence   Purchase     Primary            12
853,000.00     PUD                       Purchase     Primary            36
878,404.63     Single Family Residence   Purchase     Primary            24
987,300.49     Single Family Residence   Refinance    Primary             0
879,996.40     PUD                       Purchase     Primary            24